UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.           )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to Section 240.14a-12

QUALCOMM INCORPORATED

(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

Qualcomm 5G

QUALCOMM Incorporated

Notice of 2022 Annual Meeting of Stockholders and Proxy Statement

Qualcomm

Enabling a world where everyone and everything is intelligently connected.
Qualcomm

January 20, 2022
Dear Fellow Stockholders:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders (Annual Meeting) of QUALCOMM Incorporated (Qualcomm) on Wednesday, March 9, 2022. The meeting will begin promptly at 9:30 a.m. Pacific Time at the Irwin M. Jacobs Qualcomm Hall, 5775 Morehouse Drive, San Diego, California 92122. We will begin the Annual Meeting with a discussion and vote on the matters set forth in the Notice of Annual Meeting of Stockholders, followed by a presentation on Qualcomm’s fiscal 2021 performance, and a question and answer session.
Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. You may vote via the Internet, by telephone, by completing and returning your proxy card or voting instruction form, scanning your QR code with your mobile device, or in person at the Annual Meeting, as set forth in the proxy statement. Voting by any of these methods will ensure your representation at the Annual Meeting.
Your vote is very important to us. I encourage you to vote as our Board of Directors has recommended.
Thank you for your support and your continued interest in Qualcomm. I look forward to seeing you in San Diego at the Irwin M. Jacobs Qualcomm Hall on Wednesday, March 9, 2022.
Sincerely, Cristiano R. Amon President and Chief Executive Officer

5775 Morehouse Drive
San Diego, California 92121-1714
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On March 9, 2022
To the Stockholders of QUALCOMM Incorporated:
NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders (Annual Meeting) of QUALCOMM Incorporated, a Delaware corporation (Company), will be held at the Irwin M. Jacobs Qualcomm Hall, 5775 Morehouse Drive, San Diego, California 92121, on Wednesday, March 9, 2022 at 9:30 a.m. Pacific Time to vote on the following matters:
■
The election of 12 directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified.

■
The ratification of the selection of PricewaterhouseCoopers LLP as our independent public accountants for our fiscal year ending September 25, 2022.

■
An advisory vote to approve the compensation of our named executive officers.

■
Such other business as may properly come before stockholders at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on January 10, 2022 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof.
By Order of the Board of Directors,

Ann Cathcart Chaplin
General Counsel and Corporate Secretary
San Diego, California
January 20, 2022

2021 PROXY STATEMENT	i

PROXY OVERVIEW
This proxy overview is a summary of information that you will find throughout this proxy statement. As this is only an overview, we encourage you to read the entire proxy statement for more information about these topics prior to voting.
2022 ANNUAL MEETING OF STOCKHOLDERS (ANNUAL MEETING)

DATE AND TIME	LOCATION	RECORD DATE
WEDNESDAY, MARCH 9, 2022 9:30 a.m. Pacific Time	Irwin M. Jacobs Qualcomm Hall 5775 Morehouse Drive San Diego, California 92121	JANUARY 10, 2022
DATE OF FIRST DISTRIBUTION OF PROXY MATERIALS IS JANUARY 20, 2022
How to Vote

Stockholders of record as of the Record Date may vote via the Internet at www.proxyvote.com; by telephone at 1-800-690-6903; by completing and returning their proxy card or voting instruction form; in person at the Annual Meeting; or by scanning with your mobile device the QR code provided to you. See “Voting Methods” section on page 5.

Over the Internet at www.proxyvote.com	By telephone at 1-800-690-6903	By mailing your completed proxy card or voting instruction form in the envelope provided	In Person at the Annual Meeting	By scanning the QR code with your mobile device
Voting Matters and Board Recommendations

The Board of Directors unanimously recommends that you vote as follows:
Proposal	Board Recommendation	Page Reference
PROPOSAL 1: Election of Directors	FOR each Nominee	18
PROPOSAL 2: Ratification of the selection of PricewaterhouseCoopers LLP as our independent public accountants for our fiscal year ending September 25, 2022	FOR	26
PROPOSAL 3: Advisory vote to approve the compensation of our named executive officers	FOR	28
2021 PROXY STATEMENT	1

PROXY OVERVIEW

OVERVIEW OF THE BOARD NOMINEES*

SYLVIA ACEVEDO
Age: 64
Director Since: 2020
Member: Governance Committee

CRISTIANO R. AMON
Age: 51
Director Since: 2021

President and Chief Executive Officer, Qualcomm Incorporated

MARK FIELDS
Age: 60
Director Since: 2018
Member: Audit Committee

Former President and Chief Executive Officer, Ford Motor Company

JEFFREY W. HENDERSON
Age: 57
Director Since: 2016
Chair: Audit Committee

Former Chief Financial Officer, Cardinal Health, Inc.

GREGORY N. JOHNSON
Age: 53
Director Since: 2020
Member: HR and Compensation Committee

ANN M. LIVERMORE
Age: 63
Director Since: 2016
Member: Governance Committee

Former Chairman of the Board and Chief Executive Officer, Palo Alto Networks, Inc.

JAMIE S. MILLER
Age: 53
Director Since: 2020
Member: Audit Committee

Chief Financial Officer, Cargill, Inc.

IRENE B. ROSENFELD
Age: 68
Director Since: 2018
Chair: HR and Compensation Committee

Former Chair and Chief Executive Officer, Mondelēz International, Inc.

KORNELIS (NEIL) SMIT
Age: 63
Director Since: 2018
Member: HR and Compensation Committee

Former President and Chief Executive Officer, Comcast Cable Communications

JEAN-PASCAL TRICOIRE
Age: 58
Director Since: 2020
Member: Governance Committee

ANTHONY J. VINCIQUERRA
Age: 67
Director Since: 2015
Member: Audit Committee

*
Current directors Harish Manwani and Clark T. Randt, Jr. will conclude their service on our Board of Directors at the Annual Meeting.

2	2021 PROXY STATEMENT

PROXY OVERVIEW
BOARD DIVERSITY, DIRECTOR INDEPENDENCE AND TENURE*

BOARD DIVERSITY MATRIX*

Board Diversity Matrix (As of December 7, 2021)
Total Number of Directors	14
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	10	—	—
Part II: Demographic Background
African American or Black	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	1	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	3	8	—	—
Two or More Races or Ethnicities	—	1	—	—
LGBTQ+	1
Did Not Disclose Demographic Background	—

*
The Board Diversity, Director Independence and Tenure graphs, and the Board Diversity Matrix, include all current directors.

2021 PROXY STATEMENT	3

PROXY STATEMENT
In this document, the words “Qualcomm,” “the Company,” “we,” “our,” and “us” refer only to QUALCOMM Incorporated, a Delaware corporation, and its consolidated subsidiaries and not to any other person or entity.
MEETING INFORMATION

The Board of Directors (Board) of QUALCOMM Incorporated is soliciting your proxy for use at the Company’s 2022 Annual Meeting of Stockholders (Annual Meeting) to be held on March 9, 2022 at 9:30 a.m. Pacific Time and at any adjournment or postponement thereof. Admission to the Annual Meeting is open to stockholders of record as of January 10, 2022 (Record Date) and/or their designated representatives. All stockholders will be required to show valid picture identification. If your shares are in the name of your bank, broker or other holder of record, you will also need to bring evidence of your stock ownership, such as your most recent brokerage account statement or a copy of your voting instruction form. For security purposes, packages and bags may be inspected and you may be required to check these items. Please arrive early enough to allow yourself adequate time to clear security.
We are excited to welcome stockholders back to our facilities for this year’s Annual Meeting. For the health and safety of our stockholders and employees, we will follow all applicable health orders and guidelines related to the COVID-19 pandemic in place at the time of the Annual Meeting. These may include, for example, requirements to practice social distancing or requirements for all or certain attendees to wear masks while in our facilities. As the state of the COVID-19 pandemic and applicable health orders are subject to change following the date of this proxy statement, we encourage stockholders who plan to attend the Annual Meeting in person to review the latest guidance from the Centers for Disease Control and Prevention (CDC), the California Department of Public Health and the County of San Diego prior to attending. Individuals experiencing cold/flu-like symptoms, or any other symptoms associated with COVID-19, should not attend the Annual Meeting but are encouraged to vote prior to the meeting using one of the other methods described under “Voting Methods” below. Stockholders can also watch a live webcast or replay of the Annual Meeting on the “Investor Relations” page of our website at www.qualcomm.com.
REGISTERED OWNERS AND BENEFICIAL OWNERS

Registered Owners. If your shares are registered directly in your name with Qualcomm’s transfer agent, Computershare Trust Company, N.A., you are the registered owner with respect to those shares.
Beneficial Owners. If your shares are held in an account at a bank, broker or other holder of record, you are the beneficial owner of those shares, which is commonly referred to as being held in “street name.” Most individual stockholders are beneficial owners and hold their shares in street name. As a beneficial owner, you have the right to instruct the bank, broker or other holder of record how to vote your shares.
If you are a registered owner and receive paper proxy materials, those materials will include a proxy card which you may use to vote your shares. If you are a beneficial owner and receive paper proxy materials, those materials will include a document similar to a proxy card called a voting instruction form.
VOTING RIGHTS AND OUTSTANDING SHARES

Only a holder of record of our common stock at the close of business on the Record Date (Record Holder) will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, we had 1,125,081,533 shares of common stock outstanding and entitled to vote. Each Record Holder will be entitled to one vote for each share held on all matters to be voted upon. If you do not provide voting instructions on your proxy, your shares will be voted as described in the section “How Your Shares Will Be Voted” below. All votes will be counted by an independent inspector of election appointed for the Annual Meeting (Inspector of Election).
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

We are furnishing proxy materials to our stockholders primarily via the Internet under rules adopted by the U.S. Securities and Exchange Commission (SEC), instead of mailing printed copies of those materials to each stockholder. On January 20, 2022, we commenced mailing to our stockholders (other than those who previously requested electronic delivery or a full set of printed proxy materials) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including this proxy statement.
4	2021 PROXY STATEMENT

PROXY STATEMENT
This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources. If you received the Notice of Internet Availability of Proxy Materials and would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials electronically (via email) unless you elect otherwise.
This proxy statement and our Annual Report on Form 10-K for fiscal year 2021 are available on the “Investor Relations” page of our website at www.qualcomm.com.
VOTING METHODS

You may vote by one of the following methods depending on the manner of delivery by which you received the proxy materials:
•
Vote via the Internet. Go to the web address http://www.proxyvote.com and follow the instructions for Internet voting shown on the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form mailed to you, or the instructions that you received by email.

•
Vote by Telephone. Dial 1-800-690-6903 and follow the instructions for telephone voting shown on the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form mailed to you, or the instructions that you received by email.

•
Vote by Mail. Complete, sign, date and mail the proxy card or voting instruction form in the envelope provided to you. If you vote via the Internet or by telephone, please do not mail your proxy card or voting instruction form.

•
Vote in Person. Complete, sign and date a ballot at the Annual Meeting.

•
Vote by Scanning the QR code. Scan, with your mobile device, the QR code provided on the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form mailed to you.

Even if you plan to attend the Annual Meeting, we encourage you to vote your shares in advance via the Internet, by telephone or by mailing in your proxy card or voting instruction form.
PLEASE NOTE THAT IF YOU ARE A BENEFICIAL OWNER OF SHARES HELD IN STREET NAME, SINCE YOUR SHARES ARE HELD BY A BANK, BROKER OR OTHER HOLDER OF RECORD, IF YOU WISH TO VOTE AT THE ANNUAL MEETING YOU MUST FIRST OBTAIN A LEGAL PROXY ISSUED IN YOUR NAME FROM THE HOLDER OF RECORD. OTHERWISE, YOU WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE MEETING.
HOW YOUR SHARES WILL BE VOTED

Your shares will be voted in accordance with your instructions. If you do not specify voting instructions on your proxy, the shares will be voted as set forth in the table below.
Proposal		Vote	Page Reference
PROPOSAL 1	Election of Directors	FOR each Nominee	18
PROPOSAL 2	Ratification of the selection of PricewaterhouseCoopers LLP as our independent public accountants for our fiscal year ending September 25, 2022	FOR	26
PROPOSAL 3	Advisory vote to approve the compensation of our named executive officers	FOR	28
In the absence of instructions to the contrary, proxies will be voted in accordance with the judgment of the person exercising the proxy on any other matter properly presented at the Annual Meeting.
See the section entitled “Broker Non-Votes” below, as well as the “Required Vote and Board Recommendation” sections of the individual proposals for additional information.
VOTING RESULTS

We will publicly disclose the voting results of the Annual Meeting within four business days after the Annual Meeting by filing a Current Report on Form 8-K with the SEC, based on the tabulation of the Inspector of Election. We will post to the “Investor
2021 PROXY STATEMENT	5

PROXY STATEMENT
Relations” page of our website a replay and a transcript of the Annual Meeting (including the question and answer session), as well as the final voting results, which will remain on our website at www.qualcomm.com for at least one year.
BROKER NON-VOTES

A “broker non-vote” occurs when a bank, broker or other holder of record submits a proxy for the Annual Meeting, but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. Broker non-votes (like abstentions) will be counted as present for purposes of determining the presence of a quorum, but will have no effect on the outcome of the voting results. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote those shares on routine matters, but not on non-routine matters. Routine matters include ratification of the selection of independent public accountants. Non-routine matters include the election of directors and the advisory vote on executive compensation.
DETERMINATION OF QUORUM

The representation, in person or by proxy, of a majority of the outstanding shares of stock entitled to vote at the Annual Meeting constitutes a quorum. Under Delaware law, abstentions and broker non-votes are counted as present in determining whether the quorum requirement is satisfied.
REVOCABILITY OF PROXIES

If your shares are registered in your name, you may revoke your proxy and change your vote prior to the completion of voting at the Annual Meeting by:
•
Submitting a valid, later-dated proxy card in a timely manner;

•
Submitting a later-dated vote by telephone or via the Internet in a timely manner;

•
Giving written notice of such revocation to the Company’s corporate secretary (at 5775 Morehouse Drive, N-585L, San Diego, California 92121-1714) in a timely manner; or

•
Attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not by itself revoke a proxy).

If your shares are held in “street name” and you wish to revoke a proxy, you should contact your bank, broker or other holder of record and follow its procedures for changing your voting instructions.
PROXY SOLICITATION

We will bear the entire cost of the solicitation of proxies, including the preparation, assembly, printing and mailing of the Notice of Internet Availability of Proxy Materials, this proxy statement, the proxy card, our Annual Report on Form 10-K and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners.
In addition, we have retained Morrow Sodali LLC to act as a proxy solicitor in conjunction with the Annual Meeting. We have agreed to pay that firm $10,000, plus reasonable out-of-pocket expenses, for proxy solicitation services. Solicitation of proxies by mail may be supplemented by telephone, email, facsimile transmission, electronic transmission or personal solicitation by certain of our directors, officers or other employees. No additional compensation (other than reimbursement for expenses) will be paid to directors, officers or other employees for such services.
STOCKHOLDER PROPOSALS

The deadline for submitting a stockholder proposal for inclusion in our proxy materials for our 2023 annual meeting of stockholders is September 22, 2022. Stockholder nominations for director that are to be included in our proxy materials under the proxy access provision of our Bylaws must be received no earlier than August 23, 2022 and no later than the close of business on September 22, 2022. Stockholder nominations for director and other proposals that are not to be included in our proxy materials must be received no earlier than November 9, 2022 and no later than the close of business on December 9, 2022. Any such stockholder proposals or nominations for director must be submitted to our Corporate Secretary in writing at 5775 Morehouse
6	2021 PROXY STATEMENT

PROXY STATEMENT
Drive, N-585L, San Diego, California 92121-1714. Stockholders are advised to review our Bylaws, which contain additional requirements for submitting stockholder proposals and director nominations. Our Bylaws are available on our website at www.qualcomm.com under the “Governance” section of our “Investor Relations” page. See page 11 for further information.
HOUSEHOLDING

The SEC allows companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address will receive a single copy of our proxy materials, including the Notice of Internet Availability of Proxy Materials, unless one of the stockholders has notified us that they want to continue receiving multiple copies. This practice is designed to reduce duplicate mailings, and save printing and postage costs as well as natural resources. Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and mailing address and you and your spouse have two accounts containing Qualcomm stock at two different brokerage firms, your household will receive two copies of our proxy materials, one from each brokerage firm. To reduce the number of duplicate sets of proxy materials your household receives, you may wish to enroll some or all of your accounts in our electronic delivery program at http://enroll.icsdelivery.com/qcom.
If you received a household mailing this year and you would like to have a separate copy of our Notice of Internet Availability of Proxy Materials and/or proxy materials mailed to you, please submit your request to Broadridge ICS, either by calling toll-free 1-866-540-7095 or by writing to Broadridge ICS, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. They will promptly send additional copies of our Notice of Internet Availability of Proxy Materials and/or proxy materials upon receipt of such request. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Broadridge ICS as provided above. Please note, however, that if you want to receive a paper proxy or voting instruction form or other proxy material for purposes of this year’s Annual Meeting, you should follow the instructions included in the Notice of Internet Availability of Proxy Materials that was sent to you. If you received multiple copies of the proxy materials and would prefer to receive a single copy in the future or if you would like to opt out of householding for future mailings, you may contact Broadridge ICS as provided above.
PERFORMANCE MEASUREMENT COMPARISON OF STOCKHOLDER RETURN

Attached as Appendix A is a graph that compares total stockholder return on our common stock from September 25, 2016 to September 26, 2021 to two indices, the Standard & Poor’s 500 Stock Index (S&P 500) and the NASDAQ-100 Index (NASDAQ-100).
CORPORATE DIRECTORY

Attached as Appendix B is a listing of our executive officers and members of our Board.
2021 PROXY STATEMENT	7

CORPORATE GOVERNANCE
CODE OF ETHICS AND CORPORATE GOVERNANCE PRINCIPLES AND PRACTICES

The Board has adopted a Code of Ethics applicable to all of our employees, including our executive officers, employees of our subsidiaries, and members of our Board. Any amendments to, or waivers under, the Code of Ethics that are required to be disclosed by SEC rules will be disclosed within four business days of such amendment or waiver on our website at www.qualcomm.com under the “Governance” section of our “Investor Relations” page, which appears under the “Company” tab. To date, there have not been any waivers by us under the Code of Ethics.
The Board has also adopted Corporate Governance Principles and Practices, which includes information regarding the Board’s policies that guide its governance practices, including the roles, responsibilities and composition of the Board, director qualifications, committee matters and stock ownership guidelines, among others.
The Code of Ethics and the Corporate Governance Principles and Practices are available on our website at www.qualcomm.com under the “Governance” section of our “Investor Relations” page.
BOARD LEADERSHIP STRUCTURE

Chair of the Board
The Board appoints the Chair of the Board (Chair) after considering the recommendation of the Governance Committee. The Chair is not required to be an independent director. However, at all times when the Chair is not an independent director, the Board shall have a “Lead Independent Director” who shall be an independent director, as described below. Currently, our Chair is Mark D. McLaughlin, who is an independent director.
The Chair has the following responsibilities and authority:
•
Help set the overall leadership and strategic direction of the Company.

•
Help delineate, in consultation with the Chief Executive Officer and the Board, responsibilities of the Board and management.

•
Authorized to call special meetings of stockholders.

•
Preside at all meetings of stockholders.

•
Authorized to call special meetings of the Board.

•
Preside at all meetings of the Board (unless conflicted on a matter).

•
In collaboration with the Chief Executive Officer and the Lead Independent Director (if one is appointed), develop Board meeting agendas and communicate with independent Board members to ensure that matters of interest are being included.

•
If an independent director, chair and set agendas for executive sessions of independent directors (unless conflicted on a matter).

•
With the Chief Executive Officer, represent the Board in outreach to key constituencies.

•
Work with the Lead Independent Director (if one is appointed) on investor outreach.

•
Together with the Lead Independent Director (if one is appointed), represent the Board in interactions and negotiations with any company making an acquisition proposal or proxy contest for control of the Board.

•
Evaluate the Chief Executive Officer’s performance, in coordination with the HR and Compensation Committee.

Our charter documents and policies do not prevent our Chief Executive Officer from also serving as our Chair. The Board evaluates its leadership structure and elects the Chair based on the criteria it deems to be appropriate and in the best interests of the Company and its stockholders, given the circumstances at the time of such election. While we have in the past had one person serve as both Chair and Chief Executive Officer, since March 2014, the positions have been held by separate individuals.
8	2021 PROXY STATEMENT

CORPORATE GOVERNANCE
Lead Independent Director
At all times when the Chair of the Board is not an independent director, the Board shall have a Lead Independent Director who shall be an independent director. In the event the Chair is an independent director and the Board elects not to have a Lead Independent Director, the Chair shall have the responsibilities and authority (as applicable) of the Lead Independent Director set forth below. If the Board decides to elect a Lead Independent Director, then at or before each annual meeting of the Board, which follows immediately after each annual meeting of stockholders: (i) the Governance Committee shall recommend to the Board the Director who would serve as Lead Independent Director for the next term and (ii) the Lead Independent Director shall be elected by a vote of the independent members of the Board. An individual shall serve as the Lead Independent Director for a one-year period, commencing with the annual meeting of the Board. In general, the Board expects that a Lead Independent Director will serve two consecutive terms, but the independent members of the Board may extend a Lead Independent Director’s length of service (on a year-by-year basis) up to four consecutive terms. No Lead Independent Director shall serve more than four consecutive terms.
The Lead Independent Director shall have the following responsibilities and authority:
•
Preside at all meetings of the Board at which the Chair is not present.

•
In collaboration with the Chair and the Chief Executive Officer, develop agendas for Board meetings, and communicate with independent Board members to ensure that matters of interest are being included on agendas for Board meetings.

•
Communicate with independent Board members and with management to affirm that appropriate briefing materials are being provided to Board members sufficiently in advance of Board meetings to allow for proper preparation and participation at such meetings.

•
Authorized, with the concurrence of at least one additional Board member, to call special meetings of the Board.

•
Lead investor outreach from an independent director perspective.

•
Together with the Chair, represent the Board in interactions and negotiations with any company making an acquisition proposal or proxy contest for control of the Board.

•
Lead the Board in governance matters, coordinating with the Governance Committee.

Principally because our current Chair is an independent director, the Board has elected not to fill the role of Lead Independent Director at this time.
BOARD MEETINGS, COMMITTEES AND ATTENDANCE

During fiscal 2021, the Board held 11 meetings. Board agendas include regularly scheduled sessions for the independent directors to meet without management present, and the Chair of the Board leads those sessions. The Board delegates various responsibilities and authority to different Board committees. We have three standing Board committees: the Audit, HR and Compensation, and Governance committees. Committees regularly report on their activities and actions to the full Board. Committee assignments are re-evaluated annually and approved by the Board at the annual meeting of the Board that follows the annual meeting of stockholders, typically in March of each year. Each committee acts according to a written charter approved by the Board and reviewed annually. Copies of each charter can be found on our website at www.qualcomm.com under the “Governance” section of our “Investor Relations” page.
2021 PROXY STATEMENT	9

CORPORATE GOVERNANCE
The table below provides current committee membership information for each of the Board committees.
Name	Committees
	Audit	HR and Compensation	Governance
Sylvia Acevedo			Member
Cristiano R. Amon
Mark Fields	Member
Jeffrey W. Henderson	Chair
Gregory N. Johnson		Member
Ann M. Livermore			Member
Harish Manwani		Member
Mark D. McLaughlin*
Jamie S. Miller	Member
Clark T. Randt, Jr.			Chair
Irene B. Rosenfeld		Chair
Kornelis (Neil) Smit		Member
Jean-Pascal Tricoire			Member
Anthony J. Vinciquerra	Member
Number of Committee Meetings Held in Fiscal 2021	10	7	8

*
Chair of the Board

The Audit Committee. The Audit Committee meets at least quarterly with our management and independent public accountants to review the results of the annual integrated audit and quarterly reviews of our consolidated financial statements, and to discuss our financial statements, annual and quarterly reports and earnings releases. The Audit Committee selects, engages, oversees and evaluates the qualifications, performance and independence of our independent public accountants (who report directly to the Audit Committee); reviews the plans and results of internal audits; reviews evaluations by management and the independent public accountants of our internal control over financial reporting and the quality of our financial reporting; and oversees our compliance program and our information technology (IT) security/cybersecurity programs and procedures, among other functions. All of the members of the Audit Committee are independent directors within the meaning of Rule 5605 of the NASDAQ Stock Market LLC (NASDAQ Rule 5605) and Rule 10A-3(b)(1)(ii) of the Securities Exchange Act of 1934, as amended (Exchange Act). Ms. Miller and Messrs. Henderson and Vinciquerra are audit committee financial experts as defined by the SEC.
The HR and Compensation Committee. The HR and Compensation Committee designs the compensation plans, and determines compensation levels, for our Chief Executive Officer, other executive officers and directors; administers and approves stock offerings under our employee stock purchase and long-term incentive plans; reviews our employee compensation and talent management policies and practices; administers our incentive compensation repayment policy; reviews our policies, programs and initiatives focusing on workforce diversity, equity and inclusion; monitors the effectiveness of strategic initiatives designed to attract, engage, motivate and retain employees (human capital management); and reviews executive officer development and succession planning, among other functions. All of the members of the HR and Compensation Committee are independent directors within the meaning of NASDAQ Rule 5605 and are non-employee directors as defined in Rule 16b-3 of the Exchange Act.
The Governance Committee. The Governance Committee reviews, approves and oversees various corporate governance-related documents, policies and procedures, including our Environmental, Social and Governance (ESG) policies, programs and initiatives. The Governance Committee oversees our political contributions and expenditures to ensure consistency with our business objectives and public policy priorities, including reviewing our Political Contributions and Expenditures Policy annually and reviewing reports on our political contributions and expenditures, as well as on our policies and programs concerning corporate citizenship and social responsibility (including charitable giving), no less than annually. The Governance Committee also reviews our stock ownership guidelines and compliance with those guidelines, our Chief Executive Officer succession planning, and our business resilience and IT service resilience programs (including emergency operations, disaster recovery and security). In addition, the Governance Committee evaluates and recommends nominees, including stockholder nominees, for membership on the Board and its committees, among other functions. All of the members of the Governance Committee are independent directors within the meaning of NASDAQ Rule 5605.
10	2021 PROXY STATEMENT

CORPORATE GOVERNANCE
During fiscal 2021, each director attended at least 75% of the aggregate of the meetings of the Board and the committees on which he or she served and that were held during the period for which he or she was a Board or committee member.
BOARD’S ROLE IN RISK OVERSIGHT

We do not view risk in isolation, but consider risk as part of our regular evaluation of business strategy and business decisions. Assessing and managing risk is the responsibility of our management, which establishes and maintains risk management processes, including action plans and controls, to balance risk mitigation and opportunities to create stockholder value. It is management’s responsibility to anticipate, identify and communicate risks to the Board and/or its committees. The Board oversees and reviews certain aspects of our risk management efforts, either directly or through its committees. We approach risk management by integrating our strategic planning, operational decision making and risk oversight, and communicating risks and opportunities to the Board. The Board commits extensive time and effort every year to discussing and agreeing upon our strategic plan, and it reconsiders key elements of the strategic plan as significant events and opportunities arise during the year. As part of the review of the strategic plan, as well as in evaluating events and opportunities that occur during the year, the Board and management focus on the primary success factors and risks for the Company.
While the Board has primary responsibility for oversight of our risk management, the Board’s standing committees support the Board by regularly addressing various risks in their respective areas of oversight. Specifically, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to our Enterprise Risk Management program, cybersecurity, as well as risk management in the areas of financial reporting, internal controls and compliance with certain public reporting requirements. The HR and Compensation Committee assists the Board in fulfilling its risk management oversight responsibilities with respect to risks arising from compensation policies and programs, as well as employment and retention programs. The Governance Committee assists the Board in fulfilling its risk management oversight responsibilities with respect to risks related to corporate governance, Chief Executive Officer succession planning, and business resilience and IT service resilience programs. Each of the committee chairs reports to the full Board at regular meetings concerning the activities of the committee, the significant issues it has discussed and the actions taken by the committee.
We believe that our leadership structure supports the risk oversight function of the Board. With our President and Chief Executive Officer serving on the Board, he promotes open communication between management and directors relating to risk. Additionally, each Board committee is comprised solely of independent directors, and all directors are actively involved in the risk oversight function.
DIRECTOR NOMINATIONS

Our Bylaws contain provisions that address the process (including required information and deadlines) by which a stockholder may nominate an individual to stand for election to the Board at our annual meeting of stockholders. In addition, the “proxy access” provisions of our Bylaws provide that, under certain circumstances, a stockholder or group of up to 20 stockholders may seek to include director nominees in our proxy statement if such stockholder or group of stockholders own at least 3% of our outstanding common stock continuously for at least the previous three years. The number of stockholder nominees appearing in the proxy statement for our annual meeting cannot exceed the greater of  (i) two or (ii) 20% of the number of directors in office (rounded down to the nearest whole number). If the number of stockholder nominees exceeds the maximum number described above, one nominee from each nominating stockholder or group of stockholders, based on the order of priority provided by such nominating stockholders or group of stockholders, would be selected for inclusion in our proxy materials until the maximum number is reached. The order of priority among nominating stockholders or groups of stockholders would be determined based on the number (largest to smallest) of shares of our common stock held by such nominating stockholders or groups of stockholders. Each nominating stockholder or group of stockholders must provide the information required by our Bylaws, and each nominee must meet the qualifications required by our Bylaws. Requests to include stockholder-nominated candidates in our proxy materials for next year’s annual meeting must be received by the Corporate Secretary at our corporate offices at 5775 Morehouse Drive, N-585L, San Diego, California 92121-1714, no earlier than August 23, 2022 and no later than the close of business on September 22, 2022. Stockholders are advised to review our Bylaws, which contain additional requirements for submitting director nominees.
The Board has also adopted a formal policy concerning stockholder recommendations of Board candidates to the Governance Committee. This policy is set forth in our Corporate Governance Principles and Practices, which is available on our website at www.qualcomm.com under the “Governance” section of our “Investor Relations” page. Under this policy, the Governance Committee will review a reasonable number of candidates recommended by a single stockholder who has held over 1% of our common stock for over one year and who satisfies the notice, information and consent requirements set forth in our Bylaws. To recommend a nominee for election to the Board, a stockholder must submit his or her recommendation to the Corporate Secretary at our corporate offices at 5775 Morehouse Drive, N-585L, San Diego, California 92121-1714. A stockholder’s recommendation must be received by us within the time limits set forth above under “Stockholder Proposals.” A stockholder’s recommendation must be accompanied by the information with respect to the stockholder nominee as specified in the Bylaws, including among other things,
2021 PROXY STATEMENT	11

CORPORATE GOVERNANCE
the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the recommendation is being made (including the number of shares beneficially owned, any hedging, derivative, short or other economic interests and any rights to vote any shares), and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners on whose behalf the recommendation is being made. The proposing stockholder must also provide evidence of owning the requisite number of shares of our common stock for over one year. Candidates so recommended will be reviewed using the same process and standards for reviewing Board-recommended candidates.
In evaluating director nominees, the Governance Committee considers, among others, the following factors:
•
The appropriate size of the Board;

•
Our needs with respect to the particular talents and experience of our directors;

•
The knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•
Diversity with respect to gender, race and ethnicity, including individuals from underrepresented communities;

•
Familiarity with national and international business matters;

•
Experience in political affairs;

•
Experience with accounting rules and practices;

•
Appreciation of the relationship of our business to the changing needs of society;

•
Board tenure, including the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspectives provided by new members; and

•
The nominee’s other commitments, including the other boards on which the nominee serves.

The qualifications and criteria considered in the selection of director nominees have the objective of assembling a Board that brings to the Company a reasonable diversity and variety of backgrounds, perspectives, experience and skills derived from high quality business and professional experience, with the Governance Committee also giving consideration to candidates with appropriate non-business backgrounds. As part of its efforts to create a diverse Board, the Governance Committee will include, and instruct any search firm it engages to include, women and individuals from underrepresented communities in the pool of candidates from which the Governance Committee selects director nominees. Recognizing that Board composition may be affected by departures, including from unexpected circumstances, the Board aspires to maintain a diverse composition in which, generally, at least three of its members are women and at least three of its members are from underrepresented communities.
There are no stated minimum criteria for director nominees, although the Governance Committee considers the foregoing and may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Governance Committee does, however, believe it appropriate for at least one, and preferably several, members of the Board to meet the criteria for an “audit committee financial expert” as defined by the SEC, and for a majority of the members of the Board to meet the definition of  “independent director” under NASDAQ Rule 5605. The Governance Committee also believes that it is in the best interests of stockholders that at least one key member of our current management participates as a member of the Board. The Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue their service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue their service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new perspectives. If any member of the Board does not wish to continue to serve or if the Governance Committee or the Board decides not to re-nominate a member for election, and if the Board determines not to reduce the Board size as a result, the Governance Committee identifies the desired skills and experience of a new nominee based on the criteria above. Current members of the Governance Committee and Board are polled for suggestions as to individuals meeting the criteria of the Governance Committee. Research may also be performed to identify qualified individuals. We have also engaged third parties to assist in identifying and evaluating potential nominees.
MAJORITY VOTING

Under our Bylaws, in an uncontested election, if any incumbent nominee for director receives a greater number of  “withhold” votes (ignoring abstentions and broker non-votes) than votes cast “for” his or her election, the director shall promptly tender his or her resignation from the Board, subject to acceptance by the Board. In that event, the Governance Committee shall make a recommendation to the Board as to whether to accept or reject the tendered resignation or whether other actions should be taken. In making its recommendation, the Governance Committee will consider all factors it deems relevant, including, without limitation,
12	2021 PROXY STATEMENT

CORPORATE GOVERNANCE
the stated reasons why stockholders withheld votes from such director, the length of service and qualifications of such director, the director’s past contributions to us and the availability of other qualified candidates for director. The Governance Committee’s evaluation shall be forwarded to the Board to permit the Board to act on it no later than 90 days following the date of the annual meeting of stockholders. In reviewing the Governance Committee’s recommendation, the Board shall consider the factors evaluated by the Governance Committee and such additional information and factors as the Board believes to be relevant. If the Board determines that the director’s resignation is in the best interests of the Company and its stockholders, the Board shall promptly accept the resignation. We will publicly disclose the Board’s decision within four business days in a Current Report on Form 8-K, providing an explanation of the process by which the decision was reached and, if applicable, the reasons for not accepting the director’s resignation. The director in question will not participate in the Governance Committee’s or the Board’s considerations of the appropriateness of his or her continued service, except to respond to requests for information.
STOCK OWNERSHIP GUIDELINES

We have stock ownership guidelines for our executive officers and non-employee directors to help ensure that they each maintain an equity stake in the Company and, by doing so, appropriately link their interests with those of other stockholders.
The guideline for our executive officers is based on a multiple of his or her base salary, ranging from two to ten times, with the size of the multiple based on the individual’s position with the Company. Our CEO is required to hold shares of our common stock with a value equal to at least ten times his base salary. Only shares actually owned count toward the requirement. Shares underlying unvested equity awards, including restricted stock units (RSUs) and performance stock units (PSUs), do not count toward the requirement. Executive officers are required to achieve these stock ownership levels within five years of becoming an executive officer or promotion to a position with a higher multiple requirement. Our stock ownership guidelines are applicable to our executive officers for so long as they serve as such. As of December 7, 2021, all of our named executive officers met their stock ownership guidelines except for Heather Ace, Chief Human Resources Officer, who is not required to meet her stock ownership guideline until March 2025.
Non-employee directors are required to hold a number of shares of our common stock with a value equal to at least five times the annual retainer for Board service paid to U.S. residents. Only shares actually owned (as shares or as vested deferred stock units) count toward the requirement. Non-employee directors are required to achieve this ownership level within five years of joining the Board. In addition to the preceding ownership guidelines, all non-employee directors are expected to own shares of our common stock within one year of joining the Board. As of December 7, 2021, all of our non-employee directors met the guidelines discussed above.
In the event an executive officer or non-employee director does not achieve the applicable stock ownership guideline by the applicable deadline, he or she is required to retain an amount equal to 100% of the net shares received upon issuance of any restricted stock units or deferred stock units until the guideline has been achieved and 50% of the net shares received upon issuance of any other equity award, or upon stock option exercise, until the applicable guideline has been achieved. “Net shares” are those shares that remain after shares are sold or netted to pay any withholding taxes and, in the case of stock options, the exercise price. This requirement to retain all or a portion of net shares also applies in the event the Company’s common stock price declines, causing the individual’s previous ownership to fall short of the guideline.
The Governance Committee reviews our stock ownership guidelines, including compared to the peer group of companies used by the HR and Compensation Committee in connection with our executive compensation program, as well as compliance with those guidelines, annually.
COMMUNICATIONS WITH DIRECTORS

We have adopted a formal process for stockholder communications with the Board. This process is also set forth in our Corporate Governance Principles and Practices. Stockholders who wish to communicate to the Board should do so in writing to the following address:
Board of Directors | Board Committee | Director(s)
Qualcomm Incorporated
Attn: General Counsel
5775 Morehouse Drive, N-585L
San Diego, California 92121-1714
Our General Counsel maintains records of all such communications (and the disposition of such communications) and forwards those not deemed frivolous, threatening or otherwise inappropriate to the Board, or the appropriate Board committee or member(s) of the Board.
2021 PROXY STATEMENT	13

CORPORATE GOVERNANCE
ANNUAL MEETING ATTENDANCE

Our Corporate Governance Principles and Practices set forth a policy on director attendance at annual meetings. Directors are encouraged to attend absent unavoidable conflicts. All directors then in office attended our last annual meeting.
DIRECTOR INDEPENDENCE

The Board has determined that, except for Mr. Amon, all of the members of the Board are independent directors within the meaning of NASDAQ Rule 5605.
EMPLOYEE, OFFICER AND DIRECTOR HEDGING AND PLEDGING

Our Insider Trading Policy (Policy) provides that our employees, officers, directors and consultants, as well as persons or entities over which such individuals have or share voting or investment control (collectively, Covered Persons), may not engage in hedging transactions in Qualcomm securities. Specifically, the Policy provides that Covered Persons may not purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars or exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Qualcomm securities. The Policy applies to Qualcomm securities granted to Covered Persons as part of their compensation, and to any other Qualcomm securities held directly or indirectly by Covered Persons.
In addition, the Policy provides that Covered Persons may not engage in short sales or derivative transactions in Qualcomm securities (whether for purposes of hedging, income, monetization or otherwise); and our officers, directors and certain other employees designated as “affiliates” may not pledge Qualcomm securities or hold Qualcomm securities in a margin account.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG)

For decades, our innovations have helped transform industries, enhance people’s lives and address some of society’s biggest challenges. With the world becoming increasingly connected, we have a tremendous opportunity to shape a better future. We believe in the power of technology. As such, our corporate responsibility vision is to be a facilitator of innovation for a sustainable world, connected wirelessly.
We have integrated corporate responsibility throughout our business, from our daily operations to our executive leadership and our Board. The Governance Committee provides oversight on corporate responsibility matters, including ESG policies, programs and initiatives, and the HR and Compensation Committee provides oversight on our workforce diversity, equity and inclusion programs and initiatives. Our Corporate Responsibility Leadership Committee, composed of executives and senior management, provides guidance on global corporate responsibility issues. Our Corporate Responsibility Governance Committee implements directives from the Corporate Responsibility Leadership Committee, measures progress on achieving our goals, and reports to management on accomplishments and challenges.
Our sustained investment in R&D has helped revolutionize the way people connect; our approach to innovation is strategic and purposeful. We understand that the success of our business is fundamentally connected to the well-being of our world. We focus our efforts in four key areas where we believe we can have the biggest impact:
•
Purposeful Innovation. We invent breakthrough technologies by building on our legacy of technology leadership with 5G, which we believe will serve as the technological foundation for connected cars, industrial IoT, smart homes and cities, networking and mobility, among others. Our 5G technology advancements are helping transform industries, like telemedicine and remote education, and driving efficiencies with always-connected devices. We believe that 5G can also help manage and improve the sustainability trajectory of our planet in key areas such as greenhouse gas (GHG) emissions, water use, reduction of pesticides and energy efficiency, while providing an inherently lower CO2 footprint than previous network deployments. Through our Qualcomm® Wireless Reach™ program (Wireless Reach), we work to broaden our impact by bringing advanced wireless technologies to underserved communities around the world. Further, through the Qualcomm Small Business Accelerator Program, we have provided technology and support to U.S.-based small businesses in various industries to help them transition to a mobile-first remote work environment.

•
Our People. We strive to make Qualcomm an inspiring and inclusive workplace to advance the development of leading-edge technologies. Our success is only possible with the hard work and dedication of our employees. We celebrate diversity among our workforce and recognize that our varied backgrounds, experiences and ideas are critical to innovation. We seek to foster inclusive teams and educate and train employees and leaders on the importance of driving diversity. We also engage our global workforce through giving and outreach efforts to support and enrich the communities where we live and work.

14	2021 PROXY STATEMENT

CORPORATE GOVERNANCE
•
STEM Education. Science, technology, engineering, and mathematics (STEM) is the foundation for everything we do. It supports the brainpower behind the breakthrough technologies and inventions we bring to life. As technology leaders and a company of inventors, we are committed to providing tomorrow’s workforce with the skills and knowledge to solve global challenges. Our initiatives are designed to promote and improve STEM education and to expand opportunities for underrepresented students.

•
Responsible Business. We strive to integrate responsible and sustainable practices throughout our organization. We continually look for ways to conserve water, minimize energy consumption, lower emissions and reduce waste. We prioritize transparency in our actions and reporting, including reporting on our ESG risks and opportunities using the TCFD (Task Force on Climate-related Financial Disclosures), SASB (Sustainability Accounting Standards Board) and GRI (Global Reporting Initiative) frameworks in our Qualcomm Corporate Responsibility Report (located on our website). Because privacy and cybersecurity are critical for success in the wireless industry, we seek to promote data protection across the mobile ecosystem. Further, we are committed to respecting all internationally recognized human rights and avoiding complicity in any human rights abuse, upholding adherence to our Supplier Code of Conduct in our extended supply chain, being a global leader in ethical business conduct and engaging in discussions to advocate for policies that promote innovation as well as protect and foster new ideas in mobile communications.

2025 Goals. In addition to the human capital goals discussed below, our 2025 Goals related to corporate responsibility include, among others:
•
Reduce our absolute Scope 1 and Scope 2 GHG emissions by 30% from global operations, compared to a 2014 baseline.

•
Reduce power consumption by 10% every year in our flagship Snapdragon Mobile Platform products (given equivalent features).

•
Ensure 100% of our primary semiconductor manufacturing suppliers are audited every two years for conformance to our Supplier Code of Conduct.

Net-Zero Global GHG Emissions Commitment. In addition to our 2025 Goals, in November 2021, we announced plans to: (1) reduce absolute Scope 1 and 2 global GHG emissions by 50% by 2030 from 2020 base year; (2) reduce absolute Scope 3 global GHG emissions by 25% by 2030 from 2020 base year; and (3) reach net-zero global GHG emissions for Scopes 1, 2 and 3 by 2040.
The foregoing discussion includes information regarding ESG matters that we believe may be of interest to our stockholders generally. We recognize that certain other stakeholders (such as customers, employees and non-governmental organizations), as well as certain of our stockholders, may be interested in more detailed information on these topics. We encourage you to review our most recent Qualcomm Corporate Responsibility Report (located on our website) for more detailed information regarding our Corporate Responsibility and ESG governance, goals, priorities, accomplishments and initiatives; a 5G and sustainability report, Environmental Sustainability and a Greener Economy: The Transformative Role of 5G (also located on our website) for additional information regarding our views on climate change, environmental sustainability and the role of 5G in enabling a more sustainable future; as well as the “Corporate Governance” section of this proxy statement, and our Corporate Governance Principles and Practices (located on our website), for additional information regarding governance matters, including Board and Committee leadership, oversight, roles and responsibilities, and Director independence, tenure, refreshment and diversity. Nothing on our website, including the aforementioned reports, documents or sections thereof, shall be deemed incorporated by reference into this proxy statement.
HUMAN CAPITAL

In order to continue to produce the innovative, breakthrough technologies for which we are known, it is crucial that we continue to attract and retain top talent. To facilitate talent attraction and retention, we strive to make Qualcomm a diverse, inclusive and safe workplace, with opportunities for our employees to grow and develop in their careers, supported by strong compensation, benefits and health and wellness programs and by programs that build connections between our employees and their communities.
At September 26, 2021, we had approximately 45,000 full-time, part-time and temporary employees, the overwhelming majority of which were full-time employees. During fiscal 2021, the number of employees increased by approximately 4,000, primarily due to increases in engineering resources. Our employees are represented by more than 100 self-identified nationalities working in over 150 locations in 33 different countries around the world. Collectively, we speak more than 90 different languages. Our global workforce is highly educated, with the substantial majority of our employees working in engineering or technical roles (many of whom help develop foundational technologies for both our QCT semiconductor business and our QTL licensing business). During fiscal 2021, our voluntary turnover rate was less than 7%, below the technology industry benchmark, which is comprised of certain of our key competitors (Aon, 2021 Salary Increase and Turnover Study – Second Edition, September 2021).
2021 PROXY STATEMENT	15

CORPORATE GOVERNANCE
Diversity and Inclusion. We believe that a diverse workforce is critical to our success, and we continue to focus on the hiring, retention and advancement of women and underrepresented populations. Our recent efforts have been focused in three areas: inspiring innovation through an inclusive and diverse culture; expanding our efforts to recruit and hire world-class diverse talent; and identifying strategic partners to accelerate our inclusion and diversity programs.
We have employee networks that enhance our inclusive and diverse culture, including global network groups focused on supporting women, LGBTQ+ employees and employees with disabilities, in addition to U.S.-based employee networks that focus on Black and African American employees, Hispanic and Latinx employees and U.S. military members and veterans.
We continue to recruit technical talent in diverse communities, including by engaging as a high-level sponsor of professional conferences such as the Grace Hopper Celebration, the Society of Hispanic Professional Engineers National Convention and the National Society of Black Engineers National Convention. We also continue to recruit from a variety of colleges including Hispanic-Serving Institutions, Historically Black Colleges and Universities and Women’s Colleges.
Our continued engagement with organizations that work with diverse communities has been vital to our efforts to increase women and minority representation in our workforce. For example, we partner with AnitaB.org to benchmark our progress and identify promising practices for recruiting, retaining and advancing women technologists and support its research initiatives related to attracting and retaining women and underrepresented minority students in computing majors. We, alongside other top technology companies, helped form the Reboot Representation Tech Coalition, which aims to double the number of Black, Latinx and Native American women receiving computing degrees by 2025. In collaboration with the National Foundation for Autism Research, we started an internship program to welcome those with autism into our Company. Through our collaboration with Disability:IN’s Inclusion Works program, we have increased our ability to address the needs of individuals with disabilities.
We publish our most recent Consolidated EEO-1 reports on our website to provide additional transparency into our efforts to increase underrepresented populations in our workforce.
From a governance perspective, the HR and Compensation Committee, through its charter, provides oversight of our policies, programs and initiatives focusing on workforce diversity and inclusion.
Health, Safety and Wellness. The success of our business is fundamentally connected to the well-being of our people. Accordingly, we are committed to the health, safety and wellness of our employees. We provide our employees and their families with access to a variety of innovative, flexible and convenient health and wellness programs, including benefits that provide protection and security concerning events that may require time away from work or that impact their financial well-being; that support their physical and mental health by providing tools and resources to help them improve or maintain their health status and encourage engagement in healthy behaviors; and that offer choice where possible so they can customize their benefits to meet their needs and the needs of their families.
In response to the COVID-19 pandemic, in 2020, we implemented significant changes that we determined were in the best interest of our employees, as well as the communities in which we operate, and which comply with government regulations. This included having the vast majority of our employees work from home, while implementing additional safety measures for employees continuing critical on-site work. We introduced our Live+Well, Work+Well program, designed to help cultivate a productive work environment, while also focusing on our employees’ well-being. We have commenced a phased approach to returning our employees onsite, which included modifications to certain of our existing office locations as we adapt to a hybrid work environment that provides flexibility, while maintaining our strong culture of innovation, collaboration, openness and camaraderie, in addition to a safe working environment for our employees. We continue to monitor the state of the pandemic and gather additional feedback during the reopening of our offices to ensure the continued health, safety and wellness of our employees working onsite.
Compensation and Benefits. We provide robust compensation and benefits programs to help meet the needs of our employees. In addition to salaries, these programs (which vary by country/region) include annual bonuses, stock awards, an employee stock purchase plan, a 401(k) plan, healthcare and insurance benefits, health savings and flexible spending accounts, paid time off, family leave, family care resources, flexible work schedules, adoption and surrogacy assistance, employee assistance programs, tuition assistance and on-site services, such as health centers and fitness centers, among many others. In addition to our broad-based equity award programs, we have used targeted equity-based grants with vesting conditions to facilitate retention of personnel, particularly those with critical engineering skills and experience.
Talent Development. We invest significant resources to develop the talent needed to remain a world-leading wireless innovator. We deliver numerous training opportunities, provide rotational assignment opportunities, have expanded our focus on continuous learning and development, and implemented industry-leading methodologies to manage performance, provide feedback and develop talent.
Our talent development programs provide employees with the resources they need to help achieve their career goals, build management skills and lead their organizations. We provide a series of employee workshops around the globe that support professional growth and development. Additionally, our manager and employee forum programs provide an ongoing opportunity
16	2021 PROXY STATEMENT

CORPORATE GOVERNANCE
for employees to practice and apply learning around conversations aligned with our annual review process. We also have an employee development website that provides quick access to learning resources that are personalized to the individual’s development needs.
Building Connections – With Each Other and our Communities. We believe that building connections between our employees, their families and our communities creates a more meaningful, fulfilling and enjoyable workplace. Through our engagement programs, our employees can pursue their interests and hobbies, connect to volunteering and giving opportunities and enjoy unique recreational experiences with family members. Leveraging our partnerships with various local arts and culture organizations, we have created numerous unique experiences for employees and their families around the world.
Since our employees are passionate about many causes, our corporate giving and volunteering programs support and encourage employees by engaging with those causes. In our offices around the world, our employee-led Giving Committees select local organizations to support, often in the form of grants that are primarily funded by the Qualcomm Foundation (which was established in 2011 to support charitable giving and volunteerism). We also frequently collaborate with these organizations on volunteer activities for our employees. Additionally, during fiscal 2021, thousands of our employees around the world utilized our charitable match program, benefiting more than 1,600 charitable organizations.
2025 Goals. We set the following 2025 Goals related to human capital, with a focus on diversity and inclusion:
•
Increase women in leadership by 15% (defined as individuals at the principal and above level in technical roles, and director and above in non-technical roles).

•
Increase underrepresented minorities (URM) in leadership by 15% (for technical positions, “URM” includes Black, Latinx, Native Hawaiian or other Pacific Islander, and American Indian or Native American; for non-technical positions, URM also includes Asian).

•
Increase overall URM representation by 20%.

Human Capital Advancements Added to our Executive Compensation. As discussed in the “Compensation Discussion and Analysis” section of this proxy statement, our HR and Compensation Committee allocated 10% of our executives’ fiscal 2021 bonus to be based upon human capital advancements. The HR and Compensation Committee then adopted a framework for human capital advancements to include advancement of our 2025 diversity and inclusion goals, workforce stability and responsiveness to COVID-19.
The foregoing discussion includes information regarding Human Capital matters that we believe may be of interest to stockholders generally. We recognize that certain other stakeholders (such as customers, employees and non-governmental organizations), as well as certain of our stockholders, may be interested in more detailed information on these topics. We encourage you to review the “Our People” section of our most recent Qualcomm Corporate Responsibility Report (located on our website) for more detailed information regarding our Human Capital goals, programs and initiatives. Nothing on our website, including our Consolidated EEO-1 reports, our Qualcomm Corporate Responsibility Report or sections thereof, shall be deemed incorporated by reference into this proxy statement.
MANAGEMENT’S ONGOING STOCKHOLDER ENGAGEMENT

Our senior management team engages extensively with our stockholders, on a regular basis, as part of our commitment to excellence in corporate governance. Over the past year, as in prior years, our management team engaged in consistent post-earnings communications with our stockholders and hosted a significant number of events (nearly all of which were held virtually), including one-on-one and group meetings, calls, roadshows, bus tours and conferences, all in compliance with relevant SEC regulations and applicable health and safety guidelines. We engaged in robust dialogue with hundreds of our stockholders, including all of our largest stockholders, on a broad range of subjects, including our business, strategy and financial performance. Further, our Investor Relations team held numerous discussions with our global stockholder base, performed significant outreach via major industry conferences – including hosting our Investor Day in November 2021, and responded to numerous stockholder questions and inquiries. The multi-faceted nature of our management’s stockholder engagement program allows us to maintain meaningful dialogue with a broad range of our stockholders, including large institutional investors, smaller to mid-size institutions, pension funds and individuals.
2021 PROXY STATEMENT	17

PROPOSAL 1: ELECTION OF DIRECTORS
ELECTION OF DIRECTORS

Our Certificate of Incorporation and our Bylaws provide that directors are to be elected at our annual meeting of stockholders, to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified. Vacancies on the Board resulting from death, resignation, disqualification, removal or other causes may be filled by either the affirmative vote of the holders of a majority of the then-outstanding shares of common stock or by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board. Newly created directorships resulting from any increase in the number of directors may, unless the Board determines otherwise, be filled only by the affirmative vote of the directors then in office, even if less than a quorum of the Board. Any director elected as a result of a vacancy shall hold office for a term expiring at the next annual meeting of stockholders and until such director’s successor has been elected and qualified.
In an uncontested election, our Bylaws provide that a director nominee will be elected only if he or she receives a majority of the votes cast with respect to his or her election (that is, the number of shares voted “for” a director nominee must exceed the number of  “withhold” votes cast against that nominee). In a contested election, a director nominee will be elected by a plurality of the votes cast. In either case, abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will have no effect on the vote. In an uncontested election, if any nominee for director who is currently serving on the Board receives a greater number of  “withhold” votes than votes “for” his or her election, the director shall promptly tender his or her resignation from the Board, subject to acceptance by the Board. The process that will be followed by the Board in that event is described above under the heading “Majority Voting.”
Our Certificate of Incorporation provides that the number of directors shall be fixed exclusively by resolutions adopted from time to time by the Board. Harish Manwani and Clark T. Randt, Jr. will conclude their service as directors at the Annual Meeting. The Board, upon recommendation of the Governance Committee, has set the number of directors at 12, effective as of the time stockholders vote on the election of directors at the Annual Meeting. Therefore, 12 directors will stand for election at the Annual Meeting to serve as directors until the 2023 annual meeting of stockholders. The Board, upon recommendation of the Governance Committee, has nominated the individuals below for election as directors at the Annual Meeting.
The nominees receiving a majority of votes cast with respect to his or her election will be elected directors of the Company. Shares of common stock represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the 12 nominees named below. Each person nominated for election has agreed to serve, if elected, and the Board has no reason to believe that any nominee will be unable to serve.
18	2021 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS
NOMINEES FOR ELECTION

SYLVIA ACEVEDO INDEPENDENT DIRECTOR	AGE: 64 DIRECTOR SINCE: 2020 COMMITTEES: Governance OTHER PUBLIC COMPANY BOARDS: None
EXPERIENCE:
Ms. Acevedo served as Chief Executive Officer of the Girl Scouts of the United States of America, a national leadership development organization for girls, from May 2017 to August 2020 and as interim Chief Executive Officer from June 2016 to May 2017. Ms. Acevedo served as a member of the President’s Advisory Commission on Educational Excellence for Hispanics from May 2011 to September 2016. She was Co-Founder, President and Chief Executive Officer of CommuniCard LLC from 2003 to 2013 and Co-Founder and Vice President, Sales and Marketing of REBA Technologies Inc. (acquired by Applied Microsystems Corporation) from 2001 to 2002. Prior to that, Ms. Acevedo held various roles at Dell Inc., Autodesk, Inc., Apple Inc., IBM Corporation and the National Aeronautics and Space Administration (NASA) Jet Propulsion Labs.
EDUCATION:
Ms. Acevedo holds a B.S. in Industrial Engineering from New Mexico State University and an M.S. in Industrial Engineering from Stanford University.
QUALIFICATIONS:
We believe Ms. Acevedo’s qualifications to serve on our Board include her extensive experience in a range of technology companies, including large and mature organizations and emerging growth companies, as well as her senior management experience in the government and non-profit sectors, which brings additional perspectives and valuable additional insights to our Board. Our Board and senior management also benefit from Ms. Acevedo’s experience managing international business operations.
CRISTIANO R. AMON	AGE: 51 DIRECTOR SINCE: 2021 COMMITTEES: None OTHER PUBLIC COMPANY BOARDS: None
EXPERIENCE:
Mr. Amon has served as our President and Chief Executive Officer and as a director since June 2021. He served as President and Chief Executive Officer-elect from January 2021 to June 2021 and as President from January 2018 to January 2021. He served as Executive Vice President, Qualcomm Technologies, Inc. (QTI), a subsidiary of Qualcomm Incorporated, and President, QCT, from November 2015 to January 2018. He served as Executive Vice President, QTI and Co-President, QCT from October 2012 to November 2015, Senior Vice President and Co-President, QCT from June 2012 to October 2012 and as Senior Vice President, QCT Product Management from October 2007 to June 2012, with responsibility for our product roadmap, including the Qualcomm Snapdragon platforms. Mr. Amon joined Qualcomm in 1995 as an engineer and throughout his tenure at Qualcomm has held several other technical and leadership positions.
EDUCATION:
Mr. Amon holds a B.S. in Electrical Engineering and an honorary doctorate from UNICAMP, the State University of Campinas, Brazil.
QUALIFICATIONS:
We believe Mr. Amon’s qualifications to serve on our Board include his extensive business, operational and management experience in the wireless telecommunications industry, including his current position as our Chief Executive Officer. His extensive knowledge of our business, products, strategic relationships and opportunities, as well as the rapidly evolving technologies and competitive environment in our industry, bring valuable insights and knowledge to our Board.
2021 PROXY STATEMENT	19

PROPOSAL 1: ELECTION OF DIRECTORS
MARK FIELDS INDEPENDENT DIRECTOR	AGE: 60 DIRECTOR SINCE: 2018 COMMITTEES: Audit OTHER PUBLIC COMPANY BOARDS: Hertz Global Holdings, Inc. (since June 2021) TPG Pace Beneficial II Corp. (since April 2021)
EXPERIENCE:
Mr. Fields has been Interim Chief Executive Officer of Hertz Global Holdings, Inc., which operates the Hertz, Thrifty and Dollar rental car brands, since October 2021. He has been.a Senior Advisor at TPG Capital LP, a global alternative asset firm, since October 2017. Mr. Fields was President and Chief Executive Officer of Ford Motor Company, a global automotive company, from July 2014 to May 2017, and Chief Operating Officer from December 2012 to July 2014. Mr. Fields joined Ford in 1989 and served in various leadership positions throughout his tenure, including Executive Vice President and President, Americas; Executive Vice President and Chief Executive Officer, Ford of Europe and Premier Automotive Group; Chairman and Chief Executive Officer, Premier Automotive Group; and President and Chief Executive Officer, Mazda Motor Corporation. Mr. Fields previously served as a director of TPG Pace Solutions Corp. from April 2021 to December 2021, IBM Corporation from March 2016 to April 2018, and Ford Motor Company from July 2014 to May 2017.
EDUCATION:
Mr. Fields holds a B.A. in Business Administration from Rutgers University and an M.B.A. from Harvard Business School.
QUALIFICATIONS:
We believe Mr. Fields’ qualifications to serve on our Board include his extensive operational experience in senior positions in the automotive industry, a key growth area for us, including leading complex global business organizations with large workforces and organizations pursuing emerging opportunities through expansion into adjacent areas, which brings valuable insights to our Board as well as provides a useful resource to our senior management. Our Board and senior management also benefit from Mr. Fields’ experience from serving on other public company boards.
JEFFREY W. HENDERSON INDEPENDENT DIRECTOR
AGE: 57
DIRECTOR SINCE: 2016
COMMITTEES: Audit (Chair)
OTHER PUBLIC COMPANY BOARDS:
Becton, Dickinson and Company (since August 2018)
Halozyme Therapeutics, Inc. (since August 2015)
FibroGen, Inc. (since August 2015)

EXPERIENCE:
Mr. Henderson has been President of JWH Consulting LLC, a business and investment advisory firm, since January 2018. He served as an Advisory Director to Berkshire Partners LLC, a private equity firm, from September 2015 to December 2019. He served as Chief Financial Officer of Cardinal Health Inc. from May 2005 to November 2014. Prior to joining Cardinal Health, Mr. Henderson held multiple positions at Eli Lilly and General Motors, including serving as President and General Manager of Eli Lilly Canada, Controller and Treasurer of Eli Lilly Inc., and in management positions with General Motors in Great Britain, Singapore, Canada and the U.S.
EDUCATION:
Mr. Henderson holds a B.S. in Electrical Engineering from Kettering University and an M.B.A. from Harvard Business School.
QUALIFICATIONS:
We believe Mr. Henderson’s qualifications to serve on our Board include his financial and operational management experience, including his significant experience in international operations, which is a source of valuable insights to our Board. His experience in senior operational and financial management positions at companies that experienced significant growth and transformation, including into additional business areas, also provides a useful resource to our senior management. Our Board and senior management also benefit from Mr. Henderson’s experience from serving on other public company boards. He has been designated as an audit committee financial expert.
20	2021 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS
GREGORY N. JOHNSON INDEPENDENT DIRECTOR	AGE: 53 DIRECTOR SINCE: 2020 COMMITTEES: HR and Compensation OTHER PUBLIC COMPANY BOARDS: None
EXPERIENCE:
Mr. Johnson has been Executive Vice President and General Manager, Consumer Group of Intuit Inc., a global technology platform company, since August 2018. He served as Senior Vice President, Marketing, Consumer Tax Group of Intuit from December 2012 to July 2018. Prior to Intuit, Mr. Johnson held various marketing positions at Advance Auto Parts, Inc., Best Buy Co., Inc., The Gillette Company, Eastman Kodak Company, S.C. Johnson & Son, Inc., Motorola, Inc. and Kraft Foods, Inc. He also served in the United States Air Force.
EDUCATION:
Mr. Johnson holds a B.S. in Operations Research from the United States Air Force Academy.
QUALIFICATIONS:
We believe Mr. Johnson’s qualifications to serve on our Board include his broad executive management experience in several large companies competing in a range of industries, including the technology industry, which brings additional perspectives and insights to our Board. Our Board and senior management also benefit from Mr. Johnson’s wide range of operational experience, including in marketing, strategy and business development.
ANN M. LIVERMORE INDEPENDENT DIRECTOR
AGE: 63
DIRECTOR SINCE: 2016
COMMITTEES: Governance
OTHER PUBLIC COMPANY BOARDS:
Samsara Inc. (since June 2021)
Hewlett Packard Enterprise Co. (since November 2015)
United Parcel Service, Inc. (since November 1997)

EXPERIENCE:
Ms. Livermore served as Executive Vice President of the Enterprise Business at Hewlett-Packard Company, an information technology company, from May 2004 to June 2011 and as Executive Vice President of HP Services from 2002 to May 2004. She joined HP in 1982 and served in a number of management and leadership positions across the company. Ms. Livermore previously served as a director of Hewlett-Packard Company from June 2011 to November 2015.
EDUCATION:
Ms. Livermore holds a B.A. in Economics from the University of North Carolina, Chapel Hill and an M.B.A. from Stanford University.
QUALIFICATIONS:
We believe Ms. Livermore’s qualifications to serve on our Board include her extensive operational experience in senior positions, including leading complex global business organizations with large workforces. Her significant experience in the areas of technology, marketing, sales, research and development and business management provide valuable insights to our Board and also provide useful resources to our senior management. Our Board and senior management also benefit from Ms. Livermore’s experience from serving on other public company boards.
2021 PROXY STATEMENT	21

PROPOSAL 1: ELECTION OF DIRECTORS
MARK D. McLAUGHLIN INDEPENDENT DIRECTOR	AGE: 56 DIRECTOR SINCE: 2015 CHAIR OF THE BOARD OTHER PUBLIC COMPANY BOARDS: Palo Alto Networks, Inc. (since August 2011)
EXPERIENCE:
Mr. McLaughlin has been the Vice Chairman of the Board of Palo Alto Networks, Inc., a network security company, since June 2018. He served as Chairman of the Board and Chief Executive Officer of Palo Alto Networks from August 2016 to June 2018 and as Chairman of the Board, President and Chief Executive Officer from April 2012 to August 2016. He joined Palo Alto Networks as President and Chief Executive Officer, and as a director, in August 2011 and became Chairman of the Board in April 2012. Mr. McLaughlin served as President and Chief Executive Officer and as a director of VeriSign, Inc. from August 2009 to August 2011 and as President and Chief Operating Officer from January 2009 to August 2009. Mr. McLaughlin served in various other management and leadership roles at VeriSign from February 2000 through November 2007 and provided consulting services to VeriSign from November 2008 to January 2009. Prior to joining VeriSign, Mr. McLaughlin was Vice President, Sales and Business Development at Signio Inc., a company acquired by VeriSign in February 2000. President Barack Obama appointed Mr. McLaughlin to serve on the National Security Telecommunications Advisory Committee (NSTAC) in January 2011 and to the position of Chairman of the NSTAC from November 2014 to December 2016.
EDUCATION:
Mr. McLaughlin holds a B.S. from the U.S. Military Academy at West Point and a J.D. from Seattle University School of Law.
QUALIFICATIONS:
We believe Mr. McLaughlin’s qualifications to serve on our Board include his operational and management experience at several technology companies. Mr. McLaughlin’s service on the National Security Telecommunications Advisory Committee, as well as his experience as Chief Executive Officer and a member of the board of directors of a network security company, provide him with significant knowledge regarding the operations and security of telecommunications systems and cybersecurity matters, which bring valuable insights to our Board.
JAMIE S. MILLER INDEPENDENT DIRECTOR	AGE: 53 DIRECTOR SINCE: 2020 COMMITTEES: Audit OTHER PUBLIC COMPANY BOARDS: None
EXPERIENCE:
Ms. Miller has been the Chief Financial Officer of Cargill, Incorporated, a global food, agricultural, financial and industrial products company, since June 2021. Ms. Miller served as Senior Vice President and Chief Financial Officer of General Electric Company (GE), a multinational power, renewable energy, aviation and healthcare company, from November 2017 to February 2020. Ms. Miller served as President and Chief Executive Officer of GE Transportation from October 2015 to November 2017, as Chief Information Officer of GE from April 2013 to October 2015, and as Vice President, Controller and Chief Accounting Officer of GE from April 2008 to April 2013. Prior to joining GE in 2008, she served as Senior Vice President and Controller of WellPoint, Inc. (now Anthem), and as a partner at PricewaterhouseCoopers LLP.
EDUCATION:
Ms. Miller holds a B.S. in Accounting from Miami University in Oxford, Ohio.
QUALIFICATIONS:
We believe Ms. Miller’s qualifications to serve on our Board include her extensive financial and operational management expertise, including her significant experience in accounting and finance matters, which is a source of valuable insights to our Board. Her experience in senior operational and financial management positions at large organizations undergoing transformation also provides a useful resource to our senior management. She has been designated as an audit committee financial expert.
22	2021 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS
IRENE B. ROSENFELD INDEPENDENT DIRECTOR	AGE: 68 DIRECTOR SINCE: 2018 COMMITTEES: HR and Compensation (Chair) OTHER PUBLIC COMPANY BOARDS: None
EXPERIENCE:
Ms. Rosenfeld served as Chair of Mondelēz International, Inc., a global snack food and beverage company (which changed its name from Kraft Foods, Inc. in October 2012), from November 2017 to March 2018, as Chairman and Chief Executive Officer from March 2007 to November 2017 and as Chief Executive Officer and a director from June 2006 to March 2007. Prior to that, she served as Chairman and CEO of Frito-Lay, a division of PepsiCo, Inc., from September 2004 to June 2006. Ms. Rosenfeld was employed continuously by Mondelēz International and its predecessor companies, in various capacities from 1981 to 2003, including President, Kraft Foods North America; President, Kraft Foods Operations, Technology & Information Systems; and President, Kraft Foods Canada, Mexico and Puerto Rico.
EDUCATION:
Ms. Rosenfeld holds a B.A. in Psychology, an M.S. in Business and a Ph.D. in Marketing & Statistics from Cornell University.
QUALIFICATIONS:
We believe Ms. Rosenfeld’s qualifications to serve on our Board include her extensive management experience, including experience in international operations, which is a source of important insights to our Board and provides a useful resource to our senior management. Her experience with corporate governance matters and service on other public company boards also provide valuable insights to our Board.
KORNELIS (NEIL) SMIT INDEPENDENT DIRECTOR	AGE: 63 DIRECTOR SINCE: 2018 COMMITTEES: HR and Compensation OTHER PUBLIC COMPANY BOARDS: None
EXPERIENCE:
Mr. Smit served as Vice Chairman of Comcast Corporation, a global media and technology company, from April 2017 to December 2021. He was President and Chief Executive Officer of Comcast Cable Communications, LLC, a subsidiary of Comcast Corporation, from November 2011 to April 2017 and President from March 2010 to November 2011. Before joining Comcast, Mr. Smit was President and Chief Executive Officer and a director of Charter Communications, Inc. from August 2005 to March 2010. Prior to joining Charter Communications, Mr. Smit was President of AOL Access (AOL/Time Warner) and held various leadership positions at Nabisco and Pillsbury.
EDUCATION:
Mr. Smit holds a B.S. in Geology from Duke University and an M.A. in International Business from Tufts University-Fletcher School of Law and Diplomacy.
QUALIFICATIONS:
We believe Mr. Smit’s qualifications to serve on our Board include his extensive management experience at media and technology companies, which is a source of valuable insights to our Board. His experience in senior operational positions also provides a useful resource for our senior management. He has been designated as an audit committee financial expert.
2021 PROXY STATEMENT	23

PROPOSAL 1: ELECTION OF DIRECTORS
JEAN-PASCAL TRICOIRE INDEPENDENT DIRECTOR	AGE: 58 DIRECTOR SINCE: 2020 COMMITTEES: Governance OTHER PUBLIC COMPANY BOARDS: Schneider Electric SE (since April 2013)
EXPERIENCE:
Mr. Tricoire has been the Chairman of the Board of Directors and Chief Executive Officer of Schneider Electric SE, a global energy and automation digital solutions company, since April 2013. He served as President and Chief Executive Officer of Schneider Electric from May 2006 to April 2013, as Chief Operating Officer from January 2004 to May 2006 and as Executive Vice-President of Schneider Electric’s International Division from January 2002 to January 2004. Mr. Tricoire joined the Schneider Electric Group in 1986 and held numerous leadership positions throughout his tenure, including operational functions in China, Italy, South Africa and the United States. He is currently Co-President of the France-China Business Committee and Director of the Board of the United Nations Global Compact.
EDUCATION:
Mr. Tricoire holds a degree in Electronic Engineering from École Supérieure d’Électronique de l’Ouest in France and an M.B.A. from Centre d’études Supérieures du Management à Lyon (EM Lyon) in France.
QUALIFICATIONS:
We believe Mr. Tricoire’s qualifications to serve on our Board include his extensive executive management experience both in the technology industry and in large organizations, including those addressing changing technologies and applications. His broad experience in international operations also provides a useful resource to our senior management. In addition, Mr. Tricoire brings a non-US perspective to issues facing us, enhancing the range of perspectives and understanding of our Board.
ANTHONY J. VINCIQUERRA INDEPENDENT DIRECTOR	AGE: 67 DIRECTOR SINCE: 2015 COMMITTEES: Audit OTHER PUBLIC COMPANY BOARDS: Madison Square Garden Sports Corp. (since April 2020)
EXPERIENCE:
Mr. Vinciquerra has been Chairman of the Board and Chief Executive Officer of Sony Pictures Entertainment Inc., Sony Corporation’s television and film division, and a Senior Executive Vice President of Sony Group Corporation, since June 2017. He was a Senior Advisor to Texas Pacific Group, a private equity firm, in the Technology, Media and Telecom sectors, where he advised on acquisitions and operations, from September 2011 to June 2017. Mr. Vinciquerra was Chairman of Fox Networks Group, the largest operating unit of News Corporation, from September 2008 to February 2011, and President and Chief Executive Officer from June 2002 to February 2011. Earlier in his career, he held various management positions in the broadcasting and media industry. He previously served as a director of Pandora Media, Inc. from March 2016 to June 2017.
EDUCATION:
Mr. Vinciquerra holds a B.A. in Marketing from the State University of New York.
QUALIFICATIONS:
We believe Mr. Vinciquerra’s qualifications to serve on our Board include his management experience, including significant experience in operations, which is a source of important insights to our Board, as well as providing a useful resource to our senior management. His prior media industry experience is especially valuable with the convergence of the Internet, wireless, media and computing industries. Our Board and senior management also benefit from Mr. Vinciquerra’s experience from serving on other public company boards. He has been designated as an audit committee financial expert.
24	2021 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS
REQUIRED VOTE AND BOARD RECOMMENDATION

The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present, either in person or by proxy, is required to elect each of the 12 nominees for director, meaning that the number of shares cast “for” a nominee’s election exceeds the number of  “withhold” votes cast against that nominee. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have no effect on the vote. If you hold your shares through a bank, broker or other holder of record and you do not instruct them on how to vote for each of the 12 nominees, they will not have the authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the vote.
THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE DIRECTOR NOMINEES.
2021 PROXY STATEMENT	25

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
The Audit Committee has selected PricewaterhouseCoopers LLP as our independent public accountants for our fiscal year ending September 25, 2022, and the Board has directed that this selection be submitted for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited our consolidated financial statements since we commenced operations in 1985.
The Audit Committee has evaluated PricewaterhouseCoopers LLP’s qualifications, performance and independence, including that of the lead audit partner. This evaluation was conducted with input from senior management.
Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent public accountants is not required by our Bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to stockholders for ratification as a matter of good corporate governance. If stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee in its discretion may appoint different independent public accountants at any time if it determines that such a change would be in the best interests of the Company and its stockholders.
FEES FOR PROFESSIONAL SERVICES

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP during our fiscal years ended September 26, 2021 and September 27, 2020 for the audits of our annual consolidated financial statements and fees for other services. All of the services described in the following table were approved in conformity with the Audit Committee’s pre-approval process described below.
	Fiscal 2021	Fiscal 2020
Audit fees (1)	$9,167,000	$9,485,000
Audit-related fees (2)	1,941,000	1,952,000
Tax fees (3)	429,000	7,000
All other fees (4)	21,000	11,000
Total	$11,558,000	$11,455,000

(1)
Audit fees consist of fees billed or expected to be billed for professional services rendered for the audit of our annual consolidated financial statements and the effectiveness of our internal control over financial reporting, the reviews of our interim condensed consolidated financial statements included in our quarterly reports, and audits of certain of our subsidiaries for statutory, regulatory and other purposes, for the current fiscal year.

(2)
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or reviews of our consolidated financial statements and the Qualcomm Incorporated Employee Savings and Retirement Plan financial statements and supplemental schedules, and are not reported under “audit fees.” This category includes fees principally related to field verification of royalties from certain licensees.

(3)
Tax fees consist of permissible non-audit services related to global tax compliance, transfer pricing, audit defense and general tax consulting service.

(4)
All other fees consist of fees for technical publications purchased from PricewaterhouseCoopers LLP.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by our independent public accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the nature of the particular service or category of services and an estimated fee. The Audit Committee has delegated certain pre-approval authority to its Chair when expedition of approval is necessary, and such approval is reported to the Audit Committee at its next meeting. Our independent public accountants and management periodically report to the Audit Committee regarding the extent of services provided by the independent public accountants and the fees for the services performed to date.
26	2021 PROXY STATEMENT

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
REPRESENTATION FROM PRICEWATERHOUSECOOPERS LLP AT THE ANNUAL MEETING

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
REQUIRED VOTE AND BOARD RECOMMENDATION

The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is required to approve this proposal. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have no effect on the vote. If you hold your shares through a bank, broker or other holder of record and you do not instruct them on how to vote on this proposal, they will have the authority, but are not required, to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.
THE BOARD RECOMMENDS A VOTE “FOR” THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR OUR FISCAL YEAR ENDING SEPTEMBER 25, 2022.
2021 PROXY STATEMENT	27

PROPOSAL 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
This stockholder advisory vote, commonly known as “Say-on-Pay,” is required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, and gives our stockholders the opportunity to approve or not approve, on a non-binding advisory basis, the compensation paid to our named executive officers (NEOs) for our 2021 fiscal year. At our 2020 annual meeting of stockholders, stockholders voted for the Say-on-Pay vote to be held annually.
The Board recommends a vote “FOR” the following resolution:
“Resolved, that the stockholders of QUALCOMM Incorporated hereby approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement, including in the Compensation Discussion and Analysis, compensation tables and narrative disclosures.”
COMPENSATION PROGRAM BEST PRACTICES

In fiscal 2020, the HR and Compensation Committee conducted extensive stockholder outreach and worked with its independent compensation consultant to adjust our executive compensation program in response to feedback from our stockholders. Our revised program was well received, as more than 94% of votes cast on the “Say-on-Pay” proposal at our 2021 annual meeting of stockholders were cast in support of our executive compensation program. We have conducted further stockholder outreach over the past year, engaging with stockholders representing 27% of our outstanding shares, and believe that the feedback we have received continues to validate our executive compensation program design.
Our fiscal 2021 executive compensation program continued to reflect stockholder feedback over the past two years and numerous best practices. In particular:
•
A majority of our equity awards are performance-based

•
We have rigorous performance objectives, including challenging operating goals for our Annual Cash Incentive Plan (ACIP) and performance stock units (PSUs). Further, our relative total stockholder return (RTSR) PSUs require that we achieve a 55th percentile rank for the target payout, and a 90th percentile rank for the maximum payout, with a cap on payout at target if absolute total stockholder return (TSR) is negative

•
We have human capital advancement goals in our ACIP that include advancement of our 2025 diversity and inclusion goals, workforce stability and responsiveness to COVID-19

•
We have robust stock ownership guidelines, including a CEO guideline of 10x base salary

•
We have a comprehensive clawback policy that applies to both cash and equity incentives

•
Our peer group is size- and industry-appropriate

We continue our many ongoing executive compensation practices that promote consistent leadership, decision-making and pay-for-performance alignment without taking inappropriate or unnecessary risks, as discussed in detail in the Compensation Discussion and Analysis (CD&A) section herein.
EFFECT OF THIS RESOLUTION

Because your vote is advisory, it will not be binding upon the Company, the Board or the HR and Compensation Committee. However, we value the opinions of our stockholders, and the HR and Compensation Committee will take into account the outcome of this vote when considering future compensation decisions.
REQUIRED VOTE AND BOARD RECOMMENDATION

The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is required to approve this proposal. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have no effect on the vote. If you hold your shares through a bank, broker or other holder of record and you do not instruct them on how to vote on this proposal, they will not have the authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the existence of a quorum but will not have any effect on the outcome of the proposal.
28	2021 PROXY STATEMENT

PROPOSAL 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The Board believes that the compensation of our NEOs, as described in the CD&A, compensation tables and narrative disclosures, is appropriate for the reasons discussed herein.
THE BOARD RECOMMENDS AN ADVISORY VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS FOR FISCAL 2021.
2021 PROXY STATEMENT	29

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our common stock as of December 7, 2021, unless otherwise indicated, by: (i) each stockholder known to us to have greater than a 5% ownership interest (based solely on our review of Schedules 13D and 13G filed with the SEC); (ii) each of our NEOs; (iii) each current director and nominee for director; and (iv) all of our current executive officers and directors as a group.
	Amount and Nature of Beneficial Ownership (1)
Name of Beneficial Owner	Number of Shares	Percent of Class
Vanguard Group Inc. (2)	103,616,214	9.20%
BlackRock, Inc. (3)	79,999,443	7.11%
FMR LLC (4)	57,626,656	5.12%
Cristiano R. Amon	125,074	*
Akash Palkhiwala	46,970	*
James H. Thompson (5)	303,330	*
Alexander H. Rogers	37,388	*
Heather Ace	3,477	*
Steve Mollenkopf (6)	1,033,589	*
Sylvia Acevedo (7)	54	*
Mark Fields (8)	3,069	*
Jeffrey W. Henderson (9)	4,015	*
Gregory N. Johnson (10)	—	*
Ann M. Livermore (11)	22,942	*
Harish Manwani (12)	16,178	*
Mark D. McLaughlin (13)	15,063	*
Jamie S. Miller (14)	—	*
Clark T. Randt, Jr. (15)	11,051	*
Irene B. Rosenfeld (16)	2,190	*
Kornelis (Neil) Smit (17)	3,069	*
Jean-Pascal Tricoire (18)	—	*
Anthony J. Vinciquerra (19)	5,479	*
All current executive officers and directors as a group (19 persons) (20)	599,349	*

*
Less than 1%

(1)
The information for officers and directors in this table is based upon information supplied by those officers and directors. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 1,125,739,587 shares outstanding on December 7, 2021, adjusted as required by rules promulgated by the SEC.

(2)
Represents shares of Qualcomm common stock beneficially owned as of December 31, 2020 based on a Schedule 13G/A filed on February 10, 2021 by The Vanguard Group. In such filing, The Vanguard Group lists its address as 100 Vanguard Blvd., Malvern, PA 19355, and indicates that it has shared voting power with respect to 1,962,073 shares of our common stock, sole dispositive power with respect to 98,494,170 shares of our common stock, and shared dispositive power with respect to 5,122,044 shares of our common stock.

(3)
Represents shares of Qualcomm common stock beneficially owned as of December 31, 2020 based on a Schedule 13G/A filed on January 29, 2021 by BlackRock, Inc. In such filing, BlackRock, Inc. lists its address as 55 East 52nd Street, New York, NY 10055, and indicates that it has sole voting power with respect to 70,422,309 shares of our common stock, and sole dispositive power with respect to 79,999,443 shares of our common stock.

(4)
Represents shares of Qualcomm common stock beneficially owned as of December 31, 2020 based on a Schedule 13G filed on February 8, 2021 by FMR LLC. In such filing, FMR LLC lists its address as 245 Summer Street, Boston MA 02210, and indicates that it has sole voting power with respect to 7,946,828 shares of our common stock, and sole dispositive power with respect to 57,626,656 shares of our common stock.

(5)
Includes 4,539 shares held in trusts for the benefit of his children and 90,906 shares held in Grantor Trusts for the benefit of Dr. Thompson and his spouse. Dr. Thompson disclaims all beneficial ownership for the shares held in trusts for the benefit of his children.

(6)
Includes 537,192 shares held in family trusts. Also includes 496,397 shares issuable upon exercise of stock options exercisable within 60 days of December 7, 2021.

30	2021 PROXY STATEMENT

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(7)
Excludes 1,056 fully vested deferred stock units and dividend equivalents that settle on March 10, 2023 and 1,941 fully vested deferred stock units and dividend equivalents that settle on March 10, 2024.

(8)
Includes 3,069 shares held by Mr. Field’s spouse’s trust. Excludes 13,423 fully vested deferred stock units and dividend equivalents that settle upon retirement from the Board.

(9)
Excludes 9,673 fully vested deferred stock units and dividend equivalents that settle three years after the date of grant.

(10)
Excludes 1,056 fully vested deferred stock units and dividend equivalents that settle on March 10, 2023 and 1,941 fully vested deferred stock units and dividend equivalents that settle on March 10, 2024.

(11)
Includes 8,858 shares held in family trusts and 14,084 shares held in Grantor Retained Annuity Trusts for the benefit of Ms. Livermore. Excludes 9,673 fully vested deferred stock units and dividend equivalents that settle three years after the date of grant.

(12)
Includes 16,178 shares held jointly with his spouse. Excludes 9,673 fully vested deferred stock units and dividend equivalents that settle three years after the date of grant.

(13)
Includes 15,063 shares held in family trusts. Excludes 18,782 fully vested deferred stock units and dividend equivalents that settle upon retirement from the Board and 9,562 fully vested deferred stock units that settle three years after the date of grant.

(14)
Excludes 2,675 fully vested deferred stock units and dividend equivalents that settle on March 10, 2023 and 2,160 fully vested deferred stock units and dividend equivalents that settle three years after the date of grant.

(15)
Includes 11,051 shares held jointly with his spouse. Excludes 9,673 fully vested deferred stock units and dividend equivalents that settle three years after the date of grant.

(16)
Includes 2,190 shares held jointly with her spouse. Excludes 1,941 fully vested deferred stock units and dividend equivalents that settle upon retirement from the Board and 7,732 fully vested deferred stock units and dividend equivalents that settle three years after the date of grant.

(17)
Includes 3,069 shares held with his spouse as tenants in common. Excludes 13,125 fully vested deferred stock units and dividend equivalents that settle upon retirement from the Board.

(18)
Excludes 2,124 fully vested deferred stock units and dividend equivalents that settle on March 10, 2023 and 2,695 fully vested deferred stock units and dividend equivalents that settle on December 31, 2025.

(19)
Includes 5,479 shares held in family trusts. Excludes 24,507 fully vested deferred stock units and dividend equivalents that settle upon retirement from the Board.

(20)
Excludes 148,247 fully vested deferred stock units and related dividend equivalents.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of our HR and Compensation Committee are, or have been, employees or officers of the Company. During fiscal 2021, no member of the HR and Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. During fiscal 2021, none of our executive officers served on the compensation committee (or equivalent) or board of another entity that has or has had one or more executive officers who served on our HR and Compensation Committee or Board.
DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.
To our knowledge, based solely on a review of applicable reports filed with the SEC and written representations that no other reports were required, all Section 16(a) filing requirements were complied with during fiscal 2021, except for one late Form 4 that was filed by us in December 2020 on behalf of Erin Polek, Senior Vice President, Corporate Controller and Chief Accounting Officer, to report the grant of restricted stock units in October 2020.
2021 PROXY STATEMENT	31

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding outstanding equity awards and shares reserved for future issuance under our equity compensation plans as of September 26, 2021 (number of shares in millions):
Plan Category	Number of Shares to be Issued Upon Exercise / Vesting of Outstanding Awards	Weighted Average Exercise Price of Outstanding Options (1)	Number of Shares Remaining Available for Future Issuance
Equity compensation plans approved by stockholders (2)	33 (4)	$52.19	96 (5)
Equity compensation plans not approved by stockholders (3)	0 (6)	$5.34	—
Total	33	$52.06	96

(1)
Weighted Average Exercise Price of Outstanding Options does not include outstanding performance stock units, time-based restricted stock units, and deferred stock units, all of which were granted under equity compensation plans approved by stockholders.

(2)
Consists of two Company plans: the Amended and Restated QUALCOMM Incorporated 2016 Long-Term Incentive Plan (2016 LTIP) and the Amended and Restated QUALCOMM Incorporated 2001 Employee Stock Purchase Plan, as amended (ESPP).

(3)
Consists of equity compensation plans assumed in connection with mergers and acquisitions.

(4)
Includes approximately 33 million shares that may be issued pursuant to performance stock units, time-based restricted stock units, deferred stock units, and stock options granted under the 2016 LTIP. The performance stock units include the maximum number of shares that may be issued.

(5)
Includes approximately 71 million shares available under the 2016 LTIP and approximately 25 million shares available under the ESPP.

(6)
Includes approximately 2,000 stock options assumed in connection with mergers and acquisitions.

32	2021 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED-PERSON TRANSACTIONS
Our Code of Ethics states that our executive officers and directors, including their immediate family members, are charged with avoiding situations in which their personal, family or financial interests conflict with those of the Company. Our Conflicts of Interest and Outside Activities policy provides additional rules regarding the employment of relatives. In accordance with its charter, the Audit Committee is responsible for reviewing and approving transactions between the Company and any directors or executive officers or any of such person’s immediate family members or affiliates (other than employment and compensation related transactions, which are subject to review by the HR and Compensation Committee pursuant to its charter), which would be reportable as a related-person transaction under SEC rules. In considering the proposed arrangement, the Audit Committee or HR and Compensation Committee, as appropriate, will consider the relevant facts and circumstances and the potential for conflicts of interest or improprieties.
During fiscal 2021, we employed the family members of certain of our executive officers. The HR and Compensation Committee reviewed and approved the related-person transactions below.
Those employees whose compensation (salary, cash incentives and grant date fair value of equity awards) for fiscal 2021 exceeded $120,000 are discussed below, all of whom were adults who did not live with the related director or executive officer. Each family member is compensated according to our standard practices, including participation in our employee benefit plans generally made available to employees of a similar responsibility level. We do not view any of the executive officers as having a beneficial interest in the compensation of family members that is material to them or the Company. Restricted stock units were granted under our 2016 LTIP, and generally vest over three years from the grant date, contingent upon continued service with the Company.
Cristiano R. Amon, President and Chief Executive Officer, is the brother of Rogerio Amon, who serves as Vice President, Program Management, Qualcomm Technologies, Inc. During fiscal 2021, Rogerio Amon earned $273,116 in base salary and $199,442 in cash incentives and received a restricted stock unit award of 2,469 shares with a grant date fair value of  $300,181.
Steve Mollenkopf, Special Advisor and former Chief Executive Officer, is the brother of James D. Mollenkopf, who serves as a Vice President, Strategic Development, Qualcomm Technologies, Inc. During fiscal 2021, James D. Mollenkopf earned $305,538 in base salary and $171,935 in cash incentives and received a restricted stock unit award of 3,496 shares with a grant date fair value of  $425,044.
2021 PROXY STATEMENT	33

HR AND COMPENSATION COMMITTEE LETTER TO STOCKHOLDERS
Dear Fellow Stockholders:
The HR and Compensation Committee, among its many important human capital functions, is accountable for using Qualcomm’s executive compensation program to motivate and retain its management team and to ensure alignment with stockholders. Fiscal 2021 was another highly successful year for Qualcomm. The strong demand for the Company’s products and technologies across mobile handsets, radio frequency front-end (RFFE), automotive and the internet of things (IoT) contributed to record consolidated revenues and earnings and significant year-over-year growth, despite a challenging environment resulting from the impacts of COVID-19 and industry-wide supply constraints. The Company delivered year-over-year increases of 43% and 55% in GAAP and Non-GAAP revenues, respectively, and 74% and 104% in GAAP and Non-GAAP Earnings Per Share (EPS), respectively, during fiscal 2021. The most directly comparable GAAP financial measures and information reconciling reported results prepared in accordance with GAAP to Non-GAAP financial measures are included in Appendix C. Fiscal 2021 Annual Cash Incentive Plan (ACIP) funding and performance stock unit (PSU) outcomes were all above target, consistent with the Company’s strong business results and long-term stockholder value creation. In addition, the Company continued to focus significant attention on its employees and its communities during the second year of the COVID-19 pandemic to ensure their safety, health and economic well-being.
In fiscal 2020, the HR and Compensation Committee made a series of executive compensation program improvements and governance enhancements in response to feedback from stockholders arising out of our stockholder outreach program. Those actions were well received by stockholders. At last year’s annual meeting, more than 94% of votes were cast in favor of the compensation of the Company’s fiscal 2020 named executive officers. Engagement in fiscal 2021 with stockholders representing 27% of the Company’s outstanding shares reiterated support for our executive compensation program.
Effective June 30, 2021, Cristiano Amon, the Company’s President and CEO-elect, succeeded Steve Mollenkopf as CEO. The leadership transition was seamless and successful, thanks in part to Steve’s continuing and important role as a Special Advisor to the Company. The HR and Compensation Committee, following its commitment to best pay practices, set the new CEO compensation program at a competitive but reasonable level, with a focus on performance-based incentives, to ensure its alignment with stockholder interests. Importantly, in addition to its continuous efforts and focus on diversity, equity and inclusion (DEI) and consistent with stockholder feedback, the HR and Compensation Committee linked the Company’s DEI performance to executive compensation by allocating 10% of the fiscal 2021 ACIP to human capital advancements.
As always, the HR and Compensation Committee would like to extend its thanks to the stockholders with whom we spoke for their insights and candor, and we look forward to continuing our open dialogue. We hope that after reviewing the following materials, you will vote in favor of the Say-on-Pay proposal at this year’s Annual Meeting.
Sincerely,
HR AND COMPENSATION COMMITTEE
Irene B. Rosenfeld, Chair
Gregory N. Johnson
Harish Manwani
Kornelis (Neil) Smit
34	2021 PROXY STATEMENT

EXECUTIVE COMPENSATION AND RELATED INFORMATION
COMPENSATION DISCUSSION & ANALYSIS

The HR and Compensation Committee oversees our executive compensation program. This Compensation Discussion and Analysis (CD&A) describes that program and the compensation awarded to, earned by or paid to our named executive officers (NEOs) for fiscal 2021, along with the underlying rationale of our HR and Compensation Committee in making its compensation decisions.
OUR NEOs FOR FISCAL 2021

Cristiano R. Amon
Current position: President and Chief Executive Officer (CEO), since June 2021
Prior Qualcomm leadership positions include:
•
President and CEO-elect, January 2021 to June 2021

•
President, January 2018 to January 2021

•
Executive Vice President, Qualcomm Technologies, Inc. (QTI) and President, Qualcomm CDMA Technologies (QCT), November 2015 to January 2018

•
Executive Vice President, QTI and Co-President QCT, October 2012 to November 2015

•
Senior Vice President and Co-President QCT, June 2012 to October 2012

•
Senior Vice President, QCT Product Management, October 2007 to June 2012

24 years of service with Qualcomm

Akash Palkhiwala
Current position: Chief Financial Officer (CFO), since November 2019
Prior Qualcomm leadership positions include:
•
Senior Vice President and Interim CFO, August 2019 to November 2019

•
Senior Vice President, QCT Finance, QTI, December 2015 to August 2019

•
Senior Vice President and Treasurer, October 2014 to December 2015

20 years of service with Qualcomm

James H. Thompson
Current position: Chief Technology Officer, QTI, since March 2017
Prior Qualcomm leadership positions include:
•
Executive Vice President, Engineering, QTI, October 2012 to March 2017

•
Senior Vice President, Engineering, July 1998 to October 2012

30 years of service with Qualcomm

Alexander H. Rogers
Current position: President, Qualcomm Technology Licensing (QTL) & Global Affairs, since June 2021
Prior Qualcomm leadership positions include:
•
President, QTL, October 2016 to June 2021

•
Senior Vice President and President, QTL, September 2016 to October 2016

•
Senior Vice President and Deputy General Counsel, October 2015 to September 2016

•
Senior Vice President, Legal Counsel, April 2007 to October 2015

21 years of service with Qualcomm

2021 PROXY STATEMENT	35

EXECUTIVE COMPENSATION AND RELATED INFORMATION
Heather Ace
Current position: Chief Human Resources Officer, since March 2020
Prior leadership positions include:
•
Senior Vice President, Human Resources, DexCom, Inc., July 2016 to March 2020

•
Executive Vice President, Human Resources at Orexigen Therapeutics, Inc., January 2016 to July 2016

One year of service with Qualcomm

Steve Mollenkopf
Current position: Special Advisor, since June 2021
Prior Qualcomm leadership positions include:
•
CEO, March 2014 to June 2021

•
CEO-Elect and President, December 2013 to March 2014

•
President and Chief Operating Officer, November 2011 to December 2013

27 years of service with Qualcomm

Fiscal 2021 Performance

In fiscal 2021, we achieved record business and financial performance as a result of the successful execution across a series of key strategies by our management team, led by our former CEO, Mr. Mollenkopf, and our new President and CEO, Mr. Amon. We delivered record GAAP and Non-GAAP revenues of  $33.6 billion and $33.5 billion, respectively. We also delivered diluted GAAP and Non-GAAP earnings per share (EPS) of  $7.87 and $8.54, respectively, representing an increase of 74% and 104%, respectively, from fiscal 2020. The most directly comparable GAAP financial measures and information reconciling our reported results prepared in accordance with GAAP to Non-GAAP financial measures are included in Appendix C. We delivered year-over-year revenue growth of 64% in QCT and 26% in QTL. In QCT, we had greater than 50% year-over-year growth in each of our revenue streams of handsets, radio frequency front-end (RFFE), automotive and internet of things (IoT) and QCT EBT margin expanded from 17% in fiscal 2020 to 29% in fiscal 2021, validating the demand for our mobile technologies and revenue diversification strategy.
Looking Forward. As the pace of digital transformation of industries accelerates and as devices become more connected and more intelligent, our broad portfolio of technologies and solutions has created a significant long-term growth opportunity for us. QCT represents the largest growth engine for us as we believe that we have the relevant technologies and solutions required to continue to lead in mobile and the connected intelligent edge. As the intelligent edge gains scale and connectivity and adopts on-device artificial intelligence, we believe that we are well positioned to become a leader in AI (artificial intelligence) processing. Further, QTL remains the most successful licensing business in the industry, reflecting the strength of our innovation in cellular technology, the value of our extensive patent portfolio and our execution in securing long-term agreements with key OEMs.
Say-on-Pay Vote and Stockholder Outreach

We had a highly successful Say-on-Pay result in 2021, with more than 94% of votes cast in favor of our Say-on-Pay proposal at last year’s annual meeting. The result was a strong recognition of our efforts in stockholder outreach and the improvements we made to our executive compensation program and governance in response to stockholder feedback. During fiscal 2021, our Chair of the Board and our Chair of the HR & Compensation Committee continued the open dialogue, reaching out to our 20 largest stockholders (by ownership), and engaging with stockholders representing 27% of our outstanding shares. Discussions were mainly focused on the following topics:
•
The CEO transition, including our compensation approach

•
Our business strategy, including prioritizing investments, acquisition philosophy and geopolitical risks

•
The increasing importance of ESG, Board composition, climate plans and DEI

Reflecting the significant enhancements to our executive compensation program in fiscal 2020, our stockholder outreach in fiscal 2021 reaffirmed support for our executive compensation program and design.
CEO Transition and Compensation Considerations
As previously disclosed, on January 4, 2021, Mr. Mollenkopf informed our Chair of the Board of his intention to retire as CEO effective June 30, 2021. The Board appointed Mr. Amon as CEO-elect, to serve as the Company’s CEO beginning on June 30,
36	2021 PROXY STATEMENT

EXECUTIVE COMPENSATION AND RELATED INFORMATION
2021. Mr. Mollenkopf agreed to maintain his employment with Qualcomm as a Special Advisor, utilizing his deep experience and relationships to assist the Company in governmental affairs matters (including interaction and engagement with high level domestic and foreign agencies and personnel), advising on current and any future regulatory and legal proceedings, advising on commercialization of existing and new intellectual properties (including negotiation of significant license agreements), advising on potential strategic acquisitions and other transactions, and advising on strategies designed to maintain the Company’s leadership in 5G technology development, as well as assisting with continuing CEO transition activities.
Mr. Amon, who joined Qualcomm as an engineer in 1995, held several technical and business leadership positions with the Company prior to becoming CEO, including as our President. In this role, he was responsible for Qualcomm’s semiconductor business (QCT), which includes the mobile handset, RFFE, automotive and IoT revenue streams, and the Company’s sales operations. We believe that Qualcomm will continue to invent leading technologies and create value for all of our stakeholders under his leadership.
In association with the CEO transition, effective June 30, 2021, compensation for both Messrs. Amon and Mollenkopf was adjusted. Mr. Amon’s compensation was adjusted to reflect his promotion to CEO as follows:
•
Salary increased from $1,000,000 to $1,150,000

•
Target ACIP opportunity increased from 175% of salary to 200% of salary

•
Annual Target Long-Term Incentive (LTI) value increased from $10 million to $16 million

•
No special promotional cash or equity awards were granted

When considering Mr. Amon’s CEO compensation package, the HR and Compensation Committee reviewed both the internal perspective (Mr. Mollenkopf’s compensation as CEO and Mr. Amon’s compensation as President prior to his promotion to CEO) and external benchmarks from our compensation peer group as well as broader large-cap companies’ pay practices. As a result, we decided to provide a modest cash compensation increase and a meaningful increase in annual equity award grant value (at the time of our annual equity award grants to all executive officers) to better align Mr. Amon’s interests with those of our stockholders. Mr. Amon did not receive a special promotion equity award. The target total direct compensation (the sum of salary, target ACIP and target annual equity award grant value) is competitive with our peer group but still below his predecessor’s pay level.
Effective upon promotion to CEO, Mr. Amon is subject to a higher stock ownership guideline level of 10x salary from his prior level of 3x salary as President.
	CEO Target Total Direct Compensation - Annualized to reflect compensation for a full year
	Cristiano Amon (Fiscal 2021) (1)	Steve Mollenkopf (Fiscal 2020) (2)
Base Salary	$1,150,000	$1,535,000
Target ACIP % of Base	200%	200%
Target ACIP Opportunity $	$2,300,000	$3,070,000
Target Total Cash	$3,450,000	$4,605,000
Total Annual LTI Target Value	$16,000,000	$18,000,000
Target Total Direct Compensation	$19,450,000	$22,605,000

(1)
Reflects Mr. Amon’s fiscal 2021 target compensation effective June 30, 2021. His actual cash compensation reflects that he was CEO for only three months during fiscal 2021. His fiscal 2021 equity awards were granted in September 2021. No special promotion awards were granted.

(2)
Reflects Mr. Mollenkopf’s fiscal 2020 target compensation when he was the CEO for a full year. In keeping with its commitment to emphasize performance-based pay in September 2020, the HR and Compensation Committee rebalanced the mix of Mr. Mollenkopf’s target total cash compensation to increase the portion of performance-based cash compensation versus fixed cash compensation, such that Mr. Mollenkopf’s base salary for fiscal 2021 was adjusted to $1,316,000. He did not receive any annual equity awards for fiscal 2021.

Mr. Mollenkopf’s pay was reduced substantially to reflect his new employee role as a Special Advisor. Effective June 30, 2021, his base salary was reduced to $150,000. While he was eligible for the 2021 ACIP based on actual performance, he is no longer eligible for annual equity awards.
2021 PROXY STATEMENT	37

EXECUTIVE COMPENSATION AND RELATED INFORMATION
Alignment of Executive Compensation with 2021 Company Strategy, Performance and Values
The HR and Compensation Committee strongly believes that our executive compensation programs must demonstrate long-term alignment of pay with our performance. This requires that the amount earned by our executive officers must depend upon achieving our demanding performance objectives designed to enhance long-term stockholder value. The graph below demonstrates high correlations between our ACIP and PSU payouts and TSR.
This graph shows the correlation between QCOM Indexed TSR, our ACIP and PSU payouts over the past five fiscal years, i.e., it depicts the direction and amount of change of each of those metrics over time compared to the other. However, the graphs are actually two different graphs, on two different axes, consolidated into one presentation solely for ease of viewing and comparison and to illustrate the correlation between those items. Accordingly, the numbers on the lines and the numbers on the bars are not directly linked to each other.
As further described under the section “Program Overview” and illustrated by the variability in our historical payouts, our incentive plans — through the ACIP and PSUs — are by design strongly aligned with our operating and strategic focus. As a result of this alignment and our strong execution, the 2021 payouts for both our annual and long-term performance-based awards were above target. The fiscal 2021 ACIP paid out at 149% of target, and the 2018 PSUs paid out at 180% of target in aggregate: The 2018 Return on Invested Capital (ROIC) PSUs paid out at 200% of target and the 2018 Relative TSR (RTSR) PSUs paid out at 155% of target.
38	2021 PROXY STATEMENT

EXECUTIVE COMPENSATION AND RELATED INFORMATION
PROGRAM OVERVIEW

Primary Compensation Components
Figure 1 is an overview of the primary components of our fiscal 2021 executive compensation program. In structuring our cash and long-term equity awards, the HR and Compensation Committee continued to use variations of non-GAAP financial performance measures that support our business strategy. See Appendix C for definitions of the various performance measures used in determining our cash and long-term equity awards.
Figure 1: Fiscal 2021 Executive Compensation Program Overview
Objective
Component	Form	Attracts, Retains and Motivates Talent and Aligns with Stockholders Interests	Supports the Execution of Strategy	Balances Short- and Long-Term
Salary	Cash	Competitive amounts that attract and retain executive officers who develop and execute our business strategy
Annual Cash Incentive Plan (ACIP)	Cash	Aligns a portion of cash compensation with achieving the Company’s annual objectives Payouts based on performance targets aligned with annual metrics	Financial (90%) • Adjusted Revenues (weighted 50%) • Adjusted Operating Income (weighted 50%) Non-Financial (10%) • Human capital advancements	Current fiscal year
Performance Stock Units (PSUs)	Equity	Aligns the majority of equity awards with achieving long-term performance targets Payouts based on performance targets aligned with long-term stock price performance and financial metrics	50% of the award is based on relative total stockholder return compared to the NASDAQ-100 (RTSR) and 50% is based on average Adjusted three-year EPS	3-year performance period; 3-year cliff vest
Restricted Stock Units (RSUs)	Equity	Provides long-term retention value while further aligning our executive officers’ interest with stockholders	Vesting based on continued service and value is tied to stock price	Annual vesting in equal installments over three years
Additional objectives of our executive compensation program include:
•
Competitive for the Business. The HR and Compensation Committee aims to set executive compensation at competitive levels to attract, motivate, engage and retain executive officers. We consider practices of peer companies as reference points for comparative purposes but do not set specific percentile objectives.

•
Internally Fair and Equitable. The HR and Compensation Committee considers business and individual factors to evaluate internal fairness of compensation and monitors the internal compensation relationships among our executive officers. Predetermined formulas are not part of this evaluation.

•
High Standards for Governance and Compensation Risk Management. The HR and Compensation Committee has a comprehensive charter that provides for oversight of our executive compensation program and includes annually reviewing the amounts of all components of executive compensation, conducting a compensation risk assessment, and reviewing advancement of diversity, equity and inclusion initiatives. The risk assessment also covers incentive and commission arrangements for our non-executive employees. See the discussion of our risk-assessment process under the section “Compensation Risk Management” on page 50 for more details on our compensation-related corporate governance practices.

We also have competitive health, welfare and retirement benefits that are generally structured in the same manner for all U.S. employees. A summary of these and several other benefits begins on page 44.
2021 PROXY STATEMENT	39

EXECUTIVE COMPENSATION AND RELATED INFORMATION
2021 Executive Compensation Program
Base Salaries
In September 2020, the HR and Compensation Committee approved the fiscal 2021 annual base salaries for our executive officers. Mr. Mollenkopf’s annual base salary was set at $1,316,000, and Mr. Amon’s annual base salary was set at $1,000,000. In connection with Mr. Amon’s promotion to CEO on June 30, 2021, his annual base salary was increased to $1,150,000. At the same time, Mr. Mollenkopf transitioned to the role of Special Advisor, and his annual base salary was adjusted to $150,000.
The ending fiscal 2020 and fiscal 2021 annual base salaries for our NEOs are illustrated below in Figure 2.
Figure 2: NEO Base Salaries (1)
NEO	2021	2020	% Change
Cristiano Amon	$1,150,000	$1,000,000	15%
Akash Palkhiwala	$750,000	$750,000	—%
James H. Thompson	$900,000	$900,000	—%
Alexander H. Rogers	$800,000	$800,000	—%
Heather Ace	$575,000	$575,000	—%

(1)
Excludes Mr. Mollenkopf who previously served as CEO through June 30, 2021.

Annual Cash Incentive Plan (ACIP)
2021 ACIP Structure. The overriding objective of the ACIP is to reward our executive officers for annual operating performance that meets or exceeds established targets. For fiscal 2021, the HR and Compensation Committee determined that annual cash compensation under the ACIP would be weighted 90% on annual operating performance measures (Adjusted Revenues and Adjusted Operating Income as defined in Appendix C) and 10% on a non-financial performance measure (human capital advancements). The weightings for each measure were 45% Adjusted Revenues, 45% Adjusted Operating income and 10% human capital advancements.
ACIP awards are calculated using percent-of-salary targets for our executive officers based on achievement of specified financial and non-financial objectives. The funding range is zero to 200% and encompasses both upside reward and downside performance risk typical of peer practices. Each executive officer’s ACIP target is determined by the HR and Compensation Committee based on practices of our peer companies and individual considerations. The ACIP payout schedule for fiscal 2021 is set forth in Figure 3.
Figure 3: Fiscal 2021 ACIP Payout Schedule
Award Level	Achievement of Financial Objectives (% of Target)	Achievement of Non-Financial Objective	ACIP Funding (% of Target) (1)
Maximum	120%	Significantly above range	200%
Target	100%	In range	100%
Threshold	80%	Significantly below range	0%

(1)
Funding of the ACIP Financial Objectives between award levels interpolates linearly with the achievement of the financial objective.

The HR and Compensation Committee has the authority to apply discretion to ACIP earned amounts based on feedback from other Board members, feedback from our CEO and other considerations. A summary of these factors is discussed in the “Process and Rationale for Executive Compensation Decisions” section beginning on page 46. Any such discretionary modifications would be incremental to the predefined adjustments to the Company’s GAAP financial results as defined in the ACIP. See Appendix C for a listing of predefined adjustments. No discretionary modifications were made by the HR and Compensation Committee due to the COVID-19 pandemic, supply constraints or any other factors in determining fiscal 2021 ACIP payouts.
Fiscal 2021 ACIP Earnings
Figure 4 shows the objectives and actual performance for Adjusted Revenues and Adjusted Operating Income and illustrates the following:
•
Under the terms of the ACIP, financial performance was weighted 90% and non-financial performance was weighted 10%.

40	2021 PROXY STATEMENT

EXECUTIVE COMPENSATION AND RELATED INFORMATION
•
Financial performance was weighted 50% Adjusted Revenues and 50% Adjusted Operating Income.

•
Non-financial performance was evaluated based on human capital advancements.

•
Adjusted Revenues performance was 106.5% of target, Adjusted Operating Income performance was 115.3% of target and human capital advancements performance was 100% of target.

•
As a result, our financial weighted performance was 110.9% ( (106.5% x 50%) + (115.3% x 50%) ) and our non-financial weighted performance was 100%, which translated into award funding of 149% based on the predefined formula in the 2021 ACIP.

Figure 4: Fiscal 2021 ACIP Objectives and Performance

Financial Performance (90%)	Threshold	Target	Actual	Maximum	Performance	Weight	Wtd. Perf.
Adjusted Revenues ($Bs)							
Performance Range	$25.132B	$31.415B		$37.698B			
Actual Performance			$33.467B		106.5%	50%	53.3%
Adjusted Operating Income ($Bs)							
Performance Range	$8.168B	$10.210B		$12.252B			
Actual Performance			$11.772B		115.3%	50%	57.6%
Weighted Performance							
Performance Range	80%	100%		120%			
Actual Performance			110.9%				110.9%
Financial Performance Incentive Multiple							
Payout Range % of Target	0%	100%		200%			
Incentive Multiple			155%				
Non-Financial Performance (10%)							
Human Capital Advancements							
Performance Range	0%	100%		200%			
Incentive Multiple		100%					
Overall Performance							
Payout Rate							
Payout Range % of Target	0%	100%		200%			
ACIP Payout			149%

Human Capital Advancements Performance
As disclosed in last year’s proxy, we added a non-financial performance measure to our 2021 ACIP, which carries a 10% weighting. This new measure emphasizes and complements our strategy to reward performance in the area of human capital advancements. For fiscal 2021, the HR and Compensation Committee adopted a framework for human capital advancements that included advancement of our 2025 diversity and inclusion goals, workforce stability and responsiveness to the COVID-19 pandemic, including both workplace safety and employee well-being.
The HR and Compensation Committee reviewed progress in these areas of human capital advancements with management, including our Chief Diversity Officer, both during the fiscal year as well as at fiscal year-end. Given the Company’s advancements towards its 2025 diversity and inclusion goals, healthy workforce stability, with attrition below industry benchmarks, and effectiveness of our strong response to the COVID-19 pandemic, as measured through internal employee surveys, the HR and Compensation Committee approved the non-financial performance multiple at 100%.
2021 PROXY STATEMENT	41

EXECUTIVE COMPENSATION AND RELATED INFORMATION
Figure 5: Fiscal 2021 ACIP Target and Earned Amounts
Name	ACIP Target as Percent of Salary (%)	ACIP Target ($)	Payout % Per Plan Formula	Payout % Approved by HR and Compensation Committee	Earned Amount Approved by HR and Compensation Committee ($)
Cristiano R. Amon	200%	$2,075,000 (1)	149%	149%	$3,092,000 (1)
Akash Palkhiwala	100%	$750,000	149%	149%	$1,118,000
James H. Thompson	150%	$1,350,000	149%	149%	$2,012,000
Alexander H. Rogers	140%	$1,120,000	149%	149%	$1,669,000
Heather Ace	100%	$575,000	149%	149%	$857,000
Steve Mollenkopf	250%	$2,561,000 (2)	149%	149%	$3,816,000 (2)

(1)
Mr. Amon’s ACIP target was increased from 175% to 200% on June 30, 2021, in connection with his promotion to CEO. His actual payout was calculated using his blended salary for the year and his year-end ACIP target of 200%.

(2)
Mr. Mollenkopf’s ACIP target of 250% did not change upon his transition to Special Advisor. His actual payout was calculated using his blended salary and his year-end ACIP target of 250%.

Equity Awards
In September 2021, the HR and Compensation Committee granted annual equity awards for fiscal 2021 to our executive officers in the form of RTSR PSUs, EPS PSUs and RSUs. Annual equity award weighting for our NEOs was 60% in PSUs and 40% in RSUs.
These awards include dividend equivalent rights that accrue in the form of additional shares with vesting and distribution at the same time as the earned and vested underlying awards.
2021 RTSR PSUs. The RTSR PSUs allow recipients to earn a variable number of shares of our common stock over a three-year period (fiscal 2022-2024) based on our TSR performance compared to companies comprising the NASDAQ-100, using the payout schedule set forth in Figure 6. The RTSR PSUs require achievement of performance at the 55th percentile in order to earn the target number of shares, while the maximum number of shares that can be earned are 2x the target for performance at or above the 90th percentile. No shares would be earned if performance is below the 25th percentile. The RTSR PSUs also provide that the total number of shares earned may not exceed the target number of shares if our absolute TSR for the entire three-year performance period is negative, regardless of the level of RTSR achieved.
Figure 6: Fiscal 2021 RTSR PSU Payout Schedule
Award Level	Qualcomm’s RTSR Percentile Rank Among the NASDAQ-100	Multiple of Target RTSR PSUs Earned (1)
Maximum	90th percentile and above	2x
Target	55th percentile	1x
Threshold	25th percentile	0.25x
Below Threshold	Below 25th percentile	No shares earned

(1)
The multiple of target RTSR PSUs earned between award levels interpolates linearly with our RTSR percentile rank among the NASDAQ-100.

2021 EPS PSUs. The EPS PSUs allow recipients to earn a variable number of shares of our common stock based on the achievement of a three-year (fiscal 2022-2024) average Adjusted EPS goal established by the HR and Compensation Committee at the time of grant. The 2021 EPS PSU goal will be disclosed along with actual results following completion of the performance period, similar to the disclosure of both goal and actual results for the fiscal 2018 ROIC PSUs on page 43. See Appendix C for the definitions of performance measures to be used in determining the number of EPS PSUs for the performance period. The payout schedule is set forth in Figure 7. The HR and Compensation Committee intended that the target chosen for measuring performance under the EPS PSUs would generally present a similar or higher degree of difficulty for achievement in comparison to the EPS and ROIC targets chosen in recent years and reflect the rigor of our goal setting. The annual process for determining the target includes consideration of the Company’s strategic plan, historical performance and peer company benchmarking.
42	2021 PROXY STATEMENT

EXECUTIVE COMPENSATION AND RELATED INFORMATION
Figure 7: Fiscal 2021 EPS PSU Payout Schedule
Award Level	Multiple of Target EPS PSUs Earned (1)
Maximum	2x
Target	1x
Threshold	0.33x
Below Threshold	No shares earned

(1)
The multiple of target EPS PSUs earned between award levels interpolates linearly with our average Adjusted EPS for the three-year performance period.

2021 RSUs. RSUs represent the right to receive one share of our common stock for each unit awarded, based on continued employment until vesting, which is in equal annual installments over three years. We continued to use RSUs as part of the annual equity awards for our executive officers in order to support ownership accumulation and employment retention objectives.
Summary of Grant Date Fair Values of Fiscal 2021 Equity Awards. Figure 8 shows the grant date fair values of the equity awards granted to our NEOs in fiscal 2021. The HR and Compensation Committee made no changes to the annual equity award grant date fair values for our NEOs as compared to fiscal 2020, with the exceptions of Mr. Amon, Mr. Palkhiwala and Mr. Mollenkopf (who had retired as CEO and assumed his new employee role as a Special Advisor as of the grant date, and as such was not eligible for annual equity awards).
Figure 8: Grant Date Fair Values of Equity Awarded to NEOs in Fiscal 2021
Name	RTSR PSUs	EPS PSUs	RSUs	Total All Awards
Cristiano R. Amon	$4,800,069	$4,800,004	$6,400,095	$16,000,168
Akash Palkhiwala	$1,440,123	$1,440,068	$1,920,002	$4,800,193
James H. Thompson	$2,700,121	$2,700,027	$3,600,036	$9,000,184
Alexander H. Rogers	$1,500,067	$1,500,060	$2,000,080	$5,000,207
Heather Ace	$825,073	$825,020	$1,100,071	$2,750,164
PSUs with Performance Periods Ending in Fiscal 2021. In September 2018, the HR and Compensation Committee granted RTSR PSUs and ROIC PSUs to our then executive officers, including Messrs. Amon, Rogers and Mollenkopf and Dr. Thompson, which vested in October 2021 and were earned based on our performance for fiscal 2019-2021. The value of these awards at the time of grant was allocated 50% to RTSR PSUs and 50% to ROIC PSUs. After application of a Monte Carlo valuation to determine the number of RTSR shares, the mix of target shares was 45% RTSR PSUs and 55% ROIC PSUs. RTSR PSUs were earned at 155% of target, reflecting our 110% TSR increase and 72nd percentile TSR performance versus the NASDAQ-100 for the performance period. ROIC PSUs were earned at 200% of target, reflecting ROIC performance above the 30.0% maximum for the performance period. In the aggregate, our NEOs earned approximately 180% of target.
Figure 9: PSUs Awarded to NEOs with Performance Periods Ending in Fiscal 2021 (1)
	RTSR	ROIC	Total
Target Performance	50th Percentile	24.0%	—
Actual Performance	72nd percentile	32.5%	—
Payout Percentage	155%	200%	—
Awarded Shares	RTSR	ROIC	Total
Cristiano R. Amon	37,255	57,910	95,165
James H. Thompson	32,599	50,672	83,271
Alexander H. Rogers	18,628	28,956	47,584
Steve Mollenkopf	86,236	134,050	220,286

(1)
Mr. Palkhiwala and Ms. Ace were not awarded shares since they were not executive officers in September 2018 when the PSUs were granted.

2021 PROXY STATEMENT	43

EXECUTIVE COMPENSATION AND RELATED INFORMATION
OTHER COMPENSATION COMPONENTS

In addition to the primary compensation components summarized in Figure 1 on page 39, during fiscal 2021, we had competitive health and welfare benefits that were generally structured the same for all U.S.-based employees, plus other executive benefits. Figure 10 describes the benefits that were generally available to U.S.-based executives. Figure 11 describes some of the other benefits that were generally available to all U.S.-based employees, including executives.
Figure 10: Fiscal 2021 U.S. Executive Benefits
Component	Form and Purpose	Comment
Executive Physicals	• Provide a comprehensive physical exam designed to focus on wellness, prevention and early detection of potential health risks.	This benefit is available to our Vice President and above employee population.
Nonqualified Deferred Compensation Plan (NQDC Plan) Company Match
•
Company match on employees’ deferred contributions up to a maximum amount based on a predefined formula.

•
Provide a competitive, nonqualified, tax-efficient defined contribution retirement program for employees deemed to be “highly compensated.”

See the discussion titled “Fiscal 2021 Nonqualified Deferred Compensation” under the section “Compensation Tables and Narrative Disclosures” for a description of the Company match program.
The benefit of participation is available to our Senior Director and above employee population, with the match benefit available to our Vice President and above population.

Financial Planning Reimbursement	• Reimbursement of actual expenses, up to a pre-determined maximum amount, incurred for financial, estate and tax planning. • Attract and retain executive-level employees.	We reimburse up to $12,500 for our CEO and up to $8,000 for our other executive officers. This benefit is available to our Vice President and above employee population.
Additional Life Insurance	• Additional coverage, above the amount provided to all employees. • Attract and retain executive-level employees.	The additional coverage is $1,000,000 for our CEO and $750,000 for our other executive officers. Additional life insurance coverage is also provided to our Vice President and above population.
Use of Corporate Aircraft for Personal Travel (Executive Officers Only)	• Facilitate flexible travel arrangements and provide security.
We have a program that limits personal travel on our corporate aircraft such that compensation reportable in the Summary Compensation Table does not exceed $250,000 for our CEO and $650,000 for all of our executive officers in the aggregate.

Severance Benefits
•
Provide severance payments and benefits upon a qualifying termination of employment

•
Provide transition income replacement that will allow the executive to not be distracted from business priorities.

•
Attract and retain executive-level employees.

We believe the levels of severance provided by our Executive Officer Severance Plan (Severance Plan) are consistent with market practices. Our plan does not provide for any gross-ups for excise taxes imposed as a result of severance payments. This plan is described in more detail below.

44	2021 PROXY STATEMENT

EXECUTIVE COMPENSATION AND RELATED INFORMATION
Figure 11: Fiscal 2021 U.S. All-Employee Benefits
Component	Form/Purpose	Comment
Health Plans	• Support a healthy and productive workforce. • Attract and retain employees.
Qualcomm’s health plans encourage prevention and provide protection against catastrophic health care costs. We offer health savings account funding to encourage appropriate utilization and tax-efficient savings. Our health plans are offered consistently to executive and non-executive employees.

401(k) Plan	• Provide a tax-efficient retirement savings opportunity. • Attract and retain employees.
The 401(k) Plan is a tax-qualified deferred compensation plan. We match employee contributions in cash using a tiered structure in order to encourage participation among all employees. If an employee contributes the maximum amount permitted under IRS rules, including the maximum catch-up contribution for employees age 50 or older, the Company’s match would be $6,275 for 2021.

Employee Stock Purchase Plan (ESPP)	• Encourage ownership of Qualcomm stock and align employee and stockholder interests. • Attract and retain employees.
The ESPP is a tax-qualified plan available to all U.S.-based employees. Purchases through payroll deductions are limited to $12,500 in fair market value (FMV) of our common stock per six-month offering period (determined on the first day of each offering period). The purchase price is equal to 85% of the lower of: (1) the FMV on the first day of the offering period or (2) the FMV on the last day of the offering period.

Charitable Contribution Match	• Matching cash paid to the charitable organization. • Encourage and extend employees’ support of cultural, educational and community non-profit organizations.
We match 100% of employee contributions for employees, up to predefined maximum amounts, to qualified tax-exempt non-profit organizations, excluding organizations that further religious doctrine, exclusionary organizations and/or political non-profit organizations. The maximum annual amount we will match is based on the employee’s job level. We will match up to $125,000 for our CEO and our President (if not also our CEO) and up to $100,000 for our other executive officers.

Change in Control Severance
•
Provide severance payments and benefits upon a qualifying termination of employment following a change in control of the Company.

•
Provide transition income replacement that will allow the employee to not be distracted from business priorities.

•
Treat employees fairly following a change in control.

A cash severance package is provided based on job level and years of service, and unvested stock awards would vest. Employees would also receive outplacement support and U.S.-based employees would receive paid health care coverage through COBRA for the length of the severance period, not to exceed 18 months.
We believe that the benefits provided under our Executive Officer Change in Control (CIC) Severance Plan (CIC Severance Plan) are consistent with market practices. In addition, we do not provide for any “single trigger” payments. Our plans do not provide for any gross-ups for excise taxes imposed as a result of severance or other payments deemed made in connection with a change in control.

Executive Severance and Change in Control Benefits
Please see the “Potential Post-Employment Payments” section of this proxy statement for information regarding the Severance Plan, the CIC Severance Plan and treatment of equity upon various types of employment terminations.
2021 PROXY STATEMENT	45

EXECUTIVE COMPENSATION AND RELATED INFORMATION
PROCESS AND RATIONALE FOR EXECUTIVE COMPENSATION DECISIONS

The HR and Compensation Committee considers several factors in determining the compensation of our executive officers. The HR and Compensation Committee does not have a predefined framework for prioritizing or weighting these factors, and the emphasis placed on specific factors may vary among our executive officers. Ultimately, it is the HR and Compensation Committee’s judgment about these factors that forms the basis for determining our executive officers’ compensation.
Late in the fourth quarter of each fiscal year, the HR and Compensation Committee sets our executive officers’ salaries and ACIP targets for the next fiscal year and grants annual equity awards for the nearly completed fiscal year. Granting annual equity awards at the end of the fiscal year allows the HR and Compensation Committee to consider anticipated absolute and relative financial performance and TSR for that year. Granting annual equity awards after the annual meeting of stockholders, which takes place during the second quarter of our fiscal year, also allows the HR and Compensation Committee to consider feedback from stockholders through the annual Say-on-Pay advisory vote and from other stockholder engagement efforts.
In executive session without our CEO or other executive officers present, the HR and Compensation Committee approved the fiscal 2021 equity awards, the fiscal 2021 ACIP earned amounts and any adjustments to base salaries and ACIP targets for fiscal 2022. In making these decisions and determining the amounts and mix of executive compensation, the HR and Compensation Committee considered the following factors, among others:
•
Labor market conditions, competitive compensation for comparable positions and threats to our business due to retention-related risks;

•
Business performance, including operational management such as project milestones, process improvements and expense management;

•
Feedback from our stockholders received as part of our stockholder outreach program;

•
Feedback from our CEO regarding the performance of our business, his performance and his evaluation of and compensation recommendations for the other executive officers;

•
Feedback from our CEO, Chief Human Resources Officer and Chief Diversity Officer regarding progress on our human capital advancement initiatives in support our of 2025 diversity and inclusion goals;

•
The executive officers’ individual performance and contributions to financial and strategic objectives, including expertise, skills, tenure in position and potential to assume increased responsibilities;

•
Internal working and reporting relationships and teamwork among our executive officers (for example, using the same ACIP financial metrics and objectives for all executive officers promotes teamwork and collaboration and our executive officers’ contribution to Company-wide initiatives);

•
The HR and Compensation Committee’s intention for compensation to be internally fair and equitable relative to roles, responsibilities and relationships, in addition to being competitively reasonable;

•
Leadership actions that support our ethical standards, compliance culture and ESG initiatives; and

•
Developing and motivating employees (such as establishing processes for identifying and assessing high potential employees) and attracting and retaining employees (such as initiatives to increase the pipeline of women and URMs in leadership roles).

The HR and Compensation Committee engages independent advisors.
The HR and Compensation Committee has the authority to engage and terminate its independent compensation consultant and to obtain advice and assistance from external legal, accounting and other advisors. The HR and Compensation Committee engaged Pay Governance LLC (Pay Governance), an independent executive compensation consulting firm, to advise it on compensation matters during fiscal 2021. Pay Governance reports directly to the HR and Compensation Committee. The Company did not engage Pay Governance for any services during fiscal 2021. The HR and Compensation Committee’s engagement of Pay Governance did not raise any conflicts of interest. Pursuant to the engagement, Pay Governance:
•
Provided information, insights and advice regarding compensation philosophy, objectives and strategy;

•
Recommended peer group selection criteria and identified and recommended potential peer companies;

•
Provided analyses of competitive compensation practices for executive officers and non-employee directors;

•
Provided analyses of potential risks arising from executive and non-executive compensation programs;

•
Provided analyses of aggregate equity compensation spending and related dilution;

46	2021 PROXY STATEMENT

EXECUTIVE COMPENSATION AND RELATED INFORMATION
•
Reviewed and commented on recommendations regarding executive officer compensation amounts;

•
Advised the HR and Compensation Committee on specific issues as they arose; and

•
Kept the HR and Compensation Committee informed of executive compensation trends and regulatory and governance considerations related to executive compensation.

The HR and Compensation Committee also sought and received advice from our outside legal counsel, DLA Piper LLP. Our Human Resources department supported the HR and Compensation Committee in its work, collaborated with Pay Governance and DLA Piper, conducted additional analyses and managed our compensation and benefit programs.
The HR and Compensation Committee reviews peer group compensation practices.
The HR and Compensation Committee identified peer companies to use for competitive analyses, considering recommendations made by Pay Governance and input received from stockholders. The peer companies were identified based on the following characteristics:
•
Technology, telecommunications and media companies (excluding those that are primarily content producers) based on Global Industry Classification Standard codes.

•
Companies of comparable size, with both market capitalization and revenues generally between 0.25x to 4.0x Qualcomm’s market capitalization and revenues.

•
The HR and Compensation Committee used market capitalization as a quantitative criterion because:

•
Market capitalization, a key component of which is stock price, is the key driver of equity compensation grant value, and equity compensation grant value is the single largest component of executive compensation among technology companies with large market capitalizations;

•
Market capitalization is directly related to stockholder benefit; and

•
A significant portion of our business is technology licensing, which is a high-margin business, and as such, Qualcomm typically has higher market capitalization and profit than companies with similar revenues.

•
The HR and Compensation Committee also included revenues as a quantitative criterion because revenues are commonly used as a selection criterion by our peer companies, third-party compensation survey providers and proxy advisory firms.

Pay Governance provides analyses of peer company competitive practices. The HR and Compensation Committee considers these peer company competitive practices, along with the other factors described in this section, when determining the salaries, ACIP targets and equity awards for our CEO and other executive officers.
Figure 12 identifies the peer companies that the HR and Compensation Committee approved in May 2021 for purposes of determining our executive officers’ equity awards. The peer companies and Qualcomm are ranked, high-to-low, on revenues and market capitalization. As the HR and Compensation Committee made no changes to the peer companies from the prior year, these peer companies were also used in fiscal 2020 to determine our executive officers’ fiscal 2021 salary and bonus target amounts.
2021 PROXY STATEMENT	47

EXECUTIVE COMPENSATION AND RELATED INFORMATION
Figure 12: Qualcomm’s Relative Rankings Among Peer Companies as of April 30, 2021 (1)
Revenues
Company	$	Millions
Intel		$77,712
T-Mobile US		$77,043
HP Inc.		$57,667
Charter		$48,881
Cisco		$48,026
Accenture		$45,677
Oracle		$39,691
Qualcomm		$29,409
Netflix		$26,392
Broadcom		$24,685
Micron Technology		$23,503
Visa		$21,354
salesforce.com		$21,252
Applied Materials		$18,202
NVIDIA		$16,675
Texas Instruments		$15,421
Lam Research		$13,273
VMware		$11,767
AMD		$11,422
eBay		$11,165
NXP Semiconductors		$9,158
Intuit		$7,717
Analog Devices		$5,858
75th Percentile		$44,180
Median		$21,303
25th Percentile		$12,143
QCOM Percentile Rank		68%
Market Cap
Company	$	Millions
Visa		$498,135
NVIDIA		$373,667
Intel		$232,306
Netflix		$227,674
Oracle		$218,543
Cisco		$214,931
salesforce.com		$212,409
Broadcom		$186,268
Accenture		$184,319
Texas Instruments		$166,705
T-Mobile US		$164,741
Qualcomm		$156,566
Charter		$127,057
Applied Materials		$121,783
Intuit		$112,866
AMD		$99,170
Micron Technology		$96,520
Lam Research		$88,488
VMware		$67,387
Analog Devices		$56,500
NXP Semiconductors		$53,085
HP Inc.		$42,521
eBay		$38,008
75th Percentile		$214,300
Median		$145,899
25th Percentile		$90,496
QCOM Percentile Rank		51%

(1)
Data above is from Standard & Poor’s Capital IQ. Revenue data is based on the last 12 months of results using financial filings through April 30, 2021. Market capitalization data is based on the 12-month average as of April 30, 2021.

48	2021 PROXY STATEMENT

EXECUTIVE COMPENSATION AND RELATED INFORMATION
COMPENSATION PROGRAM BEST PRACTICES

Our compensation program is market-based and supports our business strategy. We avoid problematic pay practices and have implemented compensation plans that reinforce a performance-based company culture.
What We Do

A significant portion of our executive officers’ compensation varies with the Company’s performance. For fiscal 2021, 61% of our CEO’s target total direct compensation and 59% of our other NEOs’ aggregate target total direct compensation was based on Company performance.

We have a balanced approach to our incentive compensation programs with differentiated measures and time periods. Our fiscal 2021 ACIP is based on Adjusted Revenue performance, Adjusted Operating Income performance, and Human Capital Advancements. PSUs are based on three-year RTSR and Adjusted EPS performance and have a three-year cliff vest. RSUs vest annually over three years.

We have limits on the amounts of variable compensation that may be earned. Earned amounts under our ACIP are limited to 2x target amounts, and earned PSUs are limited to 2x target shares for RTSR PSUs and EPS PSUs. We further limit earned RTSR PSUs to no more than the target shares if absolute TSR is negative over the three-year performance period regardless of the level of RTSR.

We have an incentive compensation repayment (“clawback”) policy that is applicable to cash and equity incentive compensation. We require executive officers to repay to us earned amounts under our ACIP and PSUs (beginning with PSUs granted in September 2020) if required by our clawback policy, applicable regulations or stock exchange rules.

We have robust stock ownership guidelines. Our CEO is required to own 10x his salary and our other executive officers are required to own 2x their respective salaries in our common stock. As of December 7, 2021, all of our NEOs met their stock ownership guidelines except for Ms. Ace, who is not required to meet her stock ownership guideline until March 2025. Additional information regarding stock ownership of management is contained in the “Stock Ownership of Certain Beneficial Owners and Management” section on page 30.

We manage potential compensation-related risks to the Company. We perform annual risk assessments for our executive compensation program, as well as incentive arrangements below the executive level. This review is supported by Pay Governance, the HR and Compensation Committee’s independent compensation consultant.

Our 2016 LTIP and CIC Severance Plan include a “double-trigger” provision for vesting of equity in connection with a change in control. In the event of a change in control where the acquiror assumes our outstanding unvested equity awards, the vesting of an executive officer’s awards would accelerate only if the executive officer was involuntarily terminated other than for cause or the executive officer voluntarily resigned for good reason during a specified period after the change in control. If the awards are not assumed, the awards will vest in accordance with the terms of the 2016 LTIP.

We engage independent advisors. The HR and Compensation Committee obtains advice and assistance from external legal, accounting and other advisors. Its independent compensation consultant, Pay Governance, provides information and advice regarding compensation philosophy, objectives and strategy, including trends and regulatory and governance considerations related to executive compensation.

What We Don’t Do

Our executive officers are restricted in certain stock trading activities. Our insider trading policy, as applicable to executive officers, including NEOs, and directors, prohibits the pledging of our common stock, hedging transactions and trading in put and call options and other types of equity derivatives.
Our executive officers do not have employment contracts. All of our executive officers are employed “at will.” This permits termination of employment with or without cause.

Our executive officers do not receive unique tax gross-ups. We do not provide tax gross-ups for executive officers’ benefits unless they are provided under a policy generally applicable to all U.S.-based employees, such as relocation.

Our executive officers are not covered by “single-trigger” change-in-control provisions. We do not have severance arrangements that trigger solely by virtue of a change in control (i.e., no “single-trigger” payments) or excise tax gross-ups for change-in-control payments.

2021 PROXY STATEMENT	49

HR AND COMPENSATION COMMITTEE REPORT
The HR and Compensation Committee reviewed and discussed the CD&A with management. Based on this review and discussion, the HR and Compensation Committee recommended to the Board that the CD&A be included in this proxy statement.
HR AND COMPENSATION COMMITTEE
Irene B. Rosenfeld, Chair
Gregory N. Johnson
Harish Manwani
Kornelis (Neil) Smit
COMPENSATION RISK MANAGEMENT
One element of the HR and Compensation Committee’s engagement of Pay Governance was to collaborate with Qualcomm’s Human Resources staff to assess potential risks that may arise from our compensation programs. Based on this assessment, the HR and Compensation Committee concluded that our policies and practices do not encourage excessive or unnecessary risk taking that would be reasonably likely to have a material adverse effect on Qualcomm. The assessment included executive and non-executive programs and focused on the variable components of cash and equity awards. Our compensation programs are designed and administered by our corporate compensation and benefits staff within Human Resources and are substantially identical among business units, corporate functions and global locations (with modifications to comply with local regulations as appropriate). The risk-mitigating factors considered in this assessment included:
•
The alignment of pay philosophy, peer group companies and compensation levels relative to competitive practices to support our business objectives.

•
Balance of cash and equity, short- and long-term performance periods, limits on performance-based award schedules, Company financial metrics with consideration of individual performance factors and HR and Compensation Committee discretion.

•
Ownership guidelines, clawbacks, insider-trading prohibitions, an equity grant approval authorization policy and independent HR and Compensation Committee oversight to effectively mitigate compensation-related risk.

50	2021 PROXY STATEMENT

COMPENSATION TABLES AND NARRATIVE DISCLOSURES
The following tables, narratives and footnotes describe the total compensation and benefits awarded to, earned by or paid to our NEOs during fiscal 2021.
SUMMARY COMPENSATION TABLE

The following table shows information regarding compensation of each NEO for fiscal 2021, 2020 and 2019, except in the case of Ms. Ace, who was not an NEO in fiscal 2020 or 2019. See the “Compensation Discussion and Analysis” section for detailed information regarding our fiscal 2021 executive compensation program.
Fiscal 2021 Summary Compensation Table (1)
Name and Principal Position	Year	Salary ($) (2)	Bonus ($) (3)	Stock Awards ($) (4)	Non-Equity Incentive Plan Compensation ($) (5)	All Other Compensation ($) (6)	Total ($)
Cristiano R. Amon President & Chief Executive Officer	2021	1,032,902	—	16,000,168	3,092,000	513,854	20,638,924
	2020	1,000,022	—	10,000,248	3,500,000	109,881	14,610,151
	2019	1,111,577	—	12,200,138	—	113,190	13,424,905
Akash Palkhiwala Chief Financial Officer	2021	750,214	250,000	4,800,193	1,118,000	104,059	7,022,466
	2020	928,654	250,000	5,150,312	1,500,000	199,190	8,028,156
	2019	540,607	250,000	3,837,614	291,200	42,998	4,962,419
James H. Thompson Chief Technology Officer	2021	900,058	—	9,000,184	2,012,000	262,270	12,174,512
	2020	900,058	—	9,000,073	2,700,000	163,847	12,763,978
	2019	837,361	—	10,700,192	—	182,136	11,719,689
Alexander H. Rogers President, Qualcomm Technology Licensing & Global Affairs	2021	800,010	—	5,000,207	1,669,000	176,456	7,645,673
	2020	800,010	—	5,000,302	2,240,000	86,580	8,126,892
	2019	737,242	—	6,400,165	—	76,755	7,214,162
Heather Ace Chief Human Resources Officer	2021	575,016	1,500,000	2,750,164	857,000	20,027	5,702,207
	2020	—	—	—	—	—	—
	2019	—	—	—	—	—	—
Steve Mollenkopf Special Advisor (Former Chief Executive Officer)	2021	1,064,590	—	—	3,816,000	2,499,963	7,380,553
	2020	1,528,659	—	18,000,269	6,140,000	261,761	25,930,689
	2019	1,198,709	—	21,600,213	—	266,130	23,065,052

(1)
We do not offer a pension plan or other defined benefit retirement plan to our executive officers. We do not provide above-market or preferential earnings on deferred compensation, nor do we provide dividends on our common stock in our Non-Qualified Deferred Compensation (NQDC) Plan at a rate higher than dividends on our common stock. Further, we did not award any stock options to any of our NEOs in any of the periods set forth in this table. Accordingly, the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” and the “Option Awards” columns have been omitted from the Fiscal 2021 Summary Compensation Table.

(2)
The amounts in this column also include portions of our NEOs’ salaries that they may have deferred pursuant to the NQDC Plan. See “Fiscal 2021 Nonqualified Deferred Compensation” table.

(3)
In May 2018, Mr. Palkhiwala was awarded a retention bonus of  $750,000, payable in three equal annual installments of  $250,000 (subject to his continued employment with the Company, unless his employment is terminated due to a reduction in force). As part of her new hire offer letter, Ms. Ace was awarded a special cash award of  $1,500,000 that was paid in March 2021 (subject to pro rata repayment if she voluntarily terminates employment within 12 months of the payment without good reason as defined in our Executive Officer Severance Plan).

(4)
Stock awards granted to NEOs include annual awards, a special one-time stock award in 2019, and may include special awards for new hires, promotions and/or retention. The amounts in this column represent the grant date fair values of equity awards granted during the applicable fiscal year. The grant date fair values of common stock, RSUs, ROIC PSUs and EPS PSUs were determined based on the closing price of the Company’s common stock on the date of grant. The grant date fair values of RTSR PSUs were determined based on a Monte Carlo simulation (which probability weights multiple potential outcomes). The amounts may not be indicative of the realized value of the awards when they vest. See the “Compensation Discussion and Analysis” section and the “Fiscal 2021 Grants of Plan-Based Awards” table for details on the stock awards granted to our NEOs during fiscal 2021. If we assume that the highest level of performance conditions will be achieved with respect to the PSUs (and thus the maximum number of shares will be issued under the PSUs), using the fair value of our common stock on the grant date for such shares, the fiscal 2021 stock awards would be as follows: $25,600,241 for Mr. Amon; $7,680,384 for Mr. Palkhiwala; $14,400,333 for Dr. Thompson; $8,000,334 for Mr. Rogers; and $4,400,257 for Ms. Ace.

(5)
The amounts in this column represent cash bonuses earned under our ACIP for performance during the applicable fiscal year, except the 2019 amount for Mr. Palkhiwala represents a cash bonus earned under the Company’s non-executive cash incentive program and paid in December 2019. None of our other NEOs received cash bonuses for fiscal 2019. The amounts in this column also include portions of our NEOs’ bonuses that they may have deferred pursuant to the NQDC Plan. See the “Fiscal 2021 Nonqualified Deferred Compensation” table.

(6)
See the “Fiscal 2021 All Other Compensation” table for an itemized account of all other compensation reported in this column for fiscal 2021.

2021 PROXY STATEMENT	51

COMPENSATION TABLES AND NARRATIVE DISCLOSURES
ALL OTHER COMPENSATION

We provide our NEOs with other compensation that is reasonable and consistent with our executive compensation program and supports our efforts to attract and retain executive-level employees. The cost of these benefits is disclosed in the “Fiscal 2021 Summary Compensation Table” and are itemized in the “Fiscal 2021 All Other Compensation” table below.
Fiscal 2021 All Other Compensation
Name	Perquisites and Other Personal Benefits ($) (1)	Nonqualified Deferred Compensation Plan ($) (2)	Charitable Match ($) (3)(4)	401k Match ($) (5)	Life Insurance Premiums ($) (6)	All Other Compensation Total ($)
Cristiano R. Amon	194,958	181,539	125,000	5,625	6,732	513,854
Akash Palkhiwala	—	91,163	2,500	5,625	4,771	104,059
James H. Thompson	—	145,387	100,000	5,625	11,258	262,270
Alexander H. Rogers	10,764	122,831	20,000	6,275	16,586	176,456
Heather Ace	—	14,154	—	—	5,873	20,027
Steve Mollenkopf	2,225,093	153,500	110,000	5,625	5,745	2,499,963

(1)
Perquisites and other personal benefits for an NEO are excluded if the total value of all of such perquisites and personal benefits is less than $10,000. If the total value of all perquisites and personal benefits for an NEO is $10,000 or more, then each perquisite or personal benefit, regardless of its amount, is identified by type. Each perquisite or personal benefit that exceeds the greater of  $25,000 or 10% of the total amount of perquisites and personal benefits for that NEO is identified by type and quantified.

Under certain circumstances, our executive officers may utilize our corporate aircraft for personal use. In those instances, the value of the benefit is based on the aggregate incremental cost to the Company. Incremental cost is calculated based on the variable costs to the Company, including fuel costs, mileage, certain maintenance costs, universal weather-monitoring costs, on-board catering, landing/ramp fees and certain other miscellaneous costs. Fixed costs that do not change based on usage, such as pilot salaries, are excluded. Expenses related to the personal use of our corporate aircraft increased significantly from prior years due to the Company policy of restricting executive travel on commercial flights due to the COVID-19 pandemic.
The amounts in this column include: Mr. Amon — $155,735 for the personal use of our corporate aircraft, $38,000 for security for personal travel, and the remainder for insurance premiums; Mr. Mollenkopf — $123,870 for the personal use of our corporate aircraft, $100,000 for the payment of legal fees on behalf of Mr. Mollenkopf in connection with his Special Advisor Employment Agreement, $2,000,000 for contributions to charitable organizations made on behalf of Mr. Mollenkopf in honor of his retirement as CEO, and the remainder for insurance premiums; Mr. Rogers — for financial planning and insurance premiums.
(2)
The amounts in this column represent the cash match of our NEOs’ contributions to the NQDC Plan made in fiscal 2021. See the Nonqualified Deferred Compensation discussion for a description of the NQDC Plan and the Company match program thereunder.

(3)
We match 100% of an employee’s contributions, in cash, up to predetermined maximum amounts, to encourage and extend employees’ support of qualified tax-exempt non-profit organizations, excluding organizations that further religious doctrine, exclusionary organizations or political organizations. The amounts in this column represent our matching contributions for NEO contributions to cultural, education and community non-profit organizations. We will match up to $125,000 for our CEO (and for our President if not also our CEO) and up to $100,000 for our other executive officers.

(4)
The amounts in this column include matching contributions made by the Company in fiscal 2021 for charitable contributions made by the NEO in fiscal 2020 as follows: $2,500 for Mr. Palkhiwala.

(5)
Our 401(k) plan is a voluntary, tax-qualified deferred compensation plan available to all U.S. employees. We match employee contributions in cash, up to certain limits, using a tiered structure in order to encourage participation among our U.S.-based employees. This program provides a tax-efficient retirement savings opportunity. The amounts in this column represent the Company’s match of our NEO’s contributions to the 401(k) plan.

(6)
We provide our executive officers additional life insurance above the amounts provided to other employees (executive life insurance). The additional coverage is $1 million for our CEO and $750,000 for our other executive officers. The amounts in this column represent the premiums paid for such executive life insurance, as well as premiums paid for group term life insurance coverage greater than $50,000.

52	2021 PROXY STATEMENT

COMPENSATION TABLES AND NARRATIVE DISCLOSURES
GRANTS OF PLAN-BASED AWARDS

The following table shows information regarding the incentive awards granted to our NEOs in 2021. See the “Compensation Discussion and Analysis” section for detailed information regarding our ACIP and equity award programs, and the awards set forth in the table below.
Fiscal 2021 Grants of Plan-Based Awards (1)(2)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All other Stock Awards: Number of shares of stock or units (#)	Grant Date Fair Value of Stock Awards ($) (3)
Name	Type of Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Cristiano R. Amon	ACIP		23,000	2,300,000	4,600,000
	RTSR PSUs	09/23/21				8,228	32,911	65,822		4,800,069
	EPS PSUs	09/23/21				11,829	35,845	71,690		4,800,004
	RSUs	09/23/21							47,794	6,400,095
Akash Palkhiwala	ACIP		7,500	750,000	1,500,000
	RTSR PSUs	09/23/21				2,469	9,874	19,748		1,440,123
	EPS PSUs	09/23/21				3,549	10,754	21,508		1,440,068
	RSUs	09/23/21							14,338	1,920,002
James H. Thompson	ACIP		13,500	1,350,000	2,700,000
	RTSR PSUs	09/23/21				4,628	18,513	37,026		2,700,121
	EPS PSUs	09/23/21				6,654	20,163	40,326		2,700,027
	RSUs	09/23/21							26,884	3,600,036
Alexander H. Rogers	ACIP		11,200	1,120,000	2,240,000
	RTSR PSUs	09/23/21				2,571	10,285	20,570		1,500,067
	EPS PSUs	09/23/21				3,697	11,202	22,404		1,500,060
	RSUs	09/23/21							14,936	2,000,080
Heather Ace	ACIP		5,750	575,000	1,150,000
	RTSR PSUs	09/23/21				1,414	5,657	11,314		825,073
	EPS PSUs	09/23/21				2,033	6,161	12,322		825,020
	RSUs	09/23/21							8,215	1,100,071
Steve Mollenkopf	ACIP		32,900	3,290,000	6,580,000

(1)
All equity awards were approved on the grant dates.

(2)
We did not award any stock options to any NEOs in fiscal 2021. Accordingly, the “All Other Option Awards” and “Exercise or Base Price of Option Awards” columns have been omitted from this table.

(3)
The amounts in this column for RSUs and EPS PSUs represent the grant date fair values based on the closing price of the Company’s common stock on the date of grant. The amounts for RTSR PSUs represent the grant date fair value of the Company’s common stock as determined using a Monte Carlo simulation (which probability weights multiple potential outcomes).

2021 PROXY STATEMENT	53

COMPENSATION TABLES AND NARRATIVE DISCLOSURES
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The “Outstanding Equity Awards at Fiscal Year End” table below provides information on the current holdings of equity awards by our NEOs. The market value of equity awards reported is based on the closing price of the Company’s common stock on September 24, 2021, the last trading day of fiscal 2021. All stock options awarded to our NEOs were nonqualified stock options.
Outstanding Equity Awards at Fiscal Year End (1)
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Cristiano R. Amon	09/20/18					17,928 (5)	2,400,201
	09/20/18					63,137 (6)	8,452,782
	09/20/18					40,617 (6)	5,437,804
	09/20/19					42,109 (7)	5,637,553
	09/20/19							74,147 (15)	9,926,800
	09/20/19							61,109 (15)	8,181,273
	09/23/20					36,886 (8)	4,938,298
	09/23/20							55,330 (16)	7,407,580
	09/23/20							22,734 (17)	3,043,628
	09/23/21					47,794 (9)	6,398,661
	09/23/21							11,829 (18)	1,583,667
	09/23/21							8,228 (18)	1,101,565
Total		—	—			248,471	33,265,299	233,377	31,244,513
Akash Palkhiwala	10/31/18					2,384 (10)	319,170
	08/23/19					14,391 (11)	1,926,667
	10/30/19					5,801 (12)	776,638
	09/23/20					15,676 (8)	2,098,703
	09/23/20							23,516 (16)	3,148,322
	09/23/20							9,663 (17)	1,293,682
	09/23/21					14,338 (9)	1,919,571
	09/23/21							3,549 (18)	475,140
	09/23/21							2,469 (18)	330,550
Total		—	—			52,590	7,040,749	39,197	5,247,694
James H. Thompson	09/20/18					15,687 (5)	2,100,176
	09/20/18					55,246 (6)	7,396,334
	09/20/18					35,540 (6)	4,758,095
	09/20/19					37,899 (7)	5,073,918
	09/20/19							66,733 (15)	8,934,214
	09/20/19							54,999 (15)	7,363,266
	09/23/20					33,197 (8)	4,444,414
	09/23/20							49,795 (16)	6,666,555
	09/23/20							20,460 (17)	2,739,185
	09/23/21					26,884 (9)	3,599,230
	09/23/21							6,654 (18)	890,838
	09/23/21							4,628 (18)	619,597
Total		—	—			204,453	27,372,167	203,269	27,213,655
Alexander H. Rogers	09/20/18					8,964 (5)	1,200,100
	09/20/18					31,570 (6)	4,226,592
	09/20/18					20,309 (6)	2,718,969
	09/20/19					21,055 (7)	2,818,843
	09/20/19							37,074 (15)	4,963,467
	09/20/19							30,556 (15)	4,090,837
	09/23/20					18,444 (8)	2,469,283
	09/23/20							27,666 (16)	3,703,924
	09/23/20							11,368 (17)	1,521,948
	09/23/21					14,936 (9)	1,999,632
	09/23/21							3,697 (18)	494,954
	09/23/21							2,571 (18)	344,205
Total		—	—			115,278	15,433,419	112,932	15,119,335
Heather Ace	03/23/20					13,933 (13)	1,865,350
	09/23/20							13,695 (16)	1,833,487
	09/23/20							5,627 (17)	753,343
	09/23/21					8,215 (9)	1,099,824
	09/23/21							2,033 (18)	272,178
	09/23/21							1,414 (18)	189,306
Total		—	—			22,148	2,965,174	22,769	3,048,314
Steve Mollenkopf	09/20/18	330,931 (4)	165,466	74.60	9/19/2025
	09/20/18					146,149 (6)	19,566,428
	09/20/18					94,019 (6)	12,587,264
	09/20/19					68,660 (14)	9,192,201
	09/20/19							82,387 (15)	11,029,972
	09/20/19							67,900 (15)	9,090,452
	09/23/20					41,497 (8)	5,555,618
	09/23/20							124,490 (16)	16,666,721
	09/23/20							51,152 (17)	6,848,230
Total		330,931	165,466			350,325	46,901,511	325,929	43,635,375
54	2021 PROXY STATEMENT

COMPENSATION TABLES AND NARRATIVE DISCLOSURES
Footnotes to Outstanding Awards Table
(1)	Our NEOs did not hold any unexercised, unearned stock options at September 26, 2021. Therefore, the “Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options” column has been omitted from this table.
(2)
Amounts in this column represent outstanding RSUs, as well as PSUs whose measurement periods were completed as of the end of fiscal 2021. Amounts include dividend equivalent shares that had not vested at the end of fiscal 2021 as follows: 12,772 shares for Mr. Amon; 1,562 shares for Mr. Palkhiwala; 11,244 shares for Dr. Thompson; 6,387 shares for Mr. Rogers; 445 shares for Ms. Ace and 23,924 shares for Mr. Mollenkopf.

(3)
Amounts in this column represent outstanding PSUs whose measurement periods were not completed as of the end of fiscal 2021. Amounts include dividend equivalent shares that had not vested at the end of fiscal 2021 as follows: 7,891 shares for Mr. Amon; 638 shares for Mr. Palkhiwala; 7,102 shares for Dr. Thompson; 3,947 shares for Mr. Rogers; 371 shares for Ms. Ace and 10,479 shares for Mr. Mollenkopf.

	Type of Grant	Grant Date	Vesting Rate	Vesting Dates	Conditions
(4)	Performance Stock Options	9/20/2018	33-1/3% per year	10/1/2019 10/1/2020 10/1/2021	As of 9/26/21, the measurement period was complete. Continued employment through vesting dates required.
(5)	Restricted Stock Units	9/20/2018	33-1/3% per year	10/1/2019 10/1/2020 10/1/2021	Continued employment through vesting dates required.
(6)	Performance Stock Units	9/20/2018	100% cliff vesting	10/1/2021
As of 9/26/21, the measurement period was complete. Based on performance as of that date, the number of shares shown are the actual number of shares earned under this award. Continued employment through vesting date required.

(7)	Restricted Stock Units	9/20/2019	33-1/3% per year	10/1/2020 10/1/2021 10/1/2022	Continued employment through vesting dates required.
(8)	Restricted Stock Units	9/23/2020	33-1/3% per year	10/1/2021 10/1/2022 10/1/2023	Continued employment through vesting dates required.
(9)	Restricted Stock Units	9/23/2021	33-1/3% per year	10/1/2022 10/1/2023 10/1/2024	Continued employment through vesting dates required.
(10)	Restricted Stock Units	10/31/2018	33-1/3% vested on first anniversary; balance vests semi-annually in equal installments.	11/20/2019 5/20/2020 11/20/2020 5/20/2021 11/20/2021	Continued employment through vesting dates required.
(11)	Restricted Stock Units	8/23/2019	33-1/3% per year	8/23/2020 8/23/2021 8/23/2022	Continued employment through vesting dates required.
(12)	Restricted Stock Units	10/30/2019	33-1/3% vested on first anniversary; balance vests semi-annually in equal installments.	11/20/2020 5/20/2021 11/20/2021 5/20/2022 11/20/2022	Continued employment through vesting dates required.
(13)	Restricted Stock Units	3/23/2020	33-1/3% per year	5/20/2021 5/20/2022 5/20/2023	Continued employment through vesting dates required.
(14)	Restricted Stock Units	9/20/2019	58-1/3% on 10/1/2020 25% on 10/1/2021 16-2/3% on 10/1/2022	10/1/2020 10/1/2021 10/1/2022	Continued employment through vesting dates required.
(15)	Performance Stock Units	9/20/2019	100% cliff vesting	10/1/2022
As of 9/26/21, the measurement period was incomplete. The number of shares shown is the maximum number of shares that may be earned under this award. Continued employment through vesting date required.

(16)	Performance Stock Units	9/23/2020	100% cliff vesting	10/1/2023
As of 9/26/21, the measurement period was incomplete. The number of shares shown is the maximum number of shares that may be earned under this award. Continued employment through vesting date required.

(17)	Performance Stock Units	9/23/2020	100% cliff vesting	10/1/2023	As of 9/26/21, the measurement period was incomplete. The number of shares shown is the target number of shares that may be earned under this award. Continued employment through vesting date required.
(18)	Performance Stock Units	9/23/2021	100% cliff vesting	10/1/2024
As of 9/26/21, the measurement period had not commenced. The number of shares shown is the threshold number of shares that may be earned under this award. Continued employment through vesting date required.

2021 PROXY STATEMENT	55

COMPENSATION TABLES AND NARRATIVE DISCLOSURES
OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2021

The “Option Exercises and Stock Vested During Fiscal 2021” table below provides information on stock options exercised by our NEOs and NEO stock awards that vested during fiscal 2021.
Option Exercises and Stock Vested During Fiscal 2021(1)
	Stock Awards
Name	Number of Shares Acquired on Vesting (#) (2)	Value Realized on Vesting ($) (3)
Cristiano R. Amon	222,342	33,138,243
Akash Palkhiwala	31,961	4,519,166
James H. Thompson	189,150	28,284,451
Alexander H. Rogers	119,233	17,913,530
Heather Ace	6,896	914,733
Steve Mollenkopf	416,574	62,068,982

(1)
Our NEOs did not exercise any stock options in fiscal 2021. Accordingly, the “Option Awards” columns have been omitted from this table.

(2)
Amounts include dividend equivalents on vested shares, and shares withheld for the payment of taxes.

(3)
Amounts represent the value of shares released upon vesting based on the fair market value of our common stock on the vest date.

NONQUALIFIED DEFERRED COMPENSATION

The “Fiscal 2021 Nonqualified Deferred Compensation” table below provides information on the nonqualified deferred compensation of our NEOs.
Under the NQDC Plan, we match a portion of participants’ contributions to the NQDC Plan with cash. We match 25% of a participant’s deferrals under the NQDC Plan, up to 4% of the aggregate of a participant’s base salary plus ACIP amounts. We match a participant’s contributions for a calendar year annually, but only if the participant is actively employed on the first day of the next calendar year or is terminated without cause during the calendar year and had satisfied the vesting eligibility requirement. All matching amounts vest in full upon the participant’s death, disability, involuntary termination of employment without Cause or voluntary termination of employment for Good Reason (as defined in the Non-Qualified Deferred Compensation Plan, and in both cases within 24 months after a change in control of the Company) or completion of two continuous years of service with the Company commencing with the participant’s date of hire. Participants may defer up to 60% of their annual salary and 85% of their ACIP earnings during a plan year.
Fiscal 2021 Nonqualified Deferred Compensation
Name	Executive Contributions in Last Fiscal Year ($) (1)	Registrant Contributions in Last Fiscal Year ($) (2)	Aggregate Earnings in Last Fiscal Year ($) (3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($) (4)
Cristiano R. Amon	725,264	181,539	779,538	—	4,162,632
Akash Palkhiwala	1,719,837	91,163	1,003,453	—	4,527,031
James H. Thompson	1,980,023	145,387	3,647,463	—	18,051,124
Alexander H. Rogers	2,104,002	122,831	647,621	—	4,853,338
Heather Ace	92,003	14,154	20,902	—	158,828
Steve Mollenkopf	614,000	153,500	193,595	—	4,786,157

(1)
The amounts in this column are also reported in the Fiscal 2021 Summary Compensation Table, with some of the amounts included in the “Salary” column for fiscal 2021 and some of the amounts included in the “Non-Equity Incentive Plan Compensation” column for fiscal 2020 (as any portion of an NEOs’ 2020 ACIP award contributed to the NQDC Plan could not be contributed until fiscal 2021, and any portion of an NEOs’ 2021 ACIP award contributed to the NQDC Plan could not be contributed until fiscal 2022).

(2)
The amounts in this column represent the cash match made by the Company in fiscal 2021. All amounts in this column are also reported in the Fiscal 2021 Summary Compensation Table under “All Other Compensation.”

(3)
The amounts in this column are not included in the Fiscal 2021 Summary Compensation Table.

(4)
This column includes all amounts in the NQDC Plan for our NEOs. The following amounts were reported as compensation to our NEOs in our summary compensation tables for previous years: Mr. Amon — $1,740,420; Mr. Palkhiwala — $933,992; Dr. Thompson — $1,584,801; Mr. Rogers — $561,299; and Mr. Mollenkopf — $2,277,888.

56	2021 PROXY STATEMENT

COMPENSATION TABLES AND NARRATIVE DISCLOSURES
POTENTIAL POST-EMPLOYMENT PAYMENTS

Executive Severance and Change in Control (CIC) Benefits
Executive Officer Severance Plan. The HR and Compensation Committee recognizes that the possibility of the termination of an executive officer’s employment, and the uncertainty it creates, may result in the loss or distraction of the executive officer, and present challenges in recruiting potential executive officers, all to the detriment of the Company and its stockholders. The Committee considers the avoidance of such loss, distraction and challenges to be essential to protecting and enhancing the best interests of the Company and its stockholders. To help ensure that the Company has the continued attention and dedication of these executive officers and the availability of their continued service, to facilitate the Company’s recruiting efforts and to provide severance benefits upon a qualifying termination that are consistent with the Company’s peers, in September 2018, the HR and Compensation Committee adopted the Executive Officer Severance Plan (Severance Plan). The Severance Plan covers our CEO and other executive officers in circumstances not covered by the Executive Officer Change in Control Severance Plan (CIC Severance Plan) described below.
Pursuant to the Severance Plan, if a participant’s employment is terminated by the Company without Cause or by the participant for Good Reason (in each case, as defined in the Severance Plan) prior to a change in control or otherwise as not covered in the CIC Severance Plan, then the participant will receive, subject to the participant’s execution and compliance with a separation agreement containing a release and non-disparagement agreement and an Invention Disclosure, Confidentiality and Propriety Rights Agreement:
•
(i) a severance payment of one and a half times the participant’s annual base salary and target bonus (except the multiplier is two in the case of our CEO); (ii) a pro rata target bonus for the year in which the termination occurs; and (iii) continued payment for the cost of the participant’s premiums for health continuation coverage under Section 4980B of the Internal Revenue Code (COBRA) for a period equal to the number of months of severance pay but no longer than the end of the COBRA period (collectively, Severance Payment); and

•
additional vesting of RSUs equal to (i) the number of RSUs under the award multiplied by a fraction, the numerator of which is the number of months from the date of grant through the first anniversary of the date of termination (or the final vesting date of the award, if earlier) and the denominator of which is the full number of months from the date of grant until the final vesting date, minus (ii) the number of RSUs (if any) that have vested prior to the date of termination; and pro rata vesting of PSUs based on actual performance through the end of the year in which the termination occurs.

CIC Severance Plan. The Company maintains the CIC Severance Plan for executive officers (including our CEO). The CIC Severance Plan, which was adopted by the HR and Compensation Committee in May 2018, supports the Company’s compensation philosophy of attracting and retaining top executive talent and was adopted for the same reasons as articulated under the description of the Severance Plan above. In addition to the type of severance that is provided under the Severance Plan, the CIC Severance Plan provides for additional equity acceleration, as further described below, as a means of focusing executive officers on stockholder interests when considering strategic alternatives.
The CIC Severance Plan is intended to provide change in control severance coverage to the Company’s executive officers who are not covered participants in the Company’s Non-Executive Officer Change in Control Severance Plan that was adopted by the Board in December 2017.
Pursuant to the CIC Severance Plan, if a participant’s employment is terminated by the Company without Cause or by the participant for Good Reason (in each case, as defined in the CIC Severance Plan) after a “change in control” (as defined in the 2016 LTIP), the participant will receive, subject to the participant’s execution and compliance with a separation agreement containing a release, the Severance Payment.
The CIC Severance Plan provides that following a change in control, outstanding PSUs will vest in full upon a qualifying termination of employment. In addition, upon such a termination, the ROIC or EPS performance metric, as applicable, will be deemed achieved at target level and the TSR performance metric will be measured based on actual performance. Consistent with the CIC Severance Plan, our equity award agreements require a “double-trigger” event for an acceleration of vesting.
The CIC Severance Plan also provides that if a participant would be subject to the excise tax under Section 280G of the Internal Revenue Code, the payments will be reduced so that the participant is not subject to the tax, if such a reduction would place the participant in a better after-tax position than if the participant received the payments and paid the tax.
Figure 16 summarizes the general terms of our equity award plans and agreements and nonqualified deferred compensation plan regarding how unvested equity awards would be treated in various termination situations, in each case as of the last day of fiscal 2021. Any variations from the below are set forth in the CD&A.
2021 PROXY STATEMENT	57

COMPENSATION TABLES AND NARRATIVE DISCLOSURES
Figure 16: Treatment of Unvested Equity Awards in Certain Termination Situations
Termination Situation	Treatment of Unvested Restricted Stock Units (RSUs)	Treatment of Unvested Performance Stock Units (PSUs) and Vested and Unvested Performance Stock Options (PSOs)
Death	All unvested RSUs become fully vested.
All unvested PSUs and PSOs become fully vested, but the number of PSU shares issued is prorated based on a pre-established formula described in the applicable award agreement. All vested PSOs remain exercisable up to one year from the date of death or the expiration date of the grant, whichever is earlier.

Long-Term Disability	All unvested RSUs become fully vested.
All unvested PSUs and PSOs become fully vested, but the number of PSU shares issued is prorated based on a pre-established formula described in the applicable award agreement. All vested PSOs remain exercisable up to one year from the date of disability or the expiration date of the grant, whichever is earlier.

Involuntary termination without Cause or voluntary resignation for Good Reason
All unvested RSUs are prorated based on the number of months that have elapsed between the date of grant and the earlier of  (1) the first anniversary of the date of termination and (2) the final vesting date.

All unvested PSUs are prorated based on the number of months that have elapsed between the date of grant and the date of termination. PSUs shares are based on performance pursuant to the award agreement except that the performance period for this determination will be concluded on the last day of the fiscal year in which the date of termination occurred. All unvested PSOs are prorated based on the number of months that have elapsed between the date of grant and the earlier of  (1) the first anniversary of the date of termination and (2) the final vesting date. All vested PSOs may be exercised for up to six months from the date of termination or the expiration date of the grant, whichever is earlier.

Involuntary termination without Cause or voluntary resignation for Good Reason after a change in control
“Double-trigger:” If, within 24 months after a change in control, the recipient’s employment is involuntarily terminated for any reason other than for Cause or if the recipient voluntarily resigns for Good Reason (as defined in the award agreements), vesting of RSUs is accelerated in full.

“Double-trigger:” If, within 24 months after a change in control, the recipient’s employment is involuntarily terminated for any reason other than for Cause or if the recipient voluntarily resigns for Good Reason (as defined in the award agreements), vesting of PSUs and PSOs is accelerated in full. For PSUs, the TSR goal is measured at the time of the change in control, and the ROIC and EPS goals are assumed to be met at target. All vested PSOs may be exercised for up to six months from the date of termination or the expiration date of the grant, whichever is earlier.

58	2021 PROXY STATEMENT

COMPENSATION TABLES AND NARRATIVE DISCLOSURES
Termination Situation	Treatment of Unvested Restricted Stock Units (RSUs)	Treatment of Unvested Performance Stock Units (PSUs) and Vested and Unvested Performance Stock Options (PSOs)
Voluntary termination	All unvested RSUs are forfeited. Note: Retirement provision applies if retirement eligible at termination.
All unvested PSUs and PSOs are forfeited. All vested PSOs may be exercised for up to 30 days from the date of termination or the expiration date of the grant, whichever is earlier.
Note: Retirement provision applies if retirement eligible at termination.

Retirement (1)	RSUs will become fully vested and distributed according to the original vesting schedule.
All unvested PSUs and PSOs become fully vested, and the PSUs pay out at the end of the performance period based upon and subject to the achievement of the relevant performance targets. All vested PSOs may be exercised until the expiration date of the grant.

Change in control if awards are not assumed	All unvested RSUs become fully vested.
All unvested PSUs become fully vested. For PSUs the TSR goal is measured at the time of the change in control, and the ROIC and EPS goals are assumed to be met at target. All unvested PSOs become fully vested ten days prior to the date of the change in control. All vested PSOs may be exercised until the date of the change in control or the expiration date of the grant, whichever is earlier.

(1)
Retirement is the date on which a participant has attained the age of 55 years and has completed ten years of continuous service with the Company. For awards granted in September 2020, retirement is the earlier of the date on which a participant has attained the age of 55 years and has completed ten years of consecutive service with the Company or, on and after January 1, 2023, the date on which the sum of years of consecutive service and age equals 80. For awards granted in September 2021, retirement is the earlier of the date on which a participant has attained the age of 55 years and has completed ten years of consecutive service with the Company or, on and after January 1, 2023, the date on which the sum of all years of service and age equals 80.

2021 PROXY STATEMENT	59

COMPENSATION TABLES AND NARRATIVE DISCLOSURES
The information in the “Potential Payments Upon Termination or Change in Control” table below describes the compensation that would have been payable under various scenarios if the NEO’s employment had terminated on the last day of fiscal 2021 and the price per share of our common stock was the closing market price as of that date.
Potential Payments Upon Termination or Change In Control (1)
Name	Termination Scenario	Cash ($) (4)	COBRA Premiums ($) (5)	Performance Stock Units/ Performance Stock Options/ Restricted Stock Units ($) (6)(7)	Total ($)
Cristiano R. Amon	Death	—	—	47,642,131	47,642,131
	Long-Term Disability	—	—	47,642,131	47,642,131
	Involuntary Termination (2)	6,900,000	57,468	41,201,968	48,159,436
	Change in Control (3)	6,900,000	57,468	48,931,273	55,888,741
	Voluntary Termination	—	—	—	—
Akash Palkhiwala	Death	—	—	8,398,069	8,398,069
	Long-Term Disability	—	—	8,398,069	8,398,069
	Involuntary Termination (2)	2,250,000	47,560	6,141,120	8,438,680
	Change in Control (3)	2,250,000	47,560	9,908,603	12,206,163
	Voluntary Termination	—	—	—	—
James H. Thompson	Death	—	—	40,321,097	40,321,097
	Long-Term Disability	—	—	40,321,097	40,321,097
	Involuntary Termination (2)	3,375,000	39,597	35,969,595	39,384,192
	Change in Control (3)	3,375,000	39,597	41,577,109	44,991,706
	Voluntary Termination	—	—	—	—
	Retirement	—	—	49,476,642	49,476,642
Alexander H. Rogers	Death	—	—	22,622,105	22,622,105
	Long-Term Disability	—	—	22,622,105	22,622,105
	Involuntary Termination (2)	2,880,000	25,183	20,201,823	23,107,006
	Change in Control (3)	2,880,000	25,183	23,266,681	26,171,864
	Voluntary Termination	—	—	—	—
	Retirement	—	—	27,714,097	27,714,097
Heather Ace	Death	—	—	3,755,676	3,755,676
	Long-Term Disability	—	—	3,755,676	3,755,676
	Involuntary Termination (2)	1,725,000	39,597	2,450,614	4,215,211
	Change in Control (3)	1,725,000	39,597	4,635,416	6,400,013
	Voluntary Termination	—	—	—	—
Steve Mollenkopf	Death	—	—	75,857,362	75,857,362
	Long-Term Disability	—	—	75,857,362	75,857,362
	Involuntary Termination (2)	—	47,560	72,682,603	72,730,163
	Change in Control (3)	—	47,560	73,896,008	73,943,568
	Voluntary Termination	—	—	—	—

(1)
Company match under the NQDC Plan is fully vested upon the completion of two years of continuous service with the Company (or upon the participant’s death, disability, involuntary termination or change in control). Except for Ms. Ace, all of our NEOs fulfilled the continuous service requirement as of September 26, 2021, and all match amounts and/or shares credited to their accounts are vested. The potential payments in the above scenarios related to the NQDC Plan are equal to the Aggregate Balance column in the “Fiscal 2021 Nonqualified Deferred Compensation” table, and as a result, we did not include these amounts in this table. Notwithstanding the above, since Ms. Ace has not completed two years of continuous service with the Company she is not fully vested in the Company match under the NQDC Plan, and thus would not have received the Company match in the event of her voluntary termination as of the last day of fiscal 2021.

(2)
“Involuntary Termination” is any termination (i) by the Company other than for Cause, death or disability, or (ii) by the executive officer for Good Reason (in each case, as defined in the Severance Plan).

(3)
“Change in Control” includes any termination during the Change in Control Period (i) by the Company other than for Cause, death or disability, or (ii) by the executive officer for Good Reason (in each case, as defined in the CIC Severance Plan).

(4)
The amounts in this column represent a severance payment of one and a half times the executive officer’s annual base salary and target bonus (except that the multiplier is two in the case of our CEO).

(5)
The amounts in this column represent continued payment for the cost of the executive officer’s premiums for health continuation coverage under COBRA for a period equal to the number of months of severance pay but no longer than the end of the COBRA period.

(6)
For the performance stock units, performance stock options and restricted stock units change-in-control termination scenarios, we have assumed 100% acceleration of unvested shares. The amount for performance stock options is based on the intrinsic value of such unvested option that would have become exercisable on the last day of fiscal 2021 based on the fair market value of our common stock on such date.

(7)
Dr. Thompson and Mr. Rogers were the only NEOs who were retirement eligible under the applicable plan and award agreements as of September 26, 2021.

60	2021 PROXY STATEMENT

COMPENSATION TABLES AND NARRATIVE DISCLOSURES
CEO PAY RATIO

We are providing the following information regarding the relationship of the annual total compensation of our CEO compared to the annual total compensation of our median employee.
For fiscal 2021, our last completed fiscal year:
•
the annual total compensation of our CEO, calculated as described below, was $21,091,022;

•
the annual total compensation of our median employee was $98,200; and

•
the resulting ratio was 215 : 1.

Our pay ratio estimate has been calculated in a manner consistent with Item 402(u) of Regulation S-K using data and assumptions summarized below.
To identify our median employee, we first determined our employee population (excluding our CEO) as of the last day of our fiscal year, September 26, 2021 (the Determination Date). We had approximately 45,000 employees, representing all full-time, part-time and temporary workers as of the Determination Date. The number does not include any independent contractors or “leased” workers.
We then measured our employee population’s total direct compensation in fiscal 2021 for our consistently applied compensation measure based on information from our Human Resources management systems. This compensation measurement was calculated by totaling, for each employee, his or her annual base salary as of the Determination Date, target annual bonus in fiscal 2021 and the grant date fair value of annual equity awards granted in fiscal 2021. As permitted by applicable SEC rules, due to the original median employee having anomalous compensation characteristics that impact the pay ratio, we substituted another employee within a 1% variance of the median who has substantially similar compensation to the original median employee based on the total direct compensation measurement. Once we identified our median employee, we then determined the annual total compensation of this employee.
As previously discussed, we transitioned CEOs in fiscal 2021. To calculate the annual total compensation of our CEO for purposes of the CEO Pay Ratio, we looked to the CEO (Mr. Amon) serving in that position on the Determination Date, and annualized his compensation. Mr. Amon’s annualized compensation is largely the same as shown in the Summary Compensation Table, except for his base salary and ACIP award.
We believe the above is a reasonable estimate of the relationship between the pay of our CEO and the pay of our median employee.
2021 PROXY STATEMENT	61

DIRECTOR COMPENSATION
The HR and Compensation Committee reviews our non-employee director compensation program annually, including an analysis of director compensation practices at the same peer companies used for the HR and Compensation Committee’s evaluation of executive compensation. References in this “Director Compensation” section to “directors” shall mean only “non-employee directors.” The analysis, prepared by Pay Governance, includes prevalent practices for retainers, fees, equity-based compensation and stock ownership guidelines. Pay Governance also provides recommendations regarding potential changes to our director compensation program. The analysis conducted for fiscal 2021 affirmed that our director compensation program continued to be aligned with best practices as follows:
•
No fees are provided for Board meeting attendance.

•
Directors receive an annual award of deferred stock units (DSUs) that are defined under a fixed-value formula, are fully vested on the grant date, include a mandatory three-year holding period from the grant date and settle three years from the grant date regardless of continued Board service, or upon death, disability or a change in control. A director may elect to defer the distribution, and the taxable event, beyond the mandatory three-year holding period.

•
Directors are subject to meaningful stock ownership guidelines. As discussed under “Stock Ownership Guidelines” above, directors are required to hold shares of our common stock with a value equal to five times the annual retainer for Board service applicable to U.S. residents (which shares include shares subject to the DSUs described above). Directors are required to achieve this ownership level within five years of joining the Board. All of our directors have met this guideline. In addition to the preceding ownership guidelines, all directors are expected to own shares of our common stock within one year of joining the Board. All of our directors have met this guideline.

The following narratives, tables and footnotes describe the total compensation and benefits awarded to, earned by or paid to our directors during fiscal 2021.
Annual Retainer. Directors who are U.S. residents receive an annual retainer of  $100,000 paid in equal one-fourth installments following the end of each calendar quarter. Directors who are non-U.S. residents receive an annual retainer of  $120,000, in consideration of the increased travel time and the hardship of participating in meetings via teleconference during off-hours, also paid in equal one-fourth installments following the end of each calendar quarter. If available under the applicable tax code, directors may make an annual election to receive all, or a portion, of the annual retainer in cash and/or in DSUs. The number of DSUs received is based on the Fair Market Value (as defined in the 2016 LTIP) of our common stock on the last trading day of the last month of the calendar quarter. The DSUs vest immediately but are subject to a three-year holding period and generally settle three years from the grant date, unless the director elects to further defer their receipt.
Chair of the Board Retainer. The Chair of the Board (if an independent director) receives an additional annual retainer of $175,000.
Lead Independent Director Retainer. The Lead Independent Director, if such position is filled, receives an additional annual retainer of  $35,000.
Committee Chair Retainer. The Chairs of the Audit Committee and the HR and Compensation Committee receive additional annual retainers of  $40,000. The Chair of the Governance Committee receives an additional annual retainer of  $30,000. The Board may appoint special committees from time-to-time, and retainers, if any, for the chairs of such committees are determined by the HR and Compensation Committee in its discretion.
Committee Member Retainer. Committee members (other than committee chairs) receive an additional annual retainer of $15,000.
Meeting Fees. Meeting fees are not paid for the first ten committee meetings attended (in person or by telephone) by a committee member in a calendar year. Committee members receive $1,500 per committee meeting attended (in person or by telephone) after their tenth committee meeting attended (in person or by telephone). Directors do not receive a fee for attending Board meetings. Meeting fees, if any, for members of special committees are determined by the HR and Compensation Committee in its discretion.
Equity Compensation. The HR and Compensation Committee grants annual DSUs to directors with a grant date of the date of the Company’s annual meeting of stockholders, and the number of DSUs awarded is determined by dividing $200,000 by the Fair Market Value (as defined in the 2016 LTIP) of a share of our common stock on the grant date. Directors who join the Board between annual meetings of stockholders receive DSUs on a pro rata basis to reflect the partial year of service until the next annual meeting of stockholders. The DSUs are fully vested on the grant date, include a mandatory three-year holding period from the grant date, and settle three years from the grant date regardless of continued Board service, or upon death, disability or a change in control. If available under the applicable tax code, a director may elect to defer the distribution, and the taxable event, beyond the mandatory three-year holding period. The DSUs include dividend equivalent rights, which accrue in the form of additional shares of our common stock with vesting and distribution at the same time as the underlying DSUs.
62	2021 PROXY STATEMENT

DIRECTOR COMPENSATION
Nonqualified Deferred Compensation Earnings. Directors who are U.S. residents may defer any cash portion of their retainer and meeting fees under the NQDC Plan. Directors who contribute to the NQDC Plan are not eligible to receive the Company match or any interest that is above the market rate.
Charitable Gifts Matching Program. We will match 100%, up to $50,000 annually, of a director’s contribution to qualified, eligible IRS recognized non-profit organizations.
Perquisites and Other Personal Benefits. Perquisites and other personal benefits for a director are excluded from the table below if the total value of all of the director’s perquisites and personal benefits is less than $10,000. If the total value of all of the director’s perquisites and personal benefits is $10,000 or more, then each perquisite or personal benefit, regardless of its amount, is identified by type. Each perquisite or personal benefit that exceeds the greater of  $25,000 or 10% of the total amount of perquisites and personal benefits for that director is identified by type and quantified. We offer a new tablet to directors upon commencement of their service and a new cellular phone to each director each year as a personal benefit, and these amounts are included as perquisites if required to be disclosed as provided above.
Fiscal 2021 Director Compensation (1)(2)
Name	Fees Earned or Paid in Cash ($) (3)	Stock Awards ($) (4)	All Other Compensation ($) (5)	Total ($)
Sylvia Acevedo	100,000	266,720(6)	3,782	370,502
Mark Fields	115,000	200,023	25,000	340,023
Jeffrey W. Henderson	140,000	200,023	50,000	390,023
Gregory N. Johnson	100,000	266,720(6)	—	366,720
Ann M. Livermore	121,000	200,023	50,000	371,023
Harish Manwani	135,000	200,023	—	335,023
Mark D. McLaughlin	275,000	200,023	50,000	525,023
Jamie S. Miller	115,000	200,023	—	315,023
Clark T. Randt, Jr.	136,000	200,023	10,500	346,523
Irene B. Rosenfeld	140,000	200,023	50,000	390,023
Kornelis (Neil) Smit	119,500	200,023	50,000	369,523
Jean-Pascal Tricoire	135,000	200,023	—	335,023
Anthony J. Vinciquerra	115,000	200,023	5,000	320,023

(1)
This table shows compensation awarded to, earned by or paid to each individual who served as a director of the Company at any time during fiscal 2021.

(2)
We did not award any stock options or provide any non-equity incentive plan compensation to any director in fiscal 2021. Therefore, we did not include the “Option Awards” or “Non-Equity Incentive Plan Compensation” columns in this table. We do not offer a pension plan or other defined benefit retirement plan to our directors. We do not provide above-market or preferential earnings on deferred compensation, nor do we provide dividends on stock in the NQDC Plan at a rate higher than dividends on our common stock. As a result, the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column has also been omitted from this table.

(3)
These amounts include cash retainers and meeting fees. For Mr. Smit, this amount includes $1,500 in meeting fees earned in fiscal 2020 but paid in fiscal 2021. For Ms. Miller and Messrs. Fields, McLaughlin, Smit and Tricoire, these amounts also include the value of DSUs issued in lieu of payment of certain of their cash retainer fees. DSUs awarded to Ms. Miller are fully vested and will settle three years from the date of grant. DSUs awarded to Messrs. Fields, McLaughlin and Smit are fully vested and will be settled upon termination of Board service. DSUs awarded to Mr. Tricoire are fully vested and will settle on December 31, 2025.

(4)
These amounts represent the fair value of the awards based on the Fair Market Value of our common stock on the grant date. DSUs issued in lieu of payment of cash retainer fees are not included in this column.

(5)
These amounts represent the Company’s match of directors’ contributions to qualified, eligible IRS recognized non-profit organizations. Perquisites and personal benefits have been excluded as the total value for each director was less than $10,000.

(6)
Ms. Acevedo and Mr. Johnson joined the Board in November 2020. The amounts shown in the Stock Awards column include the value of their pro-rated new director DSU award.

2021 PROXY STATEMENT	63

DIRECTOR COMPENSATION
The following table shows the aggregate number of outstanding DSUs, at September 26, 2021, held by each individual who served as a director of the Company at any time during fiscal 2021. No directors held outstanding stock options at September 26, 2021.
Outstanding Equity Awards Held by Directors at Fiscal Year End
Name	Number of Outstanding DSUs (#) (1)
Sylvia Acevedo	2,998
Mark Fields	13,209
Jeffrey W. Henderson	9,675
Gregory N. Johnson	2,998
Ann M. Livermore	9,675
Harish Manwani	9,675
Mark D. McLaughlin	27,823
Jamie S. Miller	4,837
Clark T. Randt, Jr.	9,675
Irene B. Rosenfeld	9,675
Kornelis (Neil) Smit	12,910
Jean-Pascal Tricoire	4,560
Anthony J. Vinciquerra	24,511

(1)
The information in this column includes dividend equivalent rights and amounts deferred under the director compensation program. See the narrative above under “Director Compensation” for detailed information on DSUs granted to our directors.

64	2021 PROXY STATEMENT

AUDIT COMMITTEE REPORT
The Audit Committee assists the Board in its general oversight of Qualcomm’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Committee. During each fiscal year, the Audit Committee reviews the Company’s consolidated financial statements, internal control over financial reporting, audit matters and reports from management. In connection with these reviews, the Audit Committee meets with management and the independent public accountants (PricewaterhouseCoopers LLP) at least once each quarter. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent public accountants, internal auditors, management personnel and legal counsel.
As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the nature and type of their services; approving their audit and non-audit services; reviewing the plan for and results of the annual integrated audit and quarterly reviews of the Company’s consolidated financial statements; and confirming their independence. The Audit Committee has evaluated PricewaterhouseCoopers LLP’s qualifications, performance and independence, including that of the lead audit partner. The Audit Committee and senior financial management determine the selection of the lead audit partner, working with PricewaterhouseCoopers LLP. As part of the engagement process, the Audit Committee considers whether to rotate the independent public accountants and the potential impact thereof. Although the Audit Committee has the sole authority to appoint the independent public accountants, the Audit Committee will continue its longstanding practice of recommending that the Board ask stockholders to ratify the appointment of the independent public accountants at the Annual Meeting.
In addition, the Audit Committee reviews key initiatives and programs aimed at maintaining the effectiveness of the Company’s internal control over financial reporting. Together with senior members of the Company’s management team, the Audit Committee reviews the plans of the internal auditors, the results of internal audit examinations and evaluations by management and the Company’s independent public accountants of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting. As part of this process, the Audit Committee monitors the scope and adequacy of the Company’s internal auditing program, including reviewing internal audit department staffing levels and steps taken to maintain the effectiveness of internal procedures and controls.
In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly unaudited and annual audited consolidated financial statements with management, the internal auditors and the independent public accountants prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the consolidated financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. PricewaterhouseCoopers LLP is responsible for performing an independent audit of the annual consolidated financial statements and expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.
The Audit Committee has reviewed with the independent public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission (SEC), including a discussion with management and the independent public accountants about the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates, judgments and the transparency of disclosures in the Company’s consolidated financial statements. In addition, the Audit Committee reviewed and discussed with PricewaterhouseCoopers LLP matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from PricewaterhouseCoopers LLP to the Committee required by applicable requirements of the PCAOB regarding the independent public accountant’s communication with the Audit Committee concerning independence. The Audit Committee concluded that PricewaterhouseCoopers LLP is independent from the Company and its management.
Taking all these reviews and discussions into account, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Qualcomm’s Annual Report on Form 10-K for fiscal year 2021 for filing with the SEC.
AUDIT COMMITTEE
Jeffrey W. Henderson, Chair
Mark Fields
Jamie S. Miller
Anthony J. Vinciquerra
2021 PROXY STATEMENT	65

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly submitted before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
A copy of our Annual Report on Form 10-K for fiscal 2021 as filed with the Securities and Exchange Commission (SEC), excluding exhibits, may be obtained by stockholders without charge by request to Investor Relations, 5775 Morehouse Drive, San Diego, California 92121-1714 or by calling 858-658-4813 (or toll-free at 866-658-4813) and may be accessed on the “Investor Relations” page of our website at www.qualcomm.com.
66	2021 PROXY STATEMENT

APPENDIX A: PERFORMANCE MEASUREMENT
COMPARISON OF STOCKHOLDER RETURN
The following graph compares total stockholder return on our common stock since September 25, 2016 to two indices: the Standard & Poor’s 500 Stock Index (S&P 500) and the NASDAQ-100 Index (NASDAQ-100). The S&P 500 tracks the aggregate price performance of the equity securities of 500 United States companies selected by Standard & Poor’s Index Committee to include companies in leading industries and to reflect the United States stock market. The NASDAQ-100 tracks the aggregate price performance of the 100 largest domestic and international non-financial securities listed on the NASDAQ Stock Market based on market capitalization.
The total return for our stock and for each index assumes the reinvestment of gross dividends and is based on the returns of the component companies. We paid dividends during all periods presented. Our common stock is traded on the NASDAQ Global Select Market and is a component of each of the S&P 500 and the NASDAQ-100.

Comparison of Cumulative Total Return on Investment Since September 25, 2016 (1)
$350
$300
$250
$200
$150
$100
$50
$0
9/25/2016
9/24/2017
9/30/2018
9/29/2019
9/27/2020
9/26/2021
S&P 500
NASDAQ-100 (NDX)
QUALCOMM Incorporated
Baseline Index on 9/25/2016

(1)
Shows the cumulative total return on investment assuming an investment of  $100 (including reinvestment of dividends) in our common stock, the S&P 500 and the NASDAQ-100 on September 25, 2016. All returns are reported as of our fiscal year end, which is the last Sunday in September.

Our closing stock price on September 24, 2021, the last trading day of our 2021 fiscal year, was $133.88 per share.
2021 PROXY STATEMENT	A-1

APPENDIX B: CORPORATE DIRECTORY
EXECUTIVE OFFICERS	BOARD OF DIRECTORS

Cristiano R. Amon
President & Chief Executive Officer
Akash Palkhiwala
Chief Financial Officer
Heather Ace
Chief Human Resources Officer
Ann Cathcart Chaplin
General Counsel and Corporate Secretary
Alexander H. Rogers
President, Qualcomm Technology Licensing & Global Affairs
Dr. James H. Thompson
Chief Technology Officer

Sylvia Acevedo
Member: Governance Committee
Former Chief Executive Officer, Girl Scouts of the United States of America (leadership development organization for girls)
Cristiano R. Amon
President & Chief Executive Officer, Qualcomm Incorporated
Mark Fields
Member: Audit Committee
Interim Chief Executive Officer, Hertz Global Holdings, Inc. (vehicle rental company) Senior Advisor, TPG Capital LP (alternative asset firm)
Jeffrey W. Henderson
Chair: Audit Committee
President, JWH Consulting, LLC (business and investment advisory firm)
Gregory N. Johnson
Member: HR and Compensation Committee
Executive Vice President and General Manager, Consumer Group, Intuit Inc. (technology platform company)
Ann M. Livermore
Member: Governance Committee
Former Executive Vice President of the Enterprise Business, Hewlett-Packard Company (information technology company)
Harish Manwani
Member: HR and Compensation Committee
Senior Operating Partner, The Blackstone Group (private equity firm)

Mark D. McLaughlin
Chair of the Board
Vice Chairman of the Board, Palo Alto Networks, Inc. (network security company)
Jamie S. Miller
Member: Audit Committee
Chief Financial Officer, Cargill, Inc. (food, agricultural, financial and industrial products company)
Clark T. Randt, Jr.
Chair: Governance Committee
President, Randt & Co. LLC (advises firms with interests in China)
Irene B. Rosenfeld
Chair: HR and Compensation Committee Former Chair and Chief Executive Officer, Mondelēz International, Inc. (snack food and beverage company)
Kornelis (Neil) Smit
Member: HR and Compensation Committee
Former Vice Chairman, Comcast Corporation (media and technology company)
Jean-Pascal Tricoire
Member: Governance Committee Chairman of the Board and Chief Executive Officer, Schneider Electric SE (energy and automation digital solutions company)
Anthony J. Vinciquerra
Member: Audit Committee
Chairman of the Board and Chief Executive Officer, Sony Pictures Entertainment Inc. (television and film division of Sony Corporation)

As of January 2022
2021 PROXY STATEMENT	B-1

APPENDIX C: NON-GAAP FINANCIAL MEASURES
NOTE REGARDING USE OF NON-GAAP FINANCIAL MEASURES
The Non-GAAP financial measures presented herein should be considered in addition to, not as a substitute for or superior to, financial measures calculated in accordance with GAAP. In addition, “Non-GAAP” is not a term defined by GAAP, and as a result, our Non-GAAP financial measures might be different than similarly titled measures used by other companies. Reconciliations between GAAP and Non-GAAP financial measures are presented herein.
We use Non-GAAP financial information: (i) to evaluate, assess and benchmark our operating results on a consistent and comparable basis; (ii) to measure the performance and efficiency of our ongoing core operating businesses, including our QCT (Qualcomm CDMA Technologies) and QTL (Qualcomm Technology Licensing) segments; and (iii) to compare the performance and efficiency of these segments against competitors. Non-GAAP measurements used by us include revenues, operating income, net income and diluted earnings per share. We are able to assess what we believe is a more meaningful and comparable set of financial performance measures by using Non-GAAP information. In addition, the HR and Compensation Committee of the Board of Directors uses certain Non-GAAP financial measures in establishing portions of the performance-based incentive compensation programs for our executive officers. We present Non-GAAP financial information to provide greater transparency to investors with respect to our use of such information in financial and operational decision-making. This Non-GAAP financial information is also used by institutional investors and analysts in evaluating our business and assessing trends and future expectations.
NON-GAAP FISCAL YEAR RESULTS
Non-GAAP information presented herein excludes our QSI (Qualcomm Strategic Initiatives) segment and certain share-based compensation, acquisition-related items, tax items and other items.
•
QSI is excluded because we generally expect to exit our strategic investments in the foreseeable future, and the effects of fluctuations in the value of such investments and realized gains or losses are viewed as unrelated to our operational performance.

•
Share-based compensation expense primarily relates to restricted stock units. We believe that excluding non-cash share-based compensation from the Non-GAAP financial information allows us and investors to make additional comparisons of the operating activities of our ongoing core businesses over time and with respect to other companies.

•
Certain other items are excluded because we view such items as unrelated to the operating activities of our ongoing core businesses, as follows:

•
Acquisition-related items include amortization of acquisition-related intangible assets, substantially all of which relate to the amortization of technology-based intangible assets that is recorded in cost of revenues and will recur in future periods until the related intangible assets have been fully amortized. We view acquisition-related intangible assets as items arising from pre-acquisition activities determined at the time of an acquisition. Acquisition-related intangible assets contribute to revenue generation that has not been excluded from our Non-GAAP financial information. Acquisition-related items also include recognition of the step-up of inventories and property, plant and equipment to fair value and the related tax effects of acquisition-related items, as well as any effects from restructuring the ownership of such acquired assets. Additionally, we exclude third-party acquisition and integration services costs and costs related to temporary debt facilities and letters of credit executed prior to the close of an acquisition.

•
We exclude certain other items that we view as unrelated to our ongoing businesses, such as major restructuring and restructuring-related costs, goodwill and indefinite- and long-lived asset impairments and awards, settlements and/or damages arising from legal or regulatory matters. Beginning in the second quarter of fiscal 2020, we exclude gains and losses driven by the revaluation of our deferred compensation plan liabilities recognized in operating expenses and the offsetting gains and losses on the related plan assets recognized in investment and other income. Amounts prior to the second quarter of fiscal 2020, which were not material, continue to be included in Non-GAAP results.

•
Certain tax items that are unrelated to the fiscal year in which they are recorded are excluded in order to provide a clearer understanding of our ongoing Non-GAAP tax rate and after-tax earnings.

2021 PROXY STATEMENT	C-1

APPENDIX C: PERFORMANCE MEASURES
Reconciliation of GAAP Results to Non-GAAP Financial Measures
	GAAP Results	Less QSI	Less Share-Based Compensation	Less Other Items (1)(2)	Non-GAAP Results
FISCAL 2021
Revenues	$33,566	$45	$—	$54	$33,467
Year-over-year change	43%				55%
Net income (loss)	$9,043	$751	$(1,235)	$(284)	$9,811
Diluted earnings per share	$7.87	$0.65	$(1.07)	$(0.25)	$8.54
Year-over-year change	74%				104%
Diluted shares	1,149	1,149	1,149	1,149	1,149
FISCAL 2020 (3)
Revenues	$23,531	$36	$—	$1,841	$21,654
Net income (loss)	$5,198	$(3)	$(974)	$1,359	$4,816
Diluted earnings per share	$4.52	$—	$(0.85)	$1.18	$4.19
Diluted shares	1,149	1,149	1,149	1,149	1,149

(1)
Other items excluded from fiscal 2021 Non-GAAP results included $54 million of revenues related to the release of a variable constraint against revenues that were previously excluded from our Non-GAAP results. Other items excluded from fiscal 2021 Non-GAAP results also included $260 million of acquisition-related charges, $30 million of interest expense related to the 2018 and 2019 European Commission fines and $4 million of restructuring-related losses, partially offset by a $7 million gain related to a favorable legal settlement. Other items excluded from Non-GAAP results also included $132 million of losses driven by the revaluation of our deferred compensation plan liabilities, which increased operating expenses, offset by corresponding $130 million of gains driven by the revaluation of the associated plan assets, which were included within investment and other income, net. Tax expense in the “Other Items” column included a $55 million charge related to a tax audit settlement with the Internal Revenue Service, a $39 million charge related to a foreign tax audit, a $7 million charge from the combined effect of other items in EBT and a $5 million foreign currency loss related to a noncurrent receivable resulting from our refund claim of Korean withholding taxes paid in prior periods, partially offset by a $28 million benefit for the tax effect of acquisition-related charges, a $19 million tax benefit from the effects of new U.S. Treasury regulations on prior periods and a $10 million benefit related to a prior period.

(2)
Other items excluded from Non-GAAP results included $1.8 billion resulting from the settlement agreement with Huawei and royalties for sales made in the March 2020 and June 2020 quarters under the new global patent license agreement with Huawei, $329 million of acquisition-related charges, $54 million of non-marketable investment impairments, $26 million of interest expense related to the 2018 and 2019 European Commission fines and $2 million of charges related to restructuring-related activities, partially offset by a $28 million gain related to a favorable legal settlement. Other items excluded from Non-GAAP results also included $17 million of losses driven by the revaluation of our deferred compensation plan liabilities, which increased operating expenses, offset by corresponding $17 million of gains driven by the revaluation of the associated plan assets, which were included within investment and other income, net. Tax expense in the “Other Items” column included a $267 million charge from the combined effect of other items in EBT, a $25 million charge related to the issuance of final foreign derived intangible income regulations, a $13 million charge related to a change in prior period tax rate of a foreign jurisdiction and an $11 million charge related to a foreign tax audit, partially offset by a $61 million tax benefit from tax incentives in a foreign jurisdiction, a $57 million tax benefit from the release of a valuation allowance, a $46 million tax benefit for the tax effect of acquisition-related charges, $32 million of foreign currency gains related to a noncurrent receivable resulting from our refund claim of Korea withholding taxes paid in prior periods and a $21 million tax benefit related to a prior year.

(3)
The rapid, global spread of COVID-19 negatively impacted consumer demand for devices that incorporate our products and intellectual property, which negatively impacted our GAAP and Non-GAAP results in fiscal 2020.

Sums may not equal totals due to rounding.
C-2	2021 PROXY STATEMENT

APPENDIX C: PERFORMANCE MEASURES
2021 ANNUAL CASH INCENTIVE PLAN (ACIP)
Adjusted Revenues
For purposes of determining earnings under the ACIP for fiscal 2021, GAAP revenues will be adjusted to exclude the impact of the following items:
•
The QSI segment;

•
The impact of litigation settlement, arbitration and/or judgment to the extent the amount is recorded to revenues when such an event individually equals or exceeds $25 million on a pre-tax basis; and

•
Contract disputes in excess of  $50 million in the fiscal year in which (i) a licensee withholds or fails to make royalty payments or disputes royalty payments paid, (ii) attributable revenue is not recorded in GAAP revenue for the fiscal year, (iii) such dispute is not resolved during the fiscal year, and (iv) projected revenue from such licensee was included in determining the Adjusted Revenue performance target, in which revenue for the fiscal year will be adjusted to include the amount of revenue the licensee withholds, fails to pay or disputes, or to the extent that the licensee fails to report information sufficient to determine the actual impact on revenue of the withholding, failure to make royalty payments or dispute of payment amounts, such adjustment shall be the specific amount for such licensee that was used in the determination of the Adjusted Revenue target.

Adjusted Operating Income
For purposes of determining earnings under the ACIP for fiscal 2021, GAAP operating income will be adjusted to exclude the impact of the following items:
•
The QSI segment;

•
Non-cash share-based compensation expense;

•
Gains and losses driven by the revaluation of our nonqualified deferred compensation plan liabilities recognized in operating expenses;

•
Acquisition-related items, which may include (i) acquired-in process research and development; (ii) recognition of the step-up of inventories to fair value; (iii) purchase accounting effects on property, plant and equipment for certain acquisitions; (iv) amortization of intangible assets for certain acquisitions; (v) third-party acquisition and integration services costs; and (vi) break-up fees. These adjustments shall apply only with respect to applicable items acquired or incurred in transactions that qualify as business combinations pursuant to GAAP;

•
Certain other items exceeding $25 million, which may include (i) major restructuring and restructuring-related costs; (ii) impairments of goodwill and indefinite-lived and long-lived assets; (iii) gains and losses on divestitures and sales of certain assets and associated third-party costs; and (iv) the impact of settlements, arbitration, judgments and/or damages arising from legal or regulatory matters;

•
Contract disputes in excess of  $50 million in the fiscal year in which (i) a licensee withholds or fails to make royalty payments or disputes royalty payments paid, (ii) attributable revenue is not recorded in GAAP revenue for the fiscal year, (iii) such dispute is not resolved during the fiscal year, and (iv) projected revenue from such licensee was included in determining the Adjusted Operating Income performance target, in which revenue for the fiscal year will be adjusted to include the amount of revenue the licensee withholds, fails to pay or disputes, or to the extent that the licensee fails to report information sufficient to determine the actual impact on revenue of the withholding, failure to make royalty payments or dispute of payment amounts, such adjustment shall be the specific amount for such licensee that was used in the determination of the Adjusted Operating Income target; and

•
The impact on income from acquisitions that occur during fiscal 2021 with a purchase price that is greater than $5 billion.

Reconciliation of GAAP Results to Non-GAAP Performance Measures
$ in millions, except per share data	GAAP Results	Less QSI	Less Share-Based Compensation	Less Other Items (1)	Adjusted Results
Revenues	$33,566	$45	$—	$54	$33,467
Operating income (loss)	$9,789	$22	$(1,670)	$(335)	$11,772

(1)
Other items excluded from adjusted results included $54 million of revenues related to the release of a variable constraint against revenues that were previously excluded from adjusted results. Other items excluded from adjusted results also included $260 million of acquisition-related charges, $132 million of losses driven by the revaluation of our deferred compensation plan liabilities, which increased operating expenses, and $4 million of restructuring-related losses, partially offset by a $7 million gain related to a favorable legal settlement.

2021 PROXY STATEMENT	C-3

APPENDIX C: PERFORMANCE MEASURES
2021 PERFORMANCE STOCK UNIT AWARDS
Adjusted Earnings Per Share (EPS)
For purposes of calculating the 2021 EPS PSU award for the fiscal 2022—2024 performance period, GAAP earnings per share will be adjusted to exclude the after-tax impact of the following items:
•
The QSI segment;

•
Acquisition-related items, which may include (i) recognition of the step-up of inventories to fair value; (ii) purchase accounting effects on property, plant and equipment for certain acquisitions; (iii) amortization of intangible assets for certain acquisitions; (iv) purchase accounting effects on acquired or assumed debt; (v) third-party acquisition and integration services costs; (vi) break-up fees; and (vii) costs related to temporary debt facilities and letters of credit executed prior to the close of an acquisition. These adjustments shall apply only with respect to applicable items acquired or incurred in transactions that qualify as business combinations pursuant to GAAP;

•
Certain other items exceeding $25 million on a pre-tax basis, which may include (i) major restructuring and restructuring-related costs; (ii) impairments of goodwill and indefinite-lived and long-lived assets; (iii) gains and losses on divestitures and sales of certain assets and associated third-party costs; (iv) regulatory fines or awards and litigation and contract dispute awards, settlements, arbitration and/or judgements clearly attributable to one or more fiscal years ending before the beginning of the performance period; and (v) gains and losses, regardless of amount, driven by the revaluation of the Nonqualified Deferred Compensation Plan liabilities recognized in operating expenses and the offsetting gains and losses on the related assets recognized in investments and other income.

•
From a potential acquisition occurring during the performance period with a purchase price that is greater than $5 billion, for a certain period, (i) the impact on net income; (ii) the impact of expense or amortization of premiums or discounts related to debt issued or assumed in connection with or related to such acquisition; and (iii) the impact on investment income as a result of usage of such funds in the purchase;

•
Non-cash share-based compensation expenses; and

•
Contract disputes in excess of  $50 million for any fiscal year in the performance period in which (i) a licensee withholds or fails to make royalty payments or disputes royalty payments paid, (ii) attributable revenue is not recorded in GAAP revenue for the fiscal year, (iii) such dispute is not resolved during the performance period, and (iv) projected revenue from such licensee was included in determining the EPS target for that fiscal year, in which event revenue for such fiscal year will be adjusted to include the amount of revenue the licensee withholds, fails to pay or disputes, or to the extent that the licensee fails to report information sufficient to determine for such fiscal year the actual impact on revenue of the withholding, failure to make royalty payments or dispute of payment amounts, such adjustment for such fiscal year shall be the specific amount for such licensee that was used for such fiscal year in the determination of the EPS target.

C-4	2021 PROXY STATEMENT

Qualcomm

SCAN TO
VIEW MATERIALS & VOTE

D64059-P64155

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

QUALCOMM INCORPORATED

The Board of Directors recommends you vote FOR all of the listed nominees.

Nominees:	**For**	**Withhold**	**Abstain**
1a. Sylvia Acevedo	☐	☐	☐
1b. Cristiano R. Amon	☐	☐	☐
1c. Mark Fields	☐	☐	☐
1d. Jeffrey W. Henderson	☐	☐	☐
1e. Gregory N. Johnson	☐	☐	☐
1f. Ann M. Livermore	☐	☐	☐
1g. Mark D. McLaughlin	☐	☐	☐
1h. Jamie S. Miller	☐	☐	☐
1i. Irene B. Rosenfeld	☐	☐	☐
1j. Kornelis (Neil) Smit	☐	☐	☐
1k. Jean-Pascal Tricoire	☐	☐	☐
1l. Anthony J. Vinciquerra	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

QUALCOMM INCORPORATED 5775 MOREHOUSE DRIVEN-585LSAN DIEGO, CA 92121 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on March 8, 2022. Follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on March 8, 2022. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.IF YOU HAVE VOTED OVER THE INTERNET OR BY TELEPHONE, THERE IS NO NEED FOR YOU TO MAIL BACK YOUR PROXY. THANK YOU FOR VOTING. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D64059-P64155 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY 1a.Sylvia Acevedo!!!1k.Jean-Pascal Tricoire!!!1b.Cristiano R. Amon!!!1l.Anthony J. Vinciquerra!!!1c.Mark Fields!!!The Board of Directors recommends you vote FOR Proposals 2 and 3.ForAgainstAbstain1d.Jeffrey W. Henderson!!!2.Ratification of the selection of PricewaterhouseCoopers LLP as our independent public accountants for our fiscal!!!1e.Gregory N. Johnson!!!year ending September 25, 2022.1f.Ann M. Livermore!!!3.Advisory vote to approve the compensation of our named executive officers.!!!1g.Mark D. McLaughlin!!!1h.Jamie S. Miller!!!1i.Irene B. Rosenfeld!!!1j.Kornelis (Neil) Smit!!!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on March 9, 2022:The Notice and Proxy Statement is available at www.proxyvote.com.D64060-P64155 PROXY QUALCOMM INCORPORATEDPROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 9, 2022 PROXY The undersigned, revoking all prior proxies, hereby appoints Mark D. McLaughlin and Ann Cathcart Chaplin, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of QUALCOMM Incorporated (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Irwin M. Jacobs Qualcomm Hall, 5775 Morehouse Drive, San Diego, California 92121, on Wednesday, March 9, 2022 at 9:30 a.m. local time and at any and all adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the matters listed on the reverse side and in accordance with the instructions on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.The shares represented by this proxy card will be voted as directed or, if this card contains no specific voting instructions, the shares will be voted in accordance with the recommendations of the Board of Directors.YOUR VOTE IS IMPORTANT. If you will not be voting by telephone or the Internet, you are to complete, sign, date and promptly return the accompanying proxy in the enclosed envelope, which is postage-prepaid if mailed in the United States.(Continued and to be signed on reverse side.)